                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                                   IMATRON INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)
      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No Fee Required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                  IMATRON INC.
                                PROXY MATERIALS

                IMATRON INC.                             GENERAL ELECTRIC COMPANY
       SPECIAL MEETING OF SHAREHOLDERS                          PROSPECTUS
               MERGER PROPOSED
         YOUR VOTE IS VERY IMPORTANT

Dear Shareholders:

    The Imatron board of directors is soliciting your proxy and seeking your approval of Imatron's merger with a wholly owned subsidiary of General Electric Company which will result in:

    - Imatron becoming a wholly owned subsidiary of GE; and

    - each outstanding share of Imatron common stock being converted into the right to receive $1.89 payable in shares of GE common stock based on the average of the daily volume-weighted trading prices of GE common stock on the NYSE for the ten consecutive trading day period ending five calendar days prior to the closing of the merger.

    On October 29, 2001, there were 105,331,524 shares of Imatron common stock outstanding, 10,022,801 shares of Imatron common stock issuable upon the exercise of outstanding stock options, and 6,465,555 shares of Imatron common stock issuable upon exercise of outstanding warrants.

    IMATRON'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT. AFTER CONSIDERATION OF NUMEROUS FACTORS, INCLUDING RECEIPT OF A FAIRNESS OPINION FROM THOMAS WEISEL PARTNERS, IMATRON'S BOARD HAS DETERMINED THAT THE MERGER AGREEMENT IS ADVISABLE AND FAIR TO AND IN THE BEST INTERESTS OF IMATRON AND ITS SHAREHOLDERS AND RECOMMENDS THAT IMATRON'S SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PLAN OF MERGER.

    The shares of Imatron common stock trade on the Nasdaq National Market under the symbol "IMAT." The shares of GE common stock are principally listed on the New York Stock Exchange under the symbol "GE."

                               /s/ S. Lewis Meyer

                                 S. Lewis Meyer
                            Chief Executive Officer

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SHARES OF GE COMMON STOCK TO BE ISSUED UNDER THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This proxy statement/prospectus is dated November 14, 2001 and is first being mailed to shareholders of Imatron on or about November 16, 2001.

                                  IMATRON INC.
                                PROXY MATERIALS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 19, 2001

                                                               November 14, 2001

To our shareholders:

    A special meeting of shareholders of Imatron Inc., a New Jersey corporation, will be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, on December 19, 2001 at 10:30 a.m., local time, for the purpose of voting on the following proposals:

        1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of September 21, 2001, by and among Imatron, General Electric Company, a New York corporation, and Ruby Merger Corp., a wholly owned New Jersey subsidiary of GE, that provides for, among other things, a merger that will result in Imatron becoming a wholly owned subsidiary of GE and Imatron shareholders becoming GE stockholders. In the merger, each share of Imatron common stock will be converted into the right to receive $1.89 payable in shares of GE common stock based on the average of the daily volume-weighted trading prices of GE common stock on the NYSE for the ten consecutive trading day period ending five calendar days prior to the closing of the merger, plus cash in lieu of fractional shares.

        2. To consider and vote upon any other matters properly presented for action at the special meeting, including the postponement and adjournment of the special meeting in order to solicit additional votes to approve the merger agreement if the secretary of the special meeting determines that there are not sufficient votes to approve the merger agreement.

    The close of business on October 29, 2001, has been fixed as the record date for determining those shareholders entitled to vote at the special meeting and any adjournments or postponements of the special meeting. Therefore, only shareholders of record on October 29, 2001, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting.

                       By Order of the Board of Directors

                               /s/ S. Lewis Meyer

                                 S. Lewis Meyer
                            Chief Executive Officer

    The accompanying proxy statement/prospectus describes the terms and conditions of the merger agreement and includes, as Annex A, the complete text of the merger agreement. We urge you to read the enclosed materials carefully for a complete description of the merger. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, which requires no postage if mailed in the United States. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. PLEASE DO NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY CARDS AT THIS TIME. Do not send in your stock certificates until you receive a letter of transmittal.

    The plan of merger must be approved by the holders of a majority of the outstanding shares of Imatron common stock for which votes are cast at the special meeting. YOUR VOTE IS VERY IMPORTANT. We urge you to review the enclosed materials and return your proxy card promptly. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS ABOUT THE MERGER......................      1
REFERENCES TO ADDITIONAL INFORMATION........................      3
SUMMARY.....................................................      4
  The Companies.............................................      4
  What You Will Receive in the Merger.......................      4
  The Special Meeting.......................................      5
  Shareholder Agreement.....................................      5
  Imatron's Reasons for the Merger..........................      5
  Interests of Certain Persons in the Merger................      6
  Regulatory Approvals......................................      6
  Conditions to the Merger..................................      6
  Termination of the Merger Agreement.......................      7
  Termination Fees..........................................      7
  No Solicitation of Competing Transactions.................      7
  Stock Option Agreement....................................      7
  Appraisal Rights..........................................      7
  Material United States Federal Income Tax Consequences....      8
  Comparison of Rights of Imatron Shareholders and GE
    Stockholders............................................      8
  Forward-Looking Statements May Prove Inaccurate...........      8
SUMMARY SELECTED FINANCIAL DATA.............................      9
SELECTED HISTORICAL FINANCIAL DATA OF IMATRON...............      9
SELECTED HISTORICAL FINANCIAL DATA OF GE....................     11
  Significant Factors Affecting Operating Results...........     11
  Comparative Per Share Data................................     12
  Comparative Market Price Data.............................     13
THE SPECIAL MEETING.........................................     15
  General...................................................     15
  Purpose of the Special Meeting............................     15
  Recommendation of the Imatron Board.......................     15
  Required Vote.............................................     15
  Record Date...............................................     15
  Quorum....................................................     16
  Proxies...................................................     16
  Revocation................................................     16
  Solicitation of Proxies...................................     17
THE MERGER..................................................     18
  General...................................................     18
  Background of the Merger..................................     18
  Recommendation of the Imatron Board of Directors, Reasons
    for the Merger..........................................     24
  Opinion of Thomas Weisel Partners LLC.....................     26
  Interests of Certain Persons in the Merger; Conflicts of
    Interest................................................     33
  Procedures for Exchange of Imatron Common Stock
    Certificates............................................     35
  Anticipated Accounting Treatment..........................     36
  Changes in Stock Rights...................................     36
  Forward-Looking Statements May Prove Inaccurate...........     36
  Material United States Federal Income Tax Consequences....     37
  Appraisal Rights..........................................     38
  Shareholder Litigation....................................     38
THE MERGER AGREEMENT........................................     40
  Form of the Merger........................................     40
  Merger Consideration......................................     40

                                                                PAGE
                                                              --------
  Effective Time............................................     41
  Representations and Warranties............................     41
  Covenants and Agreements..................................     43
  Conditions Precedent to the Merger........................     46
  Termination of the Merger Agreement.......................     47
  Amendment; Waiver.........................................     50
THE STOCK OPTION AGREEMENT..................................     51
  Exercisability............................................     51
  Put Right.................................................     52
  Repurchase Right..........................................     52
  Registration Rights.......................................     52
  Termination...............................................     52
  Maximum Amount Realizable by GE...........................     52
  Effect of the Stock Option Agreement......................     53
THE SHAREHOLDER AGREEMENT...................................     54
  Shares Subject to the Shareholder Agreement...............     54
  Covenants.................................................     54
  Termination...............................................     56
REGULATORY MATTERS..........................................     56
SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS..................     57
COMPARISON OF RIGHTS OF IMATRON SHAREHOLDERS AND
  GE STOCKHOLDERS...........................................     57
  Authorized Capital Stock..................................     57
  Shareholder Voting Rights.................................     57
  Special Meetings of Shareholders; Consent to Actions of
    Shareholders in Lieu of Meeting.........................     59
  Business Combinations.....................................     60
  Business Conducted at Shareholders' Meetings..............     61
  Dividends.................................................     61
  Dissenters' Appraisal Rights..............................     61
  Warrants or Options.......................................     62
  Number and Term of Directors..............................     62
  Election of Directors.....................................     62
  Classification of the Board of Directors..................     63
  Removal of Directors......................................     63
  Transactions with Interested Directors....................     63
  Indemnification...........................................     64
DESCRIPTION OF GE'S CAPITAL STOCK...........................     65
LEGAL MATTERS...............................................     65
EXPERTS.....................................................     65
WHERE YOU CAN FIND MORE INFORMATION.........................     66

ANNEX A  AGREEMENT AND PLAN OF MERGER................................  A-1
ANNEX B  OPINION OF THOMAS WEISEL PARTNERS LLC.......................  B-1
ANNEX C  STOCK OPTION AGREEMENT......................................  C-1
ANNEX D  SHAREHOLDER AGREEMENT WITH S. LEWIS MEYER, DOUGLAS P. BOYD
           AND JOSE MARIA SALEMA GARCAO..............................  D-1
ANNEX E  SHAREHOLDER AGREEMENT WITH TERRY ROSS.......................  E-1

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q.  WHAT IS THE PROPOSED TRANSACTION FOR WHICH I AM BEING ASKED TO VOTE?

    A. Imatron proposes to be acquired by GE pursuant to the terms of a merger agreement. In the merger, Ruby Merger Corp., a wholly owned subsidiary of GE, will merge into Imatron with Imatron surviving the merger. As a result, Imatron will become a wholly owned subsidiary of GE.

Q.  WHAT EFFECT WILL THE MERGER HAVE ON MY IMATRON SHARES?

    A. Each share of your Imatron common stock will be exchanged for a fraction of a share of GE common stock having a market value of approximately $1.89, plus cash instead of fractional shares. The actual number of GE shares that you receive will be determined based on the average of the daily volume-weighted trading prices of GE common stock on the NYSE for the 10 consecutive trading-day period ending five calendar days prior to the closing of the merger.

    For example, if the average per share price of GE stock for the valuation period were $38.77 (which was the closing price of GE common stock on the NYSE on November 5, 2001) an Imatron shareholder holding 750 shares of Imatron common stock would receive 36 shares of GE common stock, $29.08 in cash instead of fractional shares.

Q.  HOW WILL SHAREHOLDERS KNOW WHAT THE ACTUAL EXCHANGE RATIO IS?

    A. We will issue a press release prior to the special meeting that will disclose the exchange ratio assuming that the closing of the merger occurs on the same day as the shareholders meeting. If the closing of the merger is delayed for any reason, then the exchange ratio could change. The exchange ratio is the fraction of a share of GE common stock that you would receive in the merger for each share of Imatron common stock you own. Additionally, you can call (800) 250-7979 to receive hypothetical information about the exchange ratio updated as of the week of your call.

Q. WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER ON IMATRON SHAREHOLDERS?

    A. The consummation of the merger is conditioned upon the receipt by GE and Imatron of legal opinions from their respective tax counsel to the effect that the merger will qualify as a tax-free reorganization under the Internal Revenue Code. Assuming that the merger so qualifies, you will not recognize any gain or loss for U.S. federal income tax purposes on the exchange of your Imatron shares for GE shares in the merger except for any gain or loss attributable to cash received instead of fractional GE shares. The tax consequences to you of the transaction will depend on your particular facts and circumstances. You should consult your tax advisor for a full understanding of the tax consequences of the merger to you.

Q.  AM I ENTITLED TO APPRAISAL RIGHTS?

    A. No. Under New Jersey law, which governs Imatron and the rights of Imatron shareholders in the merger, you are not entitled to appraisal rights.

Q.  WHEN AND WHERE IS THE SPECIAL MEETING?

    A. The Imatron special meeting is scheduled to take place on December 19, 2001 at 10:30 a.m., local time, at Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California.

Q.  WHAT WILL I VOTE ON AT THE SPECIAL MEETING?

    A. At the special meeting you will be asked to vote to approve the merger agreement and the merger.

Q.  WHAT VOTE IS REQUIRED FOR APPROVAL?

    A. The merger agreement and the merger must be approved by a majority of the votes cast at the special meeting, so long as a quorum is present.

Q.  WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

    A. We expect to complete the merger promptly after we receive the Imatron shareholder approval at the special meeting and after we receive all necessary regulatory approvals.

Q.  WHAT DO I NEED TO DO NOW?

    A. After carefully reading and considering the information contained in this document, please fill out and sign the proxy card, and then mail your signed proxy card in the enclosed envelope as soon as possible so that your shares may be voted at the special meeting. Your proxy card will instruct the persons named on the card to vote your shares at the special meeting as you direct on the card. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be voted FOR the adoption of the merger agreement. If you abstain, the effect will be a vote against the merger. YOUR VOTE IS VERY IMPORTANT.

Q.  MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

    A. You may change your vote at any time before your proxy is voted at the meeting. You can do this in one of three ways. First, you can send a written notice stating that you want to revoke your proxy. Second, you can complete and submit a new proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to:

       Imatron Inc.
       389 Oyster Point Boulevard
       South San Francisco, California 94080
       Attention: Corporate Secretary

    Third, you can attend the Imatron special meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy; you must vote at the meeting. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Q.  SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

    A. No. After the merger is completed, you will receive written instructions for exchanging your stock certificates.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

    A. Your broker will only vote your shares if you provide instructions on how to vote. You should follow the directions provided by your broker to vote your shares. You cannot vote shares held in "street name" by returning a proxy card directly to us.

Q.  WHAT DOES IMATRON'S BOARD OF DIRECTORS RECOMMEND?

    A. After consideration of numerous factors, including the receipt of a fairness opinion from Thomas Weisel Partners, Imatron's board of directors has determined that the proposed merger is advisable and fair to and in the best interests of Imatron and its shareholders and unanimously recommends that you vote FOR the proposal to approve the merger agreement and the merger.

                      REFERENCES TO ADDITIONAL INFORMATION

    This document incorporates important business and financial information about our companies from documents we have filed with the Securities and Exchange Commission but have not included or delivered with this document. If you call or write us, we will send you these documents, excluding exhibits, without charge. You can contact us at:

General Electric Company               Imatron Inc.
3135 Easton Turnpike                   389 Oyster Point Boulevard
Fairfield, Connecticut 06431-0001      South San Francisco, CA 94080
Attention: GE Corporate Investor       Attention: Corporate Secretary
  Communications                       (650) 583-9964
(203) 373-2816

    PLEASE REQUEST DOCUMENTS FROM EITHER COMPANY NOT LATER THAN DECEMBER 12, 2001. IF YOU REQUEST ANY DOCUMENTS, WE WILL MAIL THE DOCUMENTS TO YOU BY FIRST CLASS MAIL, OR ANOTHER EQUALLY PROMPT MEANS, BY THE NEXT BUSINESS DAY AFTER WE RECEIVE YOUR REQUEST.

    See "Where You Can Find More Information" on page 66 for more information about the documents referred to in this document.

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE
66. WE HAVE INCLUDED PAGE REFERENCES PARENTHETICALLY TO DIRECT YOU TO MORE COMPLETE DESCRIPTIONS OF THE TOPICS PRESENTED IN THIS SUMMARY.

    THE MERGER AGREEMENT IS ATTACHED AS ANNEX A TO THIS DOCUMENT. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT, AS IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER. THE EXACT LANGUAGE OF THE MERGER AGREEMENT WILL PREVAIL OVER THE MORE GENERAL, ABBREVIATED DESCRIPTION IN THIS PROXY STATEMENT/PROSPECTUS.

THE COMPANIES
IMATRON INC.
389 Oyster Point Boulevard
South San Francisco, California 94080
(650) 583-9964

    Imatron, a New Jersey corporation, is a technology-based company principally engaged in the business of designing, manufacturing, and marketing a high performance Electron Beam Tomography (EBT) scanner. This scanner, called the Imatron EBT scanner, uses Imatron's patented Electron Beam Tomography technology to perform unique high volume imaging applications for physicians specializing in the fields of cardiology, pulmonology, and gastroenterology together with general radiological whole body imaging.

GENERAL ELECTRIC COMPANY
3135 Easton Turnpike
Fairfield, Connecticut 06431-0001
(203) 373-2211

    GE, a New York corporation, is one of the world's largest and most diversified industrial corporations. GE has engaged in developing, manufacturing and marketing a wide variety of products for the generation, transmission, distribution, control and utilization of electricity since its incorporation in 1892. Over the years, GE has developed or acquired new technologies or services that have broadened considerably the scope of its activities.

    GE's products include major appliances; lighting products; industrial automation products; medical diagnostic imaging equipment; motors; electrical distribution and control equipment; locomotives; power generation and delivery products; nuclear power support services and fuel assemblies; commercial and military aircraft jet engines; and engineered materials, such as plastics, silicones and superabrasive industrial diamonds.

    GE's services include product services; electrical product supply houses; electrical apparatus installation, engineering, repair and rebuilding services; and computer-related information services. Through its affiliate, the National Broadcasting Company, Inc., GE delivers network television services, operates television stations, and provides cable programming and distribution services. Through another affiliate, General Electric Capital Services, Inc., GE offers a broad array of financial and other services, including consumer financing, commercial and industrial financing, real estate financing, asset management and leasing, mortgage services, consumer savings and insurance services, specialty insurance and reinsurance, and satellite communications.

RUBY MERGER CORP.
3135 Easton Turnpike
Fairfield, Connecticut 06431-0001
(203) 373-2211

    Ruby Merger Corp., a New Jersey corporation, is a company formed by GE on September 7, 2001 solely for use in the merger.

WHAT YOU WILL RECEIVE IN THE MERGER
(PAGE 40)

    If the merger is completed, for each share of Imatron common stock you own immediately prior to the merger, you will be entitled to approximately $1.89 worth of GE common stock.

You will receive cash instead of fractional shares of GE common stock. The number of shares of GE common stock to which you will be entitled for each Imatron share will be determined by dividing $1.89 by the average of the daily volume-weighted sales prices per share of GE common stock on the NYSE for the ten consecutive trading days ending on the trading day which is five calendar days prior to the date on which the merger occurs and then rounding to the nearest thousandth. The price of GE common stock at the time of completion of the merger may be higher or lower than the average GE price on which the merger exchange ratio is based. As a result, the value of the shares of GE common stock to which you become entitled on the date the merger closes may be more or less than $1.89 per share of Imatron common stock.

    EXAMPLE: If you own 750 shares of Imatron common stock when the merger is consummated and if the average GE price on which the exchange ratio is based is $38.77 (using the closing price of GE common stock on the NYSE on November 5, 2001 for purposes of this example), then after the merger you would be entitled to receive 36 shares of GE common stock, $29.08 cash instead of fractional shares.

    You may call, toll-free, (800) 250-7979 for information concerning the estimated number of shares of GE common stock that would be issued in exchange for your Imatron common stock if the merger were consummated as of the week you call.

THE SPECIAL MEETING
(PAGE 15)

    At the special meeting, the holders of Imatron common stock will be asked to approve and adopt the plan of merger. The close of business on October 29, 2001 is the record date for determining if you are entitled to vote at the special meeting. On that date, there were approximately 105,331,524 shares of Imatron common stock outstanding. Each share of Imatron common stock is entitled to one vote at the special meeting. A majority of the outstanding shares for which votes are cast at the special meeting is required to approve and adopt the plan of merger. On the record date, directors and executive officers of Imatron owned and had the right to vote 2,242,619 shares of Imatron common stock (approximately 2.1% of the shares of Imatron common stock then outstanding).
S. Lewis Meyer, Douglas P. Boyd, Terry Ross and Jose Maria Salema Garcao have executed shareholder agreements relating to the voting of their shares (see below).

SHAREHOLDER AGREEMENTS
(PAGE 54)

    To induce GE to enter into the merger agreement, S. Lewis Meyer, Douglas P. Boyd, Terry Ross and Jose Maria Salema Garcao entered into shareholder agreements with GE. They have agreed, without any additional consideration being paid to them, to vote 7,189,556 of shares owned directly by them and any additional shares that may become owned by them (including 3,627,008 shares issuable upon exercise of stock options or warrants) in favor of the merger.

IMATRON'S REASONS FOR THE MERGER
(PAGE 24)

    The Imatron board has approved the merger agreement and recommends that you vote to approve and adopt the merger agreement and to approve the merger. The Imatron board believes that the merger is in the best interests of Imatron and its shareholders. In reaching its decision, the Imatron board considered a number of factors, including the following (to which no relative weights were assigned):

    - Imatron's need for significant additional capital to operate and compete, and the difficulty in obtaining such capital;

    - the lack of viable strategic alternatives;

    - the relative strength of GE and the specific financial and other terms of the merger agreement;

    - the receipt of an opinion from Thomas Weisel Partners that the merger consideration was fair to the Imatron shareholders from a financial point of view;

    - and the potential strategic and other benefits of the merger to Imatron shareholders, employees and customers.

    To review Imatron's reasons for the merger in greater detail, see "The Merger--Recommendation of the Imatron Board of Directors; Reasons for the Merger" on page 24.

INTERESTS OF CERTAIN PERSONS IN THE MERGER
(PAGE 33)

    In considering the recommendation of the Imatron board regarding the merger, you should be aware of the interests which executive officers and directors of Imatron have in the merger that are different from your interests as shareholders.

    On September 21, 2001 an aggregate of approximately 2,861,508 shares of Imatron common stock were subject to options granted to executive officers and directors of Imatron under Imatron's stock option plans which will terminate at the effective time of the merger. Approximately 1,926,508 of these that have an exercise price below $1.89 per share will be converted into the right to receive shares of GE stock equal in value to the "spread" between the $1.89 and the applicable strike price. The remaining options, to the extent held by employees that continue with GE after the merger, will be cancelled in exchange for the right to receive new GE options.

    On September 21, 2001, Imatron and S. Lewis Meyer executed a separation agreement. Under this agreement, Mr. Meyer's employment with Imatron will terminate at the effective time of the merger. Mr. Meyer will be entitled to receive payments and debt forgiveness valued at approximately $626,950, but will not be entitled to receive any GE stock options in exchange for options he holds to purchase Imatron shares (which options will be cancelled at the effective time of the merger).

    The Imatron board recognized all the interests described above and concluded that these interests did not detract from the fairness of the merger to the holders of Imatron common stock who are not executive officers or directors of Imatron. Please refer to page 34 for more information concerning retention agreements and other arrangements for Imatron's executive officers and directors.

REGULATORY APPROVALS
(PAGE 56)

    In order to complete the merger, we must obtain the approval of federal and foreign regulatory authorities. We have filed, or soon will file, all of the required applications or notices with these regulatory authorities. The initial filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 were made effective October 19, 2001. Although we expect to obtain the necessary approvals, we cannot be certain we will obtain them.

CONDITIONS TO THE MERGER
(PAGE 46)

    GE and Imatron will not complete the merger unless a number of conditions are satisfied or waived by them, the most significant of which are: the holders of a majority of the shares of Imatron common stock for which votes are cast at the special meeting must approve and adopt the plan of merger; the GE common stock issuable in the merger shall be authorized for listing on the NYSE; the GE registration statement with respect to the GE common stock to be issued to Imatron shareholders must be declared effective by the SEC and all necessary authorizations imposed by state securities laws must have been received; the parties must have received legal opinions from their respective tax counsel to the effect that the merger will qualify as a tax-free reorganization under the Internal Revenue Code, and that each of GE, Imatron and Ruby Merger Corp. will be parties to that reorganization within the meaning of the Internal Revenue Code; there must be no law, injunction or order that prohibits the merger; the representations and warranties of each of GE and Imatron contained in the merger agreement must be true and correct in all material respects as of the time given and as of the closing; GE shall have received satisfactory results of environmental site assessments of the real property at which Imatron and its subsidiaries operate; and there must have been no material adverse change with respect to Imatron.

    Following the execution of the merger agreement, two civil actions were filed against Imatron and its directors, seeking injunctive relief and damages for, among other things, breach of the directors' fiduciary duties to Imatron shareholders. See "THE MERGER--Shareholder Litigation." If these actions are successful, or are pending at the proposed effective time for the merger and it is determined that the existence of these actions is material, GE would have the right to refuse to consummate the merger.

    The party entitled to the benefit of some of these conditions may waive these conditions.

TERMINATION OF THE MERGER AGREEMENT
(PAGE 47)

    Imatron and GE can agree at any time to terminate the merger agreement without completing the merger, and the merger agreement may be terminated by either party if any of the following events occur: the other party materially breaches any of its representations, warranties or obligations under the merger agreement and does not cure the breach within five business days after receiving notice of the breach; the merger is not completed by June 15, 2002; a court or other governmental authority permanently prohibits the merger; the holders of Imatron common stock do not approve the merger agreement; or Imatron enters into an agreement to effect a more favorable business combination (subject to various conditions).

    In addition, GE may terminate the merger agreement if the Imatron board changes its recommendation in favor of the merger, recommends in favor of a business combination other than the merger with GE or fails to recommend against the acceptance of any tender offer or exchange offer for Imatron common stock.

TERMINATION FEES
(PAGE 48)

    To compensate GE if the merger is not consummated, the merger agreement provides for termination fees plus reimbursement of actual expenses, up to a maximum expense reimbursement of $1.5 million, under a variety of circumstances. The termination fee, when added to any amounts received by GE pursuant to the stock option agreement between GE and Imatron in connection with Imatron's completion of a transaction with a party other than GE, shall not exceed a total of $11 million.

NO SOLICITATION OF COMPETING TRANSACTIONS
(PAGE 43)

    The merger agreement imposes conditions on Imatron's ability to solicit, encourage or participate in discussions with respect to any alternative acquisition transactions with third parties, though Imatron's board can provide information or negotiate with third parties to the extent required by their fiduciary duties. Imatron must promptly notify GE if it receives offers or proposals for any such alternative transactions.

STOCK OPTION AGREEMENT
(PAGE 51)

    Also as a condition to GE's entering into the merger agreement, GE and Imatron entered into a stock option agreement, whereby Imatron has granted to GE an option to purchase shares that, immediately prior to their issuance, would represent up to 19.9% of Imatron's outstanding shares of common stock at an exercise price of $1.89 per share, payable in cash. The option becomes exercisable by GE only if specified events occur. The stock option agreement and the termination fees may discourage persons from making a competing offer for Imatron common stock.

APPRAISAL RIGHTS
(PAGE 38)

    Under New Jersey law, Imatron shareholders have no right to an appraisal of the value of their shares of Imatron common stock in connection with the merger. This is because the GE shares are listed on the New York Stock Exchange.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

(PAGE 37)

    The consummation of the Merger is conditioned upon the receipt by Imatron and GE of legal opinions from their respective tax counsel, to the effect that the merger will constitute a reorganization for federal income tax purposes. Accordingly, among other things, no gain or loss will be recognized by the shareholders of Imatron on the exchange of their shares of Imatron common stock for shares of GE common stock pursuant to the merger, except to the extent of any gain or loss attributable to cash received instead of fractional shares of GE stock.

    The tax consequences of the merger to you will depend on your particular facts and circumstances. We urge you to consult your tax advisor to understand fully the tax consequences of the merger to you. See "The Merger--Material United States Federal Income Tax Consequences" on page 37.

COMPARISON OF RIGHTS OF IMATRON SHAREHOLDERS AND GE STOCKHOLDERS

(PAGE 57)

    After the merger, Imatron shareholders will become GE stockholders and their rights as stockholders will be governed by the certificate of incorporation and bylaws of GE and the New York corporate law. There are a number of differences between the certificate of incorporation and bylaws of GE and the New York corporate law and the certificate of incorporation and bylaws of Imatron and the New Jersey corporate law. These differences are discussed under "Comparison of Rights of Imatron Shareholders and GE Stockholders."

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

(PAGE 36)

    GE and Imatron have made forward-looking statements in this document and in documents to which we have referred you. These statements are subject to risks and uncertainties, and we cannot assure you that these statements will prove to be correct. Forward-looking statements include assumptions as to how GE and Imatron may perform in the future. You will find many of these statements in the following sections: "The Merger--Recommendation of the Imatron Board of Directors; Reasons for the Merger" on page 24; and "The Merger--Opinion of Thomas Weisel Partners LLC" on page 26.

    Also, when we use words like "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. For those statements, GE and Imatron claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that the following important factors, in addition to those discussed elsewhere in this document and in the documents that we incorporate by reference, could affect the future results of GE and Imatron and could cause those results to differ materially from those expressed in our forward-looking statements. These factors include: the ability to timely and fully realize the expected cost savings and revenues; the loss of consumer confidence by Imatron's existing customers; the resulting economic impact of the events of September 11, 2001 and any potential future military or other conflict; material adverse changes in economic conditions and in the markets served by GE and Imatron; regulatory, legal, economic and other changes in the healthcare industry generally; a significant delay in the expected completion of the merger; competitive pressures; GE's and Imatron's ability to attract and retain key personnel; changes in the financial condition of major Imatron customers; variability of quarterly results; uncertainty of entrance into new markets; and integration of the acquired business.

                        SUMMARY SELECTED FINANCIAL DATA

    Imatron and GE are providing the following financial information to help you in your analysis of the financial aspects of the merger. The annual selected historical financial data presented below have been derived from the audited consolidated financial statements of each company. The interim selected historical financial data presented below have been derived from the unaudited consolidated financial statements of each company. As this information is only a summary, you should read it in conjunction with the historical financial statements and related notes of GE contained in the annual reports and other information that GE has filed with the SEC. See "Where You Can Find More Information" on page 66. You should also read this in conjunction with the historical financial statements and related notes of Imatron contained in the annual reports and other information that Imatron has filed with the SEC.

    Imatron and GE report quarterly and annual earnings results using methods required by generally accepted accounting principles. GE and Imatron both prepare their financial statements on the basis of a fiscal year beginning on January 1 and ending on December 31.

                                  IMATRON INC.
                         SELECTED FINANCIAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

OPERATING INFORMATION

YEAR ENDED DECEMBER 31                           2000       1999       1998       1997       1996
----------------------                         --------   --------   --------   --------   --------
Total revenues from continuing operations....  $ 62,212   $37,549    $ 30,660   $37,317    $ 24,823
Operating income (loss) from continuing
  operations.................................  $  4,465   $(5,835)   $ (9,535)  $(3,915)   $ (8,065)
Income (loss) from continuing operations.....  $  6,081   $(5,646)   $ (9,400)  $(3,250)   $ (5,892)
Income (loss) from discontinued operations...  $    207   $  (940)   $ (4,507)  $(6,428)   $ (4,573)
Net income (loss)............................  $  6,288   $(6,586)   $(14,781)  $11,422)   $(13,737)
Basic and diluted income (loss) per share
  from continuing operations.................  $   0.06   $ (0.06)   $  (0.11)  $ (0.04)   $  (0.08)
Number of shares used in per share
  calculations:
  Basic......................................   102,983    94,680      83,941    78,461      74,406
  Diluted....................................   106,931    94,680      83,941    78,461      74,406

NINE MONTHS ENDED SEPTEMBER 30                   2001       2000
------------------------------                 --------   --------
Total revenues from continuing operations....  $ 54,686   $44,275
Operating income from continuing
  operations.................................  $  3,327   $ 2,860
Income from continuing operations............  $  3,131   $ 3,188
Loss from discontinued operations............  $     --   $  (364)
Net income...................................  $  3,131   $ 2,824
Basic and diluted income per share from
  continuing operations......................  $   0.03   $  0.03
Number of shares used in per share
  calculations:
  Basic......................................   105,099   102,458
  Diluted....................................   105,883   107,183

BALANCE SHEET INFORMATION

AT DECEMBER 31                                     2000       1999       1998       1997       1996
--------------                                   --------   --------   --------   --------   --------
Working capital................................  $31,987    $22,217    $12,813    $26,003    $33,042
Total assets...................................   51,488     40,643     31,982     43,165     47,488
Long term obligations including capital lease
  obligations..................................       82        125         39         65        182
Total liabilities..............................   14,791     13,818     12,991     11,840      9,962
Minority interest..............................       --         93        331     14,255     12,323
Shareholders' equity...........................   36,697     26,732     18,660     17,070     25,203

AT SEPTEMBER 30                                    2001       2000
---------------                                  --------   --------
Working capital................................  $37,902    $28,228
Total assets...................................   69,207     47,711
Long term obligations including capital lease
  obligations..................................      119         91
Total liabilities..............................   25,934     14,486
Minority interest..............................       --         71
Shareholders' equity...........................   43,273     33,154

    The Company did not pay any cash dividends on its common stock during any of the periods presented above.

                   SELECTED CONSOLIDATED FINANCIAL DATA OF GE
                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

GENERAL ELECTRIC COMPANY AND CONSOLIDATED AFFILIATES

                                  NINE MONTHS
                              ENDED SEPTEMBER 30                  FOR THE YEAR ENDED DECEMBER 31,
                             ---------------------   ---------------------------------------------------------
                               2001        2000        2000        1999        1998        1997        1996
                             ---------   ---------   ---------   ---------   ---------   ---------   ---------
Revenues...................  $  91,938   $  94,872   $ 129,853   $ 111,630   $ 100,469   $  90,840   $  79,179
Net earnings...............      9,751       9,150      12,735      10,717       9,296       8,203       7,280
Dividends declared.........      4,770       4,059       5,647       4,786       4,081       3,535       3,138
Return earned on average
  share owner's equity.....       18.8%       20.3%       27.5%       26.8%       25.7%       25.0%       24.0%

EARNINGS PER SHARE OF
  COMMON STOCK (1):
  Basic....................  $    0.98   $    0.93   $    1.29   $    1.09   $    0.95   $    0.83   $    0.73
  Diluted..................       0.97        0.91   $    1.27        1.07        0.93        0.82        0.72
Dividends declared (1).....       0.48        0.41        0.57        0.48 2/3      0.41 2/3      0.36      0.31 2/3

BALANCE SHEET DATA (AS OF
  END OF THE PERIOD):
Total assets...............    460,097     431,141     437,006     405,200     355,935     304,012     272,402
Long-term borrowings.......     81,035      75,813      82,132      71,427      59,663      46,603      49,246
Shares outstanding average
  (in thousands)(1)........  9,933,431   9,887,944   9,897,110   9,883,478   9,806,955   9,824,075   9,922,182

------------------------

(1) Reflects the 3 for 1 stock split effective on April 27, 2000

SIGNIFICANT FACTORS AFFECTING OPERATING RESULTS

    Sometimes financial results reported in accordance with GAAP include unusual or infrequent events and factors which are not expected to occur regularly in the future. Examples of these events and factors include gains or losses on the sale of businesses, the costs of completing major acquisitions and of other business development activities, and the costs of business restructurings. Certain unusual or infrequent events and transactions, as well as other significant factors and trends, which may be helpful in understanding the past performance and future prospects of Imatron and GE, are described briefly below. The following discussion should be read with the "Summary Selected Financial Data" of Imatron and "Selected Consolidated Financial Data" of GE included on the previous pages and with the "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Imatron contained in the annual reports and other information that Imatron has filed with the SEC, and with the "Management's Discussion and Analysis of Financial Condition and Results of Operations" of GE contained in the annual reports and other information that GE has filed with the SEC. See "Where You Can Find More Information" on page 66.

    In considering the Selected Consolidated Financial Data of GE, you should be aware that:

    - the consolidated financial statements represent the combined results of all companies that GE directly or indirectly controls;

    - results of associated companies--generally companies that are 20% to 50% owned by GE and over which GE, directly or indirectly, has significant influence--are included in the financial statements on a "one-line" basis; and

    - the consolidated financial statements have been restated to reflect a two-for-one stock split, which took effect on April 28, 1997, and a three-for-one stock split, which took effect on April 27, 2000.

COMPARATIVE PER SHARE DATA

    The following tables present historical per share data of Imatron and GE. The data presented below should be read in conjunction with the historical financial statements of GE and Imatron incorporated by reference in this document. Only the earnings per share data are calculated using the diluted weighted average of shares outstanding. Because the number of shares of GE common stock to be issued in the merger will not be known until five calendar days prior to the completion of the merger, Imatron equivalent per share data cannot be computed at this time. That information will be available via telephone, toll-free, at (800) 250-7979. Hypothetical Imatron equivalent per share data is presented below using the closing sale price of a share of GE common stock on the NYSE on November 5, 2001 which was $38.77 and a resulting hypothetical exchange ratio of 0.049. The hypothetical Imatron equivalent per share data was calculated by multiplying the actual GE per share data by the hypothetical exchange ratio of 0.049.

                                                 NINE MONTHS
                                                    ENDED          FISCAL YEAR ENDED
                                              SEPTEMBER 30, 2001   DECEMBER 31, 2000
                                              ------------------   -----------------
IMATRON HISTORICAL:
Earnings per share, diluted.................         $0.03               $0.06
Dividends per share, net....................            --                  --
Book value per share........................         $0.41               $0.34
GE HISTORICAL:
Earnings per share, diluted.................         $0.97               $1.27
Dividends per share.........................          0.48                0.57
Book value per share........................          5.40                5.08
HYPOTHETICAL IMATRON EQUIVALENT:
Earnings per share, diluted.................          0.05                0.06
Dividends per share, net....................          0.02                0.03
Book value per share........................          0.26                0.25

COMPARATIVE MARKET PRICE DATA

    The following tables present certain historical trading and dividend declaration information for the Imatron common stock and GE common stock. No dividends have been paid on shares of Imatron common stock.

                              IMATRON COMMON STOCK

                                                                HIGH       LOW
                                                              --------   --------
                                                                    (IN $)
2001
  Third Quarter.............................................    1.99       1.44
  Second Quarter............................................    2.24       1.52
  First Quarter.............................................    2.38       1.47
2000
  Fourth Quarter............................................    2.53       1.28
  Third Quarter.............................................    2.72       2.03
  Second Quarter............................................    3.63       2.03
  First Quarter.............................................    4.75       2.47
1999
  Fourth Quarter............................................    3.81       1.03
  Third Quarter.............................................    1.84       1.06
  Second Quarter............................................    1.44       0.84
  First Quarter.............................................    2.28       1.03
1998
  Fourth Quarter............................................    2.34       0.88

                                GE COMMON STOCK

                                                           HIGH       LOW          DIV
                                                         --------   --------   -----------
                                                                     (IN $)(1)
2001
  Third Quarter........................................   50.20      30.37     .16
  Second Quarter.......................................   53.40      39.60     .16
  First Quarter........................................   48.06      37.70     .16
2000
  Fourth Quarter.......................................   59.94      47.19     .16
  Third Quarter........................................   60.50      49.50     .13 2/3
  Second Quarter.......................................   55.98      47.69     .13 2/3
  First Quarter........................................   54.96      41.67     .13 2/3
1999
  Fourth Quarter.......................................   53.17      38.21     .13 2/3
  Third Quarter........................................   40.83      34.19     .11 2/3
  Second Quarter.......................................   39.15      33.27     .11 2/3
  First Quarter........................................   38.06      31.42     .11 2/3
1998
  Fourth Quarter.......................................   34.65      23.00     .11 2/3

------------------------

(1) Reflects a three-for-one stock split effective April 27, 2000.

    GE common stock is principally traded in the United States on the NYSE under the symbol "GE." Imatron common stock is currently traded on the Nasdaq National Market under the symbol "IMAT."

    GE declared dividends of $5.647 billion in 2000, or approximately 44% of GE's 2000 consolidated earnings. Per share dividends declared of $0.57 in fiscal year 2000 increased 17% from 1999, its 25th consecutive annual increase. Following the merger, payment of cash dividends by GE in respect of GE common stock will depend on GE's financial condition, results of operations and any other factor GE's board of directors may consider relevant.

    At year-end 2000, GE had purchased and placed into treasury a total of 950 million shares having an aggregate cost of $17 billion under a share repurchase program begun in December 1994. In December 1999, GE's board of directors increased the authorization to repurchase GE common stock to $22 billion and authorized the program to continue through 2002. Such shares are from time to time reissued upon the exercise of employee stock options, conversion of convertible securities and for other corporate purposes. GE intends to continue repurchases of shares in the ordinary course under its ongoing repurchase program between the date of this document and the merger, and during the valuation period for the merger.

    Set forth below are the last reported sale prices of GE common stock and Imatron common stock on September 21, 2001, the last trading day prior to the public announcement of the execution of the merger agreement, and on November 13, 2001, the last trading day prior to the date of this proxy statement/prospectus. The GE common stock price is as reported on the NYSE, and the Imatron common stock price is as reported by the Nasdaq National Market.

                                              SEPTEMBER 21, 2001    NOVEMBER 13, 2001
                                              -------------------   ------------------
GE common stock.............................        $31.30                $40.56
Imatron common stock........................        $ 1.44                $ 1.83

                              THE SPECIAL MEETING

GENERAL

    We are sending you this proxy statement/prospectus as part of a solicitation of proxies by the board of directors of Imatron for use at the special meeting of Imatron shareholders. We are first mailing this proxy statement/prospectus, including a notice of the special meeting and a form of proxy, on or about November 16, 2001.

    The special meeting is scheduled to be held on:

                               December 19, 2001
                                   10:30 a.m.

                              Embassy Suites Hotel
                             250 Gateway Boulevard
                        South San Francisco, California

PURPOSE OF THE SPECIAL MEETING

    The purpose of the special meeting is to vote on a proposal to approve and adopt the merger agreement. As a result of the merger, each share of Imatron's outstanding common stock will be converted into a fraction of a share of GE common stock, and Imatron will become a wholly owned subsidiary of GE.

    We know of no other matters to be brought before the special meeting. However, if any other matters are properly presented for action at the Imatron special meeting, including a motion to adjourn the meeting to another time or place, the persons named in the enclosed proxy card will have the discretion, unless otherwise noted on any proxy form, to vote on those matters, subject to applicable law. No proxy card that is voted against the merger will be voted in favor of any adjournment or postponement.

RECOMMENDATION OF THE IMATRON BOARD

    Imatron's board of directors has unanimously approved the merger agreement. IMATRON'S BOARD HAS DETERMINED THAT THE MERGER AGREEMENT IS ADVISABLE AND FAIR TO AND IN THE BEST INTERESTS OF IMATRON AND ITS SHAREHOLDERS AND RECOMMENDS THAT IMATRON'S SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PLAN OF MERGER. See "The Merger--Reasons for the Merger; Recommendation of the Imatron Board of Directors."

REQUIRED VOTE

    Adoption of the plan of merger requires the affirmative vote of a majority of the outstanding shares of Imatron common stock that vote at the special meeting. Each share of outstanding Imatron common stock entitles its holder to one vote.

RECORD DATE

    Imatron's board of directors has fixed the close of business on October 29, 2001 as the record date for the special meeting. At that date, there were 105,331,524 shares of Imatron common stock outstanding. Only shareholders of record on the record date will receive notice of and be entitled to vote at the meeting. No other voting securities of Imatron are outstanding.

    As of the record date, directors and executive officers of Imatron beneficially owned and had the right to vote 2,242,619 shares of Imatron common stock entitling them to exercise approximately 2.1% of the voting power of the Imatron common stock

    Additionally, as a condition to GE's willingness to enter into the merger agreement, S. Lewis Meyer, Douglas P. Boyd, Terry Ross and Jose Maria Salema Garcao have each entered into a shareholder agreement which requires them, among other things, to vote 7,189,556 of the shares of Imatron common stock directly owned by them in the aggregate (representing approximately 6.8% of the issued and outstanding shares of Imatron common stock on October 29, 2001), as well as any additional Imatron shares that they may subsequently acquire, including up to 3,627,008 shares issuable upon exercise of warrants and stock options, in the event of such exercise (which would represent an additional 3.4% of the issued and outstanding shares of Imatron common stock on October 29, 2001) in favor of approving and adopting the plan of merger at the special meeting. See "The Shareholder Agreements."

QUORUM

    A majority of the outstanding shares of Imatron common stock entitled to vote must be present at the special meeting, either in person, or by proxy, in order for there to be a quorum at the special meeting. There must be a quorum in order for the vote on the plan of merger to be held.

    We will count the following shares of Imatron common stock as present at the special meeting for purposes of determining whether or not there is a quorum:

    - shares held by persons who attend or are represented at the Imatron special meeting whether or not the shares are voted; and

    - shares for which Imatron received properly executed proxies.

PROXIES

    You should complete and return the accompanying proxy card whether or not you plan to attend the special meeting in person. All properly executed proxies received by Imatron before the special meeting that are not revoked will be voted at the special meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, FOR approval of the plan of agreement. Properly executed proxies also will be voted for any adjournment or postponement of the Imatron special meeting for the purpose of soliciting additional votes to approve the plan of merger, if necessary.

    Proxies marked "Abstain" will not be voted at the special meeting. In addition, under Nasdaq rules, your broker cannot vote Imatron common shares without specific instructions from you. You should follow the directions your broker provides to you regarding how to instruct your broker to vote your shares. Abstentions will have the same effect as votes against adoption of the plan of merger. Accordingly, Imatron's board of directors urges you to complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope.

REVOCATION

    Your grant of a proxy on the enclosed proxy card does not prevent you from voting in person or otherwise revoking your proxy at any time before it is voted at the special meeting. To revoke your proxy, either:

    - deliver a signed notice of revocation or properly executed new proxy bearing a later date to:

                                  Imatron Inc.
                           389 Oyster Point Boulevard
                     South San Francisco, California 94080
                         Attention: Corporate Secretary

    - attend the Imatron special meeting and vote your shares in person.

SOLICITATION OF PROXIES

    In addition to soliciting proxies by mail, officers, directors and employees of Imatron, without receiving additional compensation, may solicit proxies by telephone, telegraph, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of Imatron common stock held of record by those persons, and GE and Imatron will reimburse these brokerage firms, custodians, nominees and fiduciaries for related, reasonable out-of-pocket expenses they incur. MacKenzie Partners, Inc., a proxy solicitation firm, will assist Imatron in soliciting proxies and will be paid a fee of approximately $10,000 plus out-of-pocket expenses. GE and Imatron will share equally all expenses related to printing and filing the proxy statement/prospectus and all the regulatory filing fees incurred in connection with the proxy statement/prospectus. See "The Merger Agreement--Termination of the Merger Agreement--FEES AND EXPENSES--EXPENSES."

                                   THE MERGER

GENERAL

    The Imatron board of directors has unanimously approved the merger agreement, which provides for the acquisition by GE of Imatron through a merger that will result in Imatron becoming a wholly owned subsidiary of GE and you becoming a GE stockholder. Upon completion of the merger, each share of your Imatron stock will be converted into a fraction of a share of GE common stock, plus cash in lieu of fractional shares. The conversion will be based on a conversion ratio determined by dividing $1.89 by the average of the daily volume-weighted sales prices per share of GE common stock on the NYSE for the ten consecutive trading days ending on the trading day which is five calendar days prior to the date on which the merger occurs and then rounding to the nearest thousandth. The result of this equation is the fractional share of GE common stock to be exchanged for each share of Imatron common stock. You will have your shares aggregated and will receive whole shares of GE common stock plus cash instead of fractional shares, if any.

BACKGROUND OF THE MERGER

    Believing that the ultimate market for non-invasive imaging of coronary arteries and minimally invasive electron beam angiography was much larger than a company with its limited resources could effectively commercially exploit, in the summer of 1999 Imatron retained AmeriCal Securities, a regional investment bank specializing in the healthcare industry, to explore potential strategic opportunities for Imatron. Those potential strategic opportunities included business combination transactions, private placements of Imatron equity securities, sales of a significant number of EBT scanners to a single purchaser, or a worldwide distribution agreement based upon a firm commitment for the purchase of EBT scanners.

    Prior to retaining AmeriCal, in early 1998, at the American College of Cardiology conference, S. Lewis Meyer, CEO of Imatron, and several members of the business development group of GE Medical Systems, a division of GE, first discussed the possibility of GE Medical Systems becoming a distributor of Imatron scanners. As a result of those discussions, GE Medical Systems was appointed as a non-exclusive sales representative for Imatron's products through the execution of a Sales Representative Agreement, effective July 1, 1998.

    Also in early 1998, in connection with a pre-existing relationship with Siemens AG, Imatron had proposed that Siemens and Imatron explore a potential business combination prior to the scheduled March 31, 1998 expiration of Siemen's EBT scanner distribution agreement and its agreements with Imatron related to research and development of EBT technology. Although Siemens expressed interest in a continuing limited distributor relationship, the discussions ended without any agreement. Siemens did not express any further interest in any business transactions with Imatron after March 1998.

    Following its retention in 1999, AmeriCal approached certain targeted major pharmaceutical companies with a significant presence in the market for cholesterol-lowering drugs as well as certain medical device companies. From the summer of 1999 through the summer of 2000, AmeriCal contacted Pfizer, Inc., Bristol Myers Squibb Co., Bayer Corporation, Merck & Co., Inc., and Solvay Pharmaceuticals, Inc. to solicit interest in a possible transaction involving either the purchase of a significant number of Imatron EBT scanners, which would be strategically deployed in screening centers operated by these pharmaceutical companies, or the complete acquisition of Imatron. Although these pharmaceutical companies appreciated the value of EBT technology as it related to the marketing of their pharmaceutical products, none of these solicitations resulted in any firm proposals. During the same period, AmeriCal contacted several medical device manufacturers, including Guidant Corp., Medtronic, Inc., and Boston Scientific Corp., to determine whether any of these companies had an interest in an acquisition of, or strategic transaction with, Imatron. Despite extensive discussions, those companies expressed only limited interest and ultimately viewed the relatively high priced Imatron EBT scanner only as a marketing tool that could support their existing line of medical devices and not as a primary line of business.

    Through existing relationships with executives and representatives of Koninklijke Philips Electronics N.V., in March 2000, AmeriCal and Imatron initiated discussions regarding a possible acquisition of Imatron or another significant business relationship with Philips Medical Systems North America division. These discussions led to several meetings in late 2000 and the first half of 2001.

    In the summer of 2000, AmeriCal Securities approached GE Medical Systems about the possibility of either forming a strategic alliance or pursing an acquisition of Imatron by GE. Imatron generally believed that there would be significant synergies between it and GE Medical Systems because of GE Medical Systems' interest in developing a more extensive cardiac business and GE Medical Systems' overall cardiovascular product line. Specifically, Imatron considered a transaction with GE Medical Systems to be particularly advantageous to the development and commercialization of Imatron's EBT technology because of GE Medical Systems' commitment to, and extensive resources devoted to, GE Medical Systems' cardiovascular business. Imatron believed these resources would accelerate and strengthen the rapid development of Imatron's EBT technology.

    AmeriCal Securities' Richard F. Gaston, M.D., through Lewis Dudley, General Manager of Americas CT division of GE Medical Systems, arranged a meeting between Dr. Gaston and H. David He, Ph.D., Manager, Cardiology and Growth Segment of GE Medical Systems, at the American Heart Association meeting in New Orleans in November 2000. Following that introductory meeting, Imatron and GE Medical Systems concluded that further discussions were appropriate, and Dr. He agreed to arrange a meeting with Dow R. Wilson, General Manager, Global CT GE Medical Systems, Mr. Meyer and Dr. He at the Radiological Society of North America conference in November 2000 in Chicago. At that same conference, Imatron management and AmeriCal met with members of the senior executive management of Philips Medical Systems to continue the two companies' discussions concerning a possible business transaction. Following the meetings in Chicago with GE Medical Systems and Philips, both GE Medical Systems and Philips separately agreed to conduct on-site visits to Imatron in early 2001. Subsequently, AmeriCal had discussions with the chief executive of Philips Medical Systems North America division, while Imatron commenced discussions with other representatives of Philips.

    In the subsequent weeks, GE Medical Systems, Imatron and AmeriCal's Charles Engelberg, M.D. and Dr. Gaston engaged in various phone and letter correspondence. GE Medical Systems and Imatron executed a confidentiality agreement on February 2, 2001, and later that month Mr. Wilson, Dr. He and Karim Karti, Manager, Global Business Development, made an on-site visit to Imatron. At that meeting, GE Medical Systems expressed interest in moving forward with a possible acquisition of Imatron, and a second visit was arranged for the purpose of conducting a more formal and extensive evaluation of Imatron's current and future technologies.

    On February 12, 2001, Philips and Imatron entered into a Non-Disclosure Agreement, and soon thereafter, Philips visited Imatron's facilities to conduct an extensive due diligence review of Imatron's technology and non-public information. After in-depth discussions concerning a possible business combination in early 2001, Philips expressed that its preferred relationship with Imatron was that of the exclusive worldwide distributor of Imatron EBT scanners and as an investor in Imatron's equity securities. During the spring of 2001, Imatron negotiated the terms of a proposed distribution agreement pursuant to which Philips would commit to purchase, on a firm basis, a substantial number of EBT scanners and make a capital infusion of $25 million that would take the form of a purchase of equity or debt securities, combined with advance deposits on Imatron EBT scanners to be sold by Philips. In May 2001, Marconi Corporation plc announced its intention to sell its Medical Systems division. Philips indicated to Imatron at that time that it had elected to suspend further discussions with Imatron concerning any significant transaction. Imatron's management believed this was because Philips was actively engaged in acquiring the Marconi Medical Systems division. On
July 4, 2001, Philips announced its agreement to purchase Marconi's Medical Systems unit.

    On May 10, 2001, a group from GE Medical Systems, including Mr. Wilson,
Dr. He, Mr. Karti, Armin H. Pfoh, Ph.D., Manager, CT Program, Robert Armstrong, General Manager of CT Engineering, and Jiang Hsieh, Ph.D., Senior Scientist, returned for a more thorough examination of Imatron's intellectual property, technology development strategy and programs, patient database, and business prospects. Principally based on oral comments made by GE Medical Systems' representatives at the meeting, Imatron concluded that a transaction was not likely because of a lack of enthusiasm for Imatron's EBT technology by GE Medical Systems representatives and as a result, GE Medical Systems would be unlikely to offer a price that was reflective of the value of Imatron's EBT technology.

    After the May 10, 2001 meeting, Dr. Gaston continued to have further communications with Mr. Wilson regarding the potential value of Imatron's EBT technology to GE Medical Systems. In those discussions, Mr. Wilson and
Mr. Gaston decided that an additional due diligence visit to Imatron might be helpful in moving a possible transaction ahead. On June 21, 2001, several representatives from GE Medical Systems including Mr. Wilson, Dr. He,
Mr. Karti, Dr. Hsieh, Mr. Armstrong, Brian J. Kost, Manager, CT New Product Programs, and Eugene Saragnese, Vice President of Global Technology Operation, met for a full day at Imatron's headquarters. Following that meeting, AmeriCal Securities and Imatron were notified that GE Medical Systems was prepared to make a formal offer to purchase Imatron, subject to successful completion of a full due diligence review of Imatron.

    On June 28, 2001, in a telephone conversation, Messrs. Wilson and Karti indicated that GE Medical Systems would consider pursuing an acquisition of Imatron at a purchase price of up to $2.00 per share of Imatron common stock, subject to a more extensive diligence review. On July 5, 2001, Mr. Meyer informed Messrs. Wilson and Karti that the offer was not acceptable. Mr. Meyer explained that the proposed valuation was inadequate, and therefore, Imatron could not pursue a transaction at that price.

    After renewing discussions with Imatron in July 2001, Philips requested on August 15, 2001 that Imatron's board of directors postpone any decisions on any definitive offer from any other offeror to give Philips additional time to finalize its terms of the proposed distribution contract. In response to Philips's request, Mr. Meyer agreed to use his best efforts to provide Philips additional time to develop and present its offer.

    Throughout the first two weeks of August, negotiations between GE Medical Systems and Imatron regarding price and other financial issues were conducted by phone, mostly between Dr. Engelberg and Mr. Karti, which concluded in GE Medical Systems proposing an acquisition of 100% of Imatron's common stock at a purchase price of $2.10 per share, payable in GE stock, in a structure that GE Medical Systems understood to be a taxable transaction. At a meeting of the Imatron board of directors held on August 17, 2001, Dr. Engelberg made a formal presentation in which he reported that GE Medical Systems had proposed an acquisition at a purchase price of $2.10 per share, payable in GE stock, in a structure that the board believed to be a tax-free reorganization. In the presentation, Dr. Engelberg reviewed publicly available past business combination agreements by GE Medical Systems in the medical equipment field. Imatron's counsel then outlined for the directors their fiduciary duties with respect to the offer. After discussion, Mr. Meyer was authorized to continue the talks with GE Medical Systems, including negotiating an increase in price and finalizing definitive terms, including clarifying that the transaction would be structured as a tax-free reorganization. He was also authorized to seek other buyers or alternative business combinations. Pursuant to this authority, Mr. Meyer continued his discussions with Philips and GE Medical Systems.

    At that same meeting, the Imatron board of directors also considered the need for an independent financial advisor to assist the board in evaluating the fairness to Imatron's shareholders of any proposed transaction and, if appropriate, to render a fairness opinion in connection with any proposed transaction. While AmeriCal believed that the proposed offer from GE Medical Systems was fair and reasonable to the shareholders and recommended its acceptance to the Imatron board of directors, AmeriCal indicated that it was not specifically engaged to provide a formal written fairness opinion and that, as a matter of AmeriCal's company policy, it did not provide such opinions. Therefore, AmeriCal recommended that the board retain another investment bank to assist the board in its evaluation of any proposed transactions and, if requested to do so, to render a fairness opinion. As the directors believed that obtaining an evaluation of the fairness of any proposed transaction from a well recognized and independent investment bank would be helpful to the board in its consideration of any offer to purchase Imatron, the Imatron board of directors authorized Mr. Meyer to identify such an investment banking firm. On
September 10, 2001, Imatron retained Thomas Weisel Partners LLC for this project.

    On August 23, 2001, in response to Mr. Meyer's statement that a price of $2.10 per share in a taxable transaction would not be acceptable, Michael Jones, General Manager of Business Development for GE Medical Systems, discussed a proposed price of $2.20 per share with Mr. Meyer in a cash transaction that would not qualify as a tax-free reorganization. Mr. Meyer indicated that a transaction at that price could be acceptable, but objected to conducting any transaction other than a tax-free reorganization because a tax-free reorganization would facilitate gaining shareholder approval by enhancing the value of the transaction to the individual Imatron shareholders and by allowing them to exchange their Imatron investment into GE common stock on a tax free basis. In the days following, Mr. Jones and Mr. Meyer had several telephone discussions in which many different structures of the transaction were explored. Mr. Jones explained the additional costs GE Medical Systems would incur in a tax free reorganization, and Mr. Meyer explained that for the reasons discussed above, a tax-free reorganization was important to the Imatron shareholders.

    During the week of August 27, 2001, Philips advised Imatron management that it was no longer interested in pursuing a distribution agreement with Imatron and discussions terminated. Philips explained that its recent acquisitions made it impossible for it to pursue an additional significant strategic relationship at that time.

    On August 31, 2001, Mr. Meyer tentatively agreed to present two pricing possibilities for the business combination transaction to the Imatron board of directors (in each case subject to due diligence and negotiation of a definitive agreement): a $2.10 price per share, payable in GE shares that would qualify as a tax-free reorganization, and a $2.20 price per share payable in cash, which would not qualify as a tax-free reorganization. Given the status of negotiations, and the likelihood that GE Medical Systems would be expending considerable resources to pursue a transaction with Imatron, GE Medical Systems requested that Imatron execute and deliver an Exclusivity Agreement. The Exclusivity Agreement was executed by Imatron and GE Medical Systems on
August 31, 2001, and provided that until September 30, 2001, Imatron would negotiate exclusively with GE Medical Systems and would not solicit or engage in any business combination discussions with any party other than GE Medical Systems. The Exclusivity Agreement did not prohibit, however, Imatron from receiving unsolicited offers from parties other than GE Medical Systems, provided that Imatron notified GE Medical Systems of such unsolicited offer. Following the execution of the Exclusivity Agreement, Mr. Meyer received a comprehensive due diligence materials request, and scheduled a formal Imatron management presentation to representatives of GE Medical Systems for September 5, 2001, in San Francisco. In the course of subsequent telephone discussions that day, Mr. Karti confirmed to Mr. Meyer three alternative pricing structures for a business combination transaction: for each share of Imatron common stock, (i) $2.20 in cash (which would be a taxable transaction to the Imatron shareholders); (ii) $2.20 payable in GE common stock in a taxable transaction; and (iii) $2.10 payable in GE common stock in a tax-free reorganization. Mr. Meyer agreed to discuss these three alternatives with the Imatron board of directors and reported back to Mr. Karti the board's preference for a tax-free reorganization.

    In the afternoon of September 5, 2001, several members of the executive management team of Imatron made presentations to representatives of GE Medical Systems management team and arranged access to certain written financial and other non-public information requested by GE Medical Systems in connection with its due diligence investigation of Imatron. From September 5, 2001 through September 10, 2001, Imatron management and its counsel met with representatives of GE Medical Systems and its counsel and discussed certain business, personnel, legal and financial information relating to Imatron.

    Between September 10 and 14, 2001, GE Medical Systems and Imatron and their respective counsel extensively negotiated the terms of a definitive agreement including, but not limited to, the break-up fee, legal and acquisition expenses payable upon termination by Imatron of the transaction and the proposed option to purchase 19.9% of Imatron's common stock. After several concessions, including a reduction of the amount of GE Medical Systems' third party expenses payable by Imatron under certain circumstances related to the termination of the merger agreement, on September 14, 2001 GE Medical Systems advised Mr. Meyer that it was unwilling to make further changes in the terms of the agreement and requested that he submit the most recent draft of the merger agreement to the Imatron board of directors for its consideration. Based on GE Medical Systems' request, Mr. Meyer called a meeting of the board of directors for September 17, 2001 at 2:00 p.m. to present and discuss the outstanding Imatron issues with the proposed merger agreement.

    On September 11, 2001, simultaneous terrorist attacks were directed at the World Trade Center Towers in New York City and the Pentagon in Washington, D.C., resulting in catastrophic damage, loss of life and disruption to the U.S. economy. In the wake of these attacks, the New York Stock Exchange and Nasdaq National Market suspended trading, and transportation systems throughout the United States suffered serious disruption. These events, along with the continued prospect of overall weakness in the U.S. economy, caused the executive sales team of Imatron to evaluate the consequences on Imatron's financial condition, results of operations and prospects for Imatron's third and fourth fiscal quarters of 2001 and future periods.

    After discussions with prospective customers and sales staff worldwide, it was determined that the availability of private investment capital and third party equipment financing capital necessary to complete the forecasted sales transactions for the remainder of the calendar year could be adversely affected by the events of September 11, 2001. Imatron also believed that its existing customers, which planned business expansion based on the purchase of additional EBT scanners, would re-evaluate future EBT scanner purchase requirements due to economic uncertainty and expected reduced discretionary consumer spending. While the precise impact could not be quantified, Imatron further believed that the events of September 11, 2001 could also have an adverse impact on sales in 2002 and introduce a substantial element of uncertainty to the economy generally and to the market for Imatron's products. Because of the likely consequences of the events of September 11, 2001 and GE Medical Systems' insistence on a "material adverse change" clause in the merger agreement that allowed GE Medical Systems to terminate the merger agreement in the event there were material changes in Imatron's results of operations, financial projections or forecasts between signing and closing of the merger agreement, Imatron communicated to GE Medical Systems that its internal sales and revenue forecasts might need to be modified. Imatron management proceeded to review its anticipated sales for the third and fourth quarters of 2001 in order to develop a realistic but achievable sales projection for the remainder of the year. As a result of these forecasting efforts, and for the purposes of the proposed agreement, GE Medical Systems was further advised that Imatron's prior guidance to the investment community might need to be reduced from its previously announced expectation of $80+ million in revenue for 2001 (a 30% increase over 2000) to an estimated $71 million in revenue for 2001 (a 14% increase over 2000). Furthermore, by September 17, 2001, Imatron's management was considering the possibility of revising its previously announced projection of a 50% increase in net operating income for fiscal year 2001 as compared to fiscal year 2000, to an approximate 30% decrease in net operating income as compared to fiscal year 2000.

    On the morning of the scheduled September 17 board meeting, Jack Marquess, Imatron's Vice President of Worldwide Sales, Mr. Meyer and Imatron's counsel met with Mr. Karti and GE Medical Systems' counsel to discuss the information that was being assembled regarding the possible need to revise sales forecasts.
Mr. Karti explained that the previously discussed $2.10 price would be reconsidered by GE Medical Systems in light of the potential significant decreases in sales and profitability. Despite the effective withdrawal of the offer by GE Medical Systems, the Imatron board of directors convened its meeting to discuss the outstanding issues in the merger agreement and in the negotiations. Mr. Marquess attended portions of the meeting. Thomas Weisel Partners LLC participated in portions of the meeting by videoconference phone. First, the board discussed the current state of Imatron's business in light of the events of September 11, 2001. Mr. Meyer provided the board with the information regarding the preliminary reforecast of sales for the third and fourth quarters of 2001, which was discussed with GE Medical Systems earlier that day. Mr. Meyer reported to the board that Imatron would not be likely to meet its projections for sales in the third and fourth fiscal quarters, and that the entirety of the impact on the 2002 fiscal year sales could not then be completely assessed. Mr. Marquess elaborated on the information he was receiving from potential customers regarding their intentions to delay or postpone the order and delivery of scanners. Second, the board considered a possible decline in the price of Imatron stock if it failed to meet its publicly announced sales and earnings forecasts. Third, the board considered the difficulties and risks with respect to raising capital to support Imatron's planned technology and product development programs, particularly in light of the economic climate following September 11, 2001. Also, the board was cognizant of, among other factors, Philips's recent withdrawal from discussions regarding a major strategic transaction with Imatron. At this meeting, the directors reviewed a written presentation regarding financial aspects of the transaction prepared by Thomas Weisel Partners, although a detailed discussion concerning the written presentation was not held at that meeting. Since a final price and terms had not been agreed upon between Imatron and GE, Thomas Weisel Partners did not provide any formal opinion of value at the meeting. Subsequently, a full presentation by Thomas Weisel Partners of the financial aspects of the transaction was made at the meeting of the board of directors on September 20, 2001, at which time a discussion with the directors of Imatron was held. In addition, Imatron's counsel thoroughly reviewed the terms of the proposed merger agreement, stock option agreement and shareholder agreement, and reviewed its advice regarding the fiduciary duties of the Imatron board of directors.

    On September 18, 2001, in a meeting between Mr. Karti and Mr. Meyer,
Mr. Karti stated that the potential decreased sales and profit forecast, in addition to other matters that negatively impacted GE's views on the valuation of Imatron, would result in approximately a $30,000,000 reduction in the value of GE Medical Systems' acquisition offer for Imatron (or approximately $.30 per share). Mr. Meyer indicated that such a reduction would not be acceptable to Imatron's board of directors.

    On September 19, 2001, during a teleconference between Mr. Meyer,
Mr. Marquess, Mr. Karti and Mr. Wilson, GE Medical Systems stated a willingness to pay $1.90 per share of Imatron common stock outstanding, payable in GE common stock, in a transaction structured as a tax free reorganization, again subject to Imatron's acceptance of the latest version of the merger agreement.
Mr. Meyer agreed to submit the offer to Imatron's board of directors. Over the next two days, Mr. Karti, Mr. Meyer and counsel for GE Medical Systems and Imatron continued to negotiate the final open issues in the merger agreement.

    In the afternoon of September 20, 2001, the Imatron board of directors met to discuss the status of the negotiations with GE Medical Systems. Mr. Meyer reported that, other than the remaining open issue in the merger agreement related to a cap on Imatron's transaction costs, all other issues in the transaction had been finalized. As of that date, GE Medical Systems' offer had included a cap on transaction costs that would be incurred by Imatron in connection with the merger. However, the sum of Imatron's transaction costs exceeded the cap.
Mr. Meyer was directed to negotiate a resolution to this matter, which could include, if necessary, a per share merger price lower than the amount of $1.90 offered specifically reflecting the amount the transaction cost exceeded the cap. Representatives of Thomas Weisel Partners then made a presentation regarding the proposed financial terms of the merger, including the $1.90 per share price, as well as a financial presentation regarding Thomas Weisel Partners' valuation analysis of Imatron and rendered a fairness opinion based on the projections and financial data provided by Imatron's management prior to September 11, 2001. The Imatron board of directors discussed the effects that the reduced sales and earnings forecast might have on the proposed financial terms of the merger. The Imatron board of directors concluded that if the $1.90 per share offer was a fair price to the Imatron shareholders based upon pre-September 11th projections, the $1.90 price would be more favorable to Imatron shareholders in light of possible decreases in projected revenue and earnings as a result of the September 11th attacks. Imatron's counsel then reviewed the directors' fiduciary responsibilities to the Imatron shareholders, as was discussed at the meeting earlier that week. The meeting was adjourned with a direction to Mr. Meyer to seek conclusion to all remaining issues to the transaction.

    On September 21, 2001, after extensive discussions between Mr. Meyer,
Mr. Karti and Dr. Engelberg, GE Medical Systems agreed that, in exchange for an increase in the cap on Imatron's transaction costs, GE Medical Systems would reduce its offer by $0.01 per share, and as a result GE Medical Systems presented an offer of $1.89 payable in GE shares in a tax-free reorganization. Mr. Meyer agreed to present that offer of $1.89 per share to the Imatron board of directors. At the meeting of the Imatron board of directors, representatives of Thomas Weisel Partners discussed the proposed financial terms of the merger in light of the offer of $1.89 per share. Thomas Weisel Partners delivered its oral opinion (which was subsequently confirmed in writing) that as of that date and based on and subject to the assumptions, limitations and qualifications set forth in the written opinion and explained orally, the consideration to be received by the shareholders of Imatron pursuant to the merger agreement was fair to such shareholders from a financial point of view. The Imatron board of directors found the price to be fair, and that the overall terms of the transaction were in the best interests of the Imatron shareholders. Accordingly, upon management's recommendation, the board unanimously approved the merger agreement and the stock option agreement in the form presented to the board subject to such final revisions as management might approve, at the transaction price of $1.89 per outstanding share of Imatron common stock, payable in GE common stock based on the formula set forth in the merger agreement.

    Following the meeting, during the evening of September 21, 2001, Imatron and GE executed the stock option agreement, Imatron, GE and Ruby Merger Corp. executed the merger agreement, and GE and S. Lewis Meyer, Jose Maria Salema Garcao, Terry Ross and Douglas P. Boyd executed the shareholder agreement. The proposed merger was publicly announced prior to the opening of trading on September 24, 2001, at which time Imatron also revised its guidance to the investment community regarding projected 2001 results of operations.

RECOMMENDATION OF THE IMATRON BOARD OF DIRECTORS; REASONS FOR THE MERGER

    At a meeting held on September 21, 2001, the board of directors of Imatron unanimously approved and adopted the merger agreement and plan of merger, approved the merger and determined that the merger is advisable and fair to and in the best interests of Imatron and its shareholders. The

Imatron board unanimously recommends adoption of the merger agreement by Imatron shareholders. The recommendation of the Imatron board is based on a number of factors including the following:

    - THE IMPACTS OF IMATRON'S NEED FOR SIGNIFICANT ADDITIONAL CAPITAL TO OPERATE AND COMPETE, AND CURRENT MARKET CONDITIONS AFFECTING ACCESS TO CAPITAL, INCLUDING:

       - the limited ability of Imatron, based on forecasted levels of sales revenues, to produce sufficient internally generated capital to support the aggressive technology, marketing and product development programs required in an environment of increased competition and changing technologies;

       - the possibility that, absent additional capital from outside sources, current development programs would likely have to be curtailed or even eliminated in order to assure continued Imatron operations;

       - the threat to Imatron's ability to compete successfully in an increasingly competitive marketplace for its products and services where there are several competitors, including GE, who possess greater financial resources and lower cost structures than Imatron;

       - current industry, economic, market and other conditions, including the increased volatility and uncertainty in the economy and financial markets decreasing the ability of Imatron's customers to finance purchases of scanners and owning and operating such scanners; and

       - the risk of material dilution to Imatron's existing shareholders in the event substantial capital could be raised.

    - THE LACK OF VIABLE STRATEGIC ALTERNATIVES, INCLUDING:

       - the limited number of potential acquirers of Imatron, the thoroughness and breadth of the pursuit of potential purchasers, and the lack of any other viable offers being produced during the two year engagement of AmeriCal Securities; and

       - the termination by Philips of its interest in completing and entering into a major distribution agreement for Imatron's products.

    - THE RELATIVE STRENGTH OF GE AND THE FINANCIAL TERMS OF THE DEAL,
      INCLUDING:

       - information, analysis and presentations with respect to the financial condition, results of operations and sales, and prospects for Imatron and GE, comparatively both historically and on a prospective basis, including the risks associated with the current and likely future economic uncertainty relating to the September 11 attacks and subsequent events;

       - the presentations from and discussions with Thomas Weisel Partners, and the written opinion of Thomas Weisel Partners (a copy of which is attached as Annex B to this proxy statement/prospectus) that as of the date thereof and based on and subject to the assumptions, limitations and qualifications included in the written opinion the consideration to be received by the shareholders of Imatron pursuant to the merger agreement was fair to such shareholders from a financial point of view;

       - the trading prices of Imatron common stock and the trading volume of Imatron common stock compared to the trading prices and volume of GE common stock; and

       - the opportunity for Imatron shareholders to become shareholders of GE, which the Imatron board of directors viewed as a highly diversified corporation and with an extremely liquid common stock and a solid history of rewarding shareholders with dividends.

    - OTHER SPECIFIC TERMS OF THE MERGER AGREEMENT, INCLUDING:

       - Imatron's right and ability to consider other proposals and the fact that the deal protections proposed by GE would not preclude other offers;

       - the structure of the merger, which is intended to permit Imatron shareholders to exchange their Imatron common stock for GE common stock on a tax-free basis, except to the extent they receive cash for fractional interests; and

       - the certainty of receiving a fixed value of GE stock, regardless of stock market fluctuations prior to the closing of the merger.

    - POTENTIAL STRATEGIC AND OTHER BENEFITS OF THE MERGER, INCLUDING:

       - the strategic and other benefits of the merger that would combine the EBT technology of Imatron with the substantial resources and distribution channels of GE Medical Systems to give access to EBT technology to the millions of people who could benefit from the quantification of calcium in the coronary arteries as an aid in diagnosis of pre-clinical coronary artery disease and other unique clinical applications of EBT technology;

       - the opportunity for Imatron shareholders to continue their investment in Imatron's EBT technology by exchanging their Imatron shares for GE shares; and

       - the interests of constituencies other than the Imatron shareholders, such as employees, customers and suppliers.

    The Imatron board did not find it necessary to and did not quantify or otherwise assign relative weights to the foregoing factors or determine that any factor was of particular importance. Rather, the Imatron board views its recommendation as being based on the totality of the information presented to and considered by it.

OPINION OF THOMAS WEISEL PARTNERS LLC

    A COPY OF THE THOMAS WEISEL PARTNERS OPINION IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT/ PROSPECTUS. YOU ARE URGED TO READ THE THOMAS WEISEL PARTNERS OPINION CAREFULLY IN ITS ENTIRETY FOR THE ASSUMPTIONS MADE, THE PROCEDURES FOLLOWED, THE MATTERS CONSIDERED AND THE LIMITS OF THE REVIEW MADE BY THOMAS WEISEL PARTNERS IN CONNECTION WITH ITS OPINION.

OPINION OF THOMAS WEISEL PARTNERS LLC

    In September 2001, the Board of Directors of Imatron Inc. hired Thomas Weisel Partners LLC to render a fairness opinion in connection with its merger with Ruby Merger Corp., a subsidiary of General Electric Corporation. Thomas Weisel Partners is a nationally recognized merchant bank specializing in advising and investing in companies participating in the growth sectors of the economy including: health care, technology, consumer, business services and telecommunications. On September 21, 2001, Thomas Weisel Partners delivered to Imatron's Board of Directors its oral opinion that, as of that date, the merger consideration to be received by Imatron shareholders (other than General Electric and Ruby Merger Corp.) in connection with the merger was fair to the shareholders from a financial point of view. Thomas Weisel Partners later delivered its written opinion dated September 21, 2001, confirming its oral opinion.

    Imatron negotiated the consideration to be received by its shareholders in the merger with General Electric. Imatron did not impose any limitations on Thomas Weisel Partners with respect to the investigations made or procedures followed in rendering its opinion. Further, Imatron did not request the advice of Thomas Weisel Partners with respect to alternatives to the merger, and Thomas Weisel Partners did not assist Imatron in soliciting indications of interest from third parties for all or any part of Imatron or advise Imatron with respect to alternatives to the merger or Imatron's underlying decision to proceed with or effect the merger.

    THE FULL TEXT OF THE WRITTEN OPINION THAT THOMAS WEISEL PARTNERS DELIVERED TO IMATRON, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS IN THE SCOPE OF THE REVIEW UNDERTAKEN BY THOMAS WEISEL PARTNERS IN DELIVERING ITS OPINION, IS ATTACHED HERETO AS ANNEX B TO THIS PROXY STATEMENT/PROSPECTUS. YOU SHOULD READ THIS OPINION CAREFULLY AND IN ITS ENTIRETY. THE FOLLOWING DESCRIPTION OF THE THOMAS WEISEL PARTNERS OPINION IS ONLY A SUMMARY OF THE WRITTEN OPINION AND IS QUALIFIED BY AND NOT A SUBSTITUTE FOR THE WRITTEN OPINION.

    THOMAS WEISEL PARTNERS HAS DIRECTED ITS OPINION TO THE IMATRON BOARD OF DIRECTORS. THE OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO YOU AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE MERGER. THE OPINION ADDRESSES ONLY THE FINANCIAL FAIRNESS OF THE CONSIDERATION TO BE RECEIVED BY IMATRON SHAREHOLDERS. IT DOES NOT ADDRESS THE RELATIVE MERITS OF THE MERGER OR ANY ALTERNATIVES TO THE MERGER. FURTHER, IT DOES NOT ADDRESS IMATRON'S UNDERLYING DECISION TO PROCEED WITH OR EFFECT THE MERGER, OR ANY OTHER ASPECT OF THE MERGER. IN FURNISHING ITS OPINION, THOMAS WEISEL PARTNERS DID NOT ADMIT THAT IT IS AN EXPERT WITHIN THE MEANING OF THE TERM "EXPERT" AS USED IN THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, NOR DID IT ADMIT THAT ITS OPINION CONSTITUTES A REPORT OR VALUATION WITHIN THE MEANING OF SECTION 11 OF THE SECURITIES ACT. THE THOMAS WEISEL PARTNERS OPINION INCLUDES STATEMENTS TO THIS EFFECT.

    In connection with its opinion, Thomas Weisel Partners:

    (1) reviewed certain publicly available financial and other data with respect to Imatron and General Electric, including the consolidated financial statements for the most recent year ending December 31, 2000 and the interim periods ending June 30, 2001 and certain other relevant financial and operating data relating to Imatron and General Electric made available to Thomas Weisel Partners from published sources and from the internal records of Imatron;

    (2) reviewed the financial terms and conditions of the draft dated September 20, 2001 of the merger agreement;

    (3) reviewed certain publicly available information concerning the stock market trading history for General Electric common stock and Imatron common stock;

    (4) compared Imatron and General Electric from a financial point of view with certain other companies in the medical equipment industry which Thomas Weisel Partners deemed to be relevant;

    (5) considered the financial terms, to the extent publicly available, of selected recent business combinations of companies in the medical equipment industry which Thomas Weisel Partners deemed to be comparable, in whole or in part, to the merger;

    (6) reviewed and discussed with representatives of the management of Imatron certain information of a business and financial nature regarding Imatron, furnished to Thomas Weisel Partners by them, including financial forecasts and related assumptions of Imatron;

    (7) made inquiries regarding and discussed the merger and the merger agreement and other matters related thereto with Imatron's counsel; and

    (8) performed such other analyses and examinations as Thomas Weisel Partners deemed appropriate.

    In preparing its opinion, Thomas Weisel Partners did not assume any responsibility to independently verify the information referred to above. Instead, with Imatron's consent, Thomas Weisel Partners relied on the information being accurate and complete in all material respects. Thomas Weisel Partners also made the following assumptions, in each case with Imatron's consent:

       - that the financial forecasts for Imatron provided to Thomas Weisel Partners by Imatron's management, have been reasonably prepared on bases reflecting the best available estimates and judgments of Imatron's management at the time of preparation as to the future financial performance of Imatron and that they provide a reasonable basis upon which Thomas Weisel Partners could form its opinion;

       - that there have been no material changes in Imatron's or General Electric's assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to Thomas Weisel Partners, except to reflect changes which were publicly disclosed by General Electric;

       - that the merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act, the Securities Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations; and

       - that the merger will be consummated in accordance with the terms described in the draft dated September 20, 2001 of the merger agreement, without any further amendments thereto, and without waiver by Imatron of any of the conditions to its obligations thereunder.

    In addition, for purposes of its opinion:

       - Thomas Weisel Partners relied on advice of counsel and independent accountants to Imatron as to all legal and financial reporting matters with respect to Imatron, the merger and the merger agreement.

       - Thomas Weisel Partners did not assume responsibility for making an independent evaluation, appraisal or physical inspection of the assets or liabilities (contingent or otherwise) of Imatron or General Electric, nor was Thomas Weisel Partners furnished with any of these appraisals.

       - Imatron's management informed Thomas Weisel Partners, and Thomas Weisel Partners assumed, that the merger would be recorded as a purchase transaction under GAAP.

       - Thomas Weisel Partners based its opinion on economic, monetary and market and other conditions as in effect on, and the information made available to Thomas Weisel Partners as of, the date of its opinion. Since Thomas Weisel Partners' opinion was rendered during a period of significant and uncommon volatility in the capital markets, it is subject to the absence of further material changes in economic, monetary and market and other conditions from those existing on the date of the opinion. Accordingly, although subsequent developments may affect its opinion, Thomas Weisel Partners has not assumed any obligation to update, revise or reaffirm its opinion.

    The following represents a brief summary of the material financial analyses performed by Thomas Weisel Partners in connection with providing its opinion to the board of directors of Imatron. Some of the summaries of financial analyses performed by Thomas Weisel Partners include information presented in tabular format. In order to fully understand the financial analyses performed by Thomas Weisel Partners, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Thomas Weisel Partners.

    DISCOUNTED CASH FLOW ANALYSIS. Thomas Weisel Partners used financial cash flow forecasts of Imatron for calendar years 2002 and 2003, as estimated by Imatron's management, and financial cash flow forecasts of Imatron for calendar years 2004 through 2006, as estimated by Thomas Weisel Partners based on conversations with Imatron's management regarding the historical performance of Imatron and management's expectations for the future performance of Imatron, to perform a discounted cash flow analysis. In conducting this analysis, Thomas Weisel Partners assumed that Imatron would perform in accordance with these forecasts. Thomas Weisel Partners first estimated the terminal value of the projected cash flows by applying multiples to Imatron's estimated earnings before interest, taxes, depreciation and amortization (EBITDA), which multiples ranged from 15.0x to 20.0x. Thomas Weisel Partners then discounted the cash flows projected through 2006 and the terminal values to present values using rates ranging from 11.0% to 13.0%. Using a discount rate of 12.0% (which is the midpoint between 11.0% and 13.0%), this analysis indicated a range of enterprise values (defined as equity value plus total debt less cash and cash equivalents), which were then reduced by Imatron's estimated net debt (defined as total debt less cash and cash equivalents), to calculate a range of equity values. The indicated range of equity values based on this analysis were $174 million to $218 million. Thomas Weisel Partners noted that the value of stock consideration to be received by Imatron shareholders was $203 million.

    PRECEDENT TRANSACTIONS ANALYSIS. Based on public and other available information, Thomas Weisel Partners calculated the multiples of enterprise value to LTM (defined, with respect to each transaction (including the merger), as the last 12 months ended on the last day of the calendar quarter prior to the calendar quarter in which such transaction was announced) revenue and LTM EBITDA and the multiple of equity value to LTM net income, for Imatron implied in the following 10 comparable precedent acquisitions of medical equipment companies that have been announced since January 1, 1997:

ANNOUNCEMENT DATE                     NAME OF ACQUIRER                    NAME OF TARGET
-----------------             ---------------------------------  ---------------------------------
9/21/98.....................  GE Medical Systems                 Marquette Medical Systems
8/9/99......................  GE Medical Systems                 OEC Medical Systems
10/5/99.....................  EG&G (Perkin-Elmer)                Vivid Technologies
6/2/00......................  GE Medical Systems                 Lunar Corp
6/28/00.....................  Tyco International, Ltd.           Mallinckrodt, Inc.
8/4/00......................  Jomed NV                           EndoSonics
9/27/00.....................  Siemens Medical                    Acuson Corp
11/1/00.....................  Philips Medical Systems            Agilent Health Care Group
11/13/00....................  Philips Medical Systems            ADAC Laboratories
7/4/01......................  Koninklijke Philips Electronic     Marconi plc- Medical Operations

    The following table sets forth the multiples indicated by this analysis and the multiples implied by the proposed merger:

ENTERPRISE VALUE TO:                             RANGE OF MULTIPLES    PROPOSED MERGER
--------------------                            --------------------   ---------------
LTM Revenue...................................        2.0x --  4.0x          2.7x
LTM EBITDA....................................       12.5x -- 23.0x         27.3x

EQUITY VALUE TO:                                 RANGE OF MULTIPLES    PROPOSED MERGER
----------------                                --------------------   ---------------
LTM Net Income................................  27.0x -- 32.0x         34.6x

    The comparable transaction analysis indicated a range of enterprise values, which were then reduced by Imatron's estimated net debt, to calculate a range of equity values. The indicated range of equity values based on this analysis were $135 million to $220 million. Thomas Weisel Partners noted that the value of stock consideration to be received by Imatron shareholders was $203 million.

    ONE DAY PREMIUMS PAID ANALYSIS. Thomas Weisel Partners reviewed the premiums paid by acquirers in selected medical equipment transactions to the closing price one day prior to the announcement of each transaction. The transactions selected were those with an implied target enterprise value between one hundred million and five hundred million dollars.

 Transactions with Implied Target Company Enterprise Value between $100 million and $500 million

ANNOUNCEMENT DATE                    NAME OF TARGET                NAME OF ACQUIRER
-----------------             -----------------------------  -----------------------------
06/11/01....................  SeraCare, Inc.                 Grupo Grifols SA
11/13/00....................  ADAC Laboratories              Philips Medical Systems
10/17/00....................  Sunrise Medical, Inc.          Investor Group
10/04/00....................  InnerDyne, Inc.                Tyco International
08/04/00....................  EndoSonics Corp.               Jomed NV
07/09/00....................  Life Technologies (Dexter)     Invitrogen Corp.
06/02/00....................  Lunar Corp.                    GE Medical Systems
05/25/00....................  Protocol Systems Inc.          Welch Allyn
08/30/99....................  CardioThoracic Systems         Guidant Corp.
08/23/99....................  General Surgical Innovations   Tyco International
08/02/99....................  Collagen Aesthetics            Inamed Corp.
07/12/99....................  TSI Inc.                       JJF Acquisition Inc.
06/14/99....................  Maxxim Medical                 Investor Group
05/27/99....................  Empi Inc.                      Carlyle Group
11/20/98....................  Circon Corp.                   Maxxim Medical
11/19/98....................  CN Biosciences                 EM Industries
08/04/98....................  InControl                      Guidant Corp.
07/13/98....................  AVECOR Cardiovascular          Medtronic Inc.
12/29/97....................  Heartstream Inc.               Hewlett-Packard Co.
11/03/97....................  Sequana Therapeutics           Arris Pharmaceuticals Corp.
10/06/97....................  EndoVascular Technologies      Guidant Corp.
09/04/97....................  Tecnol Medical Products        Kimberly-Clark Corp.
08/25/97....................  PerSeptive Biosystems          Perkin-Elmer Corp.
08/25/97....................  BioWhittaker, Inc.             Cambrex Corp.
05/22/97....................  Biopsys Medical                Johnson & Johnson
02/11/97....................  Innotech, Inc.                 Johnson & Johnson
01/24/97....................  INCSTAR Corp.                  Amercian Standard, Inc.
01/21/97....................  Life Sciences Int'l.           Thermo Instrument Systems

    The range of premiums paid by acquirers to the closing stock price one-day prior to the announcement of each transaction was compared with the implied premium to be paid by General Electric for Imatron in the merger as follows:

PREMIUM PAID IN SELECTED
COMPARABLE TRANSACTIONS                        RANGE OF PREMIUMS    PROPOSED MERGER
------------------------                       ------------------   ---------------
One Day Prior................................  15.0 -- 25.0%        26.8      %

    The premiums paid analysis indicated a range of enterprise values, which were then reduced by Imatron's estimated net debt, to calculate a range of equity values. The indicated range of equity values based on this analysis were $184 million to $200 million. Thomas Weisel Partners noted that the value of stock consideration to be received by Imatron shareholders was $203 million.

    PUBLIC MARKET COMPARABLES ANALYSIS.

    Thomas Weisel Partners compared the valuation multiples implied by the merger to those of selected publicly-traded medical equipment companies. Since there are no directly comparable publicly-traded companies, Thomas Weisel Partners analyzed companies with similar business models in two areas:
Cardiovascular and Diversified equipment manufacturers. In so doing, Thomas Weisel Partners did not attach any weight to any category. The companies included in each category are:

           CARDIOVASCULAR                           DIVERSIFIED
-------------------------------------  -------------------------------------
Boston Scientific                      Integra Lifesciences
St. Jude Medical                       Vital Signs
Thoratec Corp.                         ICU Medical
Abiomed
Zoll Medical
Closure Medical
Novoste

    For each of these companies, Thomas Weisel Partners calculated the multiple of enterprise value to estimates of total revenue and EBITDA for the fiscal year 2001 and equity value to estimates of net income before goodwill for 2001. For purposes of this analysis, Thomas Weisel Partners calculated equity value on the basis of closing stock prices on September 20, 2001. Estimated revenues for the comparable companies were derived from equity research reports published by investment banks. Thomas Weisel Partners then compared the mean and median multiples of enterprise value to revenue and EBITDA estimates for fiscal year 2001 and the mean and median multiples of equity value to net income before goodwill to the multiples of Imatron implied by the consideration to be received in the merger.

    The following table sets forth the multiples indicated by this analysis:

ENTERPRISE VALUE TO:                             RANGE OF MULTIPLES    PROPOSED MERGER
--------------------                            --------------------   ---------------
2001 Revenue..................................  1.5x --  2.5x                2.2x
2001 EBITDA...................................  15.0x -- 25.0x              24.1x

EQUITY VALUE TO:                                 RANGE OF MULTIPLES    PROPOSED MERGER
----------------                                --------------------   ---------------
2001 Net Income...............................  20.0x -- 30.0x              27.5x

    The comparable companies analysis indicated a range of enterprise values, which were then reduced by Imatron's estimated net debt, to calculate a range of equity values. The indicated range of equity values based on this analysis were $137 million to $219 million. Thomas Weisel Partners noted that the value of stock consideration to be received by Imatron shareholders was $203 million.

    No company or transaction used in the comparable company or comparable transactions analyses is identical to Imatron or the merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which Imatron and the merger are being compared.

    While the comparable company analysis compared Imatron to ten companies in the medical equipment industry, Thomas Weisel Partners did not include every company that could be deemed to be a participant in this same industry, or in the specific sectors of this industry.

    PROJECTED SHARE PRICE ANALYSIS. Thomas Weisel Partners projected Imatron's share price based on the Company's projected earnings per share for 2001 and 2002 and the Company's current price to earnings multiple. The current price to earnings multiple was computed by dividing Imatron's September 20, 2001 closing share price of $1.49 by management's 2001 earnings per share estimate of $0.07, resulting in a price to earnings ratio of 21.5x. Thomas Weisel Partners calculated Imatron's CY2002 share price by multiplying management's 2002 earnings per share estimate of $0.05 by the current trading multiple of 21.5x, resulting in an estimated stock price of $1.14 per share. Thomas Weisel Partners noted that the value of stock consideration to be received by Imatron shareholders in this transaction is $1.89 per share.

ENTERPRISE VALUE TO:                                         2001E         2002E
--------------------                                        --------      --------
Projected EPS.............................................   $ 0.07        $0.05
2001 Price to Earnings Multiple...........................     21.5x        21.5x
Implied Stock Price.......................................   $ 1.49        $1.14

    The foregoing description is only a summary of the analyses and examinations that Thomas Weisel Partners deems material to its opinion. It is not a comprehensive description of all analyses and examinations actually conducted by Thomas Weisel Partners. The preparation of a fairness opinion necessarily is not susceptible to partial analysis or summary description. Thomas Weisel Partners believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in its presentation to the board of directors of Imatron. In addition, Thomas Weisel Partners may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that this analysis was given greater weight than any other analysis. Accordingly, the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of Thomas Weisel Partners with respect to the actual value of Imatron.

    In performing its analyses, Thomas Weisel Partners made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Imatron. The analyses performed by Thomas Weisel Partners are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by these analyses. These analyses were prepared solely as part of the analysis performed by Thomas Weisel Partners with respect to the financial fairness of the merger consideration to be received by Imatron shareholders pursuant to the merger, and were provided to Imatron in connection with the delivery of the Thomas Weisel Partners opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at any time in the future.

    As described above, Thomas Weisel Partners' opinion and presentation were among the many factors that the board of directors of Imatron took into consideration in making its determination to approve, and to recommend that the shareholders of Imatron approve, the merger.

    Imatron has agreed to pay Thomas Weisel Partners a fee of $1 million upon delivery of its opinion. Further, Imatron has agreed to reimburse Thomas Weisel Partners for its reasonable out-of-pocket expenses and to indemnify Thomas Weisel Partners, its affiliates, and their respective partners, directors, officers, agents, consultants, employees and controlling persons against specific liabilities, including liabilities under the federal securities laws.

    In the ordinary course of its business, Thomas Weisel Partners actively trades the equity securities of Imatron and General Electric for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in these securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER; CONFLICTS OF INTEREST

    In considering the merger, you should be aware of the interests executive officers and directors of Imatron have in the merger that are different from your interests as shareholders. In this regard, you should consider, among other things, the stock option modifications and the agreements described below.

    STOCK OPTIONS. The vesting of all Imatron stock options will be accelerated immediately prior to the effective time of the merger, and will be cancelled. Just prior to such cancellation, each outstanding Imatron stock option that has an exercise price less than $1.89 will be converted into a right to receive the number of shares of GE common stock (with cash in lieu of fractional shares) determined by multiplying the number of shares of Imatron common stock subject to such Imatron stock option immediately prior to the merger by an amount equal to the product of (A) a fraction, the numerator of which is $1.89 minus the sum of (i) the exercise or purchase price of the Imatron stock option per share and
(ii) all taxes required to be held in connection with the stock option per share, and the denominator of which is $1.89, and (B) the amount determined by dividing $1.89 by the average of the daily volume-weighted sales prices per share of GE common stock on the NYSE for the ten consecutive trading days ending on the trading day which is five calendar days prior to the closing of the merger.

    Each Imatron stock option that has an exercise price equal to or greater than $1.89 per share will terminate. However, each holder of Imatron stock options who will be continuing as an employee of GE after the merger will be offered the opportunity to waive their rights to these out-of-the-money options in exchange for options to purchase GE common stock. The GE stock options will be granted under GE's existing stock option plan and be subject to GE's customary terms and conditions, except that

    - the number of shares subject to the new GE stock options will be equal to the number of shares subject to the terminated Imatron stock options, multiplied by the exchange ratio;

    - the exercise price of the new GE stock options will be equal to the exercise price of the terminated Imatron stock options divided by the exchange ratio; and

    - the vesting schedule for the new GE stock options will approximate the vesting schedule for the terminated Imatron stock options (without giving effect to any acceleration in connection with the merger), except that future vesting will occur only in September of each subsequent calendar year.

    The following table indicates for each person who is one of Imatron's current executive officers or directors and who holds stock options:

    - the number of shares of Imatron's common stock subject to those options with an exercise price less than $1.89 as of October 29, 2001 ("In the Money");

    - the number of shares of Imatron's common stock subject to those options with an exercise price equal to or greater than $1.89 as of October 29, 2001 ("Out of the Money");

    - the aggregate value, net of the exercise price and before any applicable taxes, for "In the Money" options based on a per share price of $1.89;

    - the number of GE shares to be received in exchange for In the Money Imatron options in the merger based on a hypothetical exchange ratio of 0.049; and

    - the number of shares of GE stock subject to new GE stock options as a result of Out of the Money options, in the event such person continues as an employee of GE after the merger, based on a hypothetical exchange ratio of 0.049.

                                                           NET VALUE    NUMBER OF GE SHARES    NUMBER OF NEW
                                                           OF IN THE   TO BE RECEIVED IN THE        GE
                                              OUT OF THE     MONEY      MERGER IN EXCHANGE      OPTIONS IF
                               IN THE MONEY     MONEY       OPTIONS      FOR IN THE MONEY      CONTINUING AS
NAME                             OPTIONS       OPTIONS     AT $1.89         OPTIONS(1)           EMPLOYEE
----                           ------------   ----------   ---------   ---------------------   -------------
Douglas P. Boyd..............     175,008            --    $ 48,253             1,244                  --
Frank Cahill.................     130,000       250,000    $ 24,136               622              12,250
John Couch...................     226,500        80,000    $ 74,457             1,920               3,920
William McDaniel.............      65,000        90,000    $ 43,600             1,124               4,410
S. Lewis Meyer...............     600,000       960,000    $134,000             3,456                  --(2)
Richard Myler................      80,000        40,000    $ 58,800             1,516               1,960
Aldo Test....................      65,000        90,000    $ 43,600             1,124               4,410

------------------------

(1) The number of GE shares in this column is estimated based on a GE per share price of $38.77 which was the closing price of GE common stock on November 5, 2001 resulting in a hypothetical exchange ratio of 0.049.

(2) Under Mr. Meyer's Separation Agreement, he will not continue as an employee of GE after the merger. See "--Separation Agreements".

    RETENTION AGREEMENTS. After consultation with GE and after the execution of the merger agreement but before the closing, Imatron plans to enter into retention agreements with certain executive officers of Imatron. These agreements become effective when the merger occurs, but if the merger agreement is terminated, the retention agreements will terminate. The retention agreements are intended to induce these executives to remain employed by Imatron. Under each agreement, the executive officer will be paid a retention bonus if the executive officer remains in the employ of GE for a period of one year following the effective time of the merger. Each such person will also receive a termination fee (an amount equal to the retention bonus) if terminated other than for "cause" as defined in the retention agreements, if permanently disabled, and in other related circumstances. Each executive officer has also agreed to confidentiality and non-competition covenants which survive termination of the retention agreements.

    The Imatron directors and officers who have executed or will be asked to execute retention agreements, each such person's potential retention payment and termination payment are listed below:

                                                                RETENTION AND
NAME AND TITLE                                               TERMINATION PAYMENT
--------------                                               -------------------
Douglas P. Boyd, Director..................................        $89,580
John Couch, Director.......................................         32,594
Martin Grimm, VP Manufacturing.............................         64,200
Andrew Jeffries, Vice President Engineering................         79,180
Jack Marquess, Vice President Sales........................         64,200

    SEPARATION AGREEMENTS. On September 21, 2001, in order to induce GE to execute the merger agreement, Imatron and S. Lewis Meyer executed a separation agreement. Under this agreement, Mr. Meyer's employment with Imatron will terminate at the effective time of the merger. As a result, Imatron will pay to Mr. Meyer $464,450, half of which is due within 5 days of such termination (but not before January 3, 2002) and the remainder of which is due one year following the initial payment. In addition, Imatron will forgive a promissory note of up to $112,500, and will pay Mr. Meyer $50,000 that was anticipated to be paid under Imatron's bonus plan. Mr. Meyer's stock options will be afforded the same treatment as other Imatron option holders who will not be employees of GE following the merger (that is, they will be exchanged for shares of GE stock to the extent their exercise price is below $1.89 per share), except that he will not be offered any GE stock options. In return, Mr. Meyer has agreed, among other things, to not compete with the business of Imatron for one year following termination, and to release Imatron of any claims he has as of the date of termination. Mr. Meyer and GE also discussed whether entering into a consulting agreement following the merger agreement would be in the parties' best interest. However, no agreement regarding consulting services was reached.

    If terminated, Frank Cahill, by an offer letter given to him in 1999, is entitled to severance and continued benefits for six months after the date of termination.

    INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE. The merger agreement provides that, after the merger, GE will, as permitted by law, indemnify persons who were Imatron's directors or officers immediately before the merger who suffer liabilities or losses from any threatened or actual claim or proceeding based on the merger agreement or on the fact that the person was a Imatron director or officer. The merger agreement further allows Imatron to purchase "tail" coverage under a director and officer liability insurance policy for the people who were Imatron officers and directors immediately prior to the merger for a period not to exceed six years from the merger. See "THE MERGER AGREEMENT--Covenants and Agreements--INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE"

PROCEDURES FOR EXCHANGE OF IMATRON COMMON STOCK CERTIFICATES

    GE will deposit with its exchange agent, certificates representing the shares of GE common stock and cash instead of any fractional shares that would otherwise be issued to shareholders under the merger agreement in exchange for the outstanding shares of Imatron common stock.

    As soon as practicable after the merger occurs, the exchange agent will mail to Imatron shareholders a letter of transmittal. The letter of transmittal will contain instructions for the surrender of certificates representing Imatron common stock.

    PLEASE DO NOT RETURN IMATRON COMMON STOCK CERTIFICATES WITH THE ENCLOSED PROXY AND DO NOT FORWARD YOUR CERTIFICATES TO THE EXCHANGE AGENT UNLESS AND UNTIL YOU HAVE RECEIVED A LETTER OF TRANSMITTAL FOLLOWING THE MERGER.

    Upon surrender of the certificates representing Imatron common stock after the merger, you will be paid cash instead of any fractional shares of GE common stock you would otherwise receive. The amount of cash you receive instead of a fractional share will be equal to:

    - the fraction of a share you would otherwise receive, multiplied by

    - the average of daily volume weighted prices per share of GE common stock sold during the ten-day trading period which ends on the trading day five calendar days prior to the close of the merger.

    GE will pay dividends or other distributions declared on GE common stock only after the merger has occurred and after you have surrendered your Imatron certificates.

    If a certificate for Imatron common stock has been lost, stolen or destroyed, the exchange agent will issue your shares of GE common stock and any cash instead of a fractional share only after you have delivered an affidavit as to the loss, theft or destruction of the certificate and as to your ownership of the certificate. Imatron or the exchange agent may require you to post a bond in an amount as GE or the exchange agent may determine is necessary as an indemnity against any claim that may be made against GE with respect to the lost, stolen or destroyed certificate.

ANTICIPATED ACCOUNTING TREATMENT

    GE will account for the merger under the "purchase" method of accounting in accordance with generally accepted accounting principles. Therefore, the total merger consideration paid by GE in connection with the merger, together with the direct costs of the merger, will be allocated to Imatron's assets and liabilities based on their fair market values with any excess being treated as goodwill. The assets and liabilities and results of operations of Imatron will be consolidated into the assets and liabilities and results of operations of GE after the merger.

CHANGES IN STOCK RIGHTS

    If we complete the merger, Imatron common stock will stop trading on the Nasdaq National Market. In addition, Imatron will deregister the Imatron common stock under the Securities Exchange Act of 1934, and, accordingly, will no longer file periodic reports.

    After the merger, shareholders of Imatron will become stockholders of GE. After the merger, the rights of all former shareholders of Imatron will be governed by applicable New York law (instead of the New Jersey corporate law), including the New York corporate law, and by the certificate of incorporation and bylaws of GE. For a description of the differences between the rights of GE and Imatron shareholders, see "Comparison of Rights of Imatron Shareholders and GE Stockholders."

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

    GE and Imatron have made forward-looking statements in this proxy statement/prospectus and the documents to which we have referred you that are subject to risks and uncertainties. These forward-looking statements represent expectations or beliefs of GE and Imatron concerning future events, and we cannot assure you that the results described will be achieved. Forward-looking statements include information concerning possible or assumed future results of operations of GE and Imatron set forth under "Reasons for the Merger; Recommendation of the Imatron Board of Directors" and "Opinion of Thomas Weisel Partners LLC." Forward-looking statements can generally be identified by the use of the words "believes," "expects," "anticipates," "projects," "foresee," "will," or similar expressions.

    GE and Imatron caution you that these forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of our control. Our actual results may therefore differ from those forward-looking statements. Such risks and uncertainties include, among other things:

    - material adverse changes in economic conditions and in the markets served by GE and Imatron;

    - the loss of consumer confidence by Imatron's existing customers;

    - the resulting economic impact of the events of September 11, 2001 and any potential future military or other conflict;

    - regulatory, legal, economic and other changes in the healthcare industry generally;

    - a significant delay in the expected completion of the merger;

    - competitive pressures;

    - GE's and Imatron's ability to attract and retain key personnel;

    - changes in the financial condition of Imatron customers;

    - variability of quarterly results;

    - uncertainty of entrance into new markets; and

    - integration of the acquired business.

    Forward-looking statements are not guarantees of performance. By their nature, they involve risks, uncertainties and assumptions. You are cautioned not to put undue reliance on any forward-looking statement. Any such statement speaks only as of the date of this proxy statement/prospectus, and we do not have any intention or obligation to revise or update forward-looking statements, even if new information, future events, or other circumstances have made them incorrect or misleading.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a summary of material income tax consequences of the merger. This discussion is based on the Internal Revenue Code, the related Treasury regulations promulgated thereunder, existing administrating interpretations and court decisions, all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and the conclusions discussed herein and the tax consequences of the merger to GE, Imatron and Ruby Merger Corp. This discussion also assumes that Imatron shareholders hold their shares of Imatron common stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code. No attempt has been made to comment on all federal income tax consequences of the merger that may be relevant to particular holders, including holders that are subject to special tax rules. Some examples of holders that are subject to special tax rules are:

    - dealers in securities;

    - financial institutions;

    - insurance companies;

    - tax-exempt organizations;

    - holders of shares of Imatron stock as part of a position in a "straddle" or as part of a "hedging" transaction;

    - holders who have a "functional currency" other than the U.S. dollar;

    - holders who are foreign persons; and

    - holders who acquired their shares of Imatron stock through stock option or stock purchase programs or otherwise as compensation.

    In addition, we are not addressing any consequences arising under the laws of any state, local or foreign jurisdiction. IMATRON SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

    The obligations of Imatron and GE to complete the merger are conditioned upon the delivery of opinions to GE from Gibson, Dunn & Crutcher LLP and to Imatron from Allen Matkins Leck Gamble & Mallory LLP, in each case substantially to the effect that, for federal income tax purposes, the merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and Imatron, Ruby Merger Corp. and GE will each be a party to that reorganization within the meaning of Section 368(b) of the Internal Revenue Code. These opinions of counsel will be given in reliance on representations and covenants including those contained in certificates executed by officers of Imatron, GE and others. These opinions are not binding on the courts or the Internal Revenue Service, nor do they preclude the Internal Revenue Service from adopting a position contrary to that expressed in the opinions. No assurance can be given that contrary positions will not successfully be asserted by the Internal Revenue Service or adopted by a court if the issues are litigated. Neither Imatron nor GE intends to obtain a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the merger.

    Assuming that the merger qualifies as a reorganization under Section 368(a) of the Internal Revenue Code, the following material federal income tax consequences will result from the Merger:

    - none of GE, Ruby Merger Corp. or Imatron will recognize any gain or loss solely as a result of the merger;

    - the shareholders of Imatron will not recognize any gain or loss upon the exchange of their shares of Imatron common stock for shares of GE common stock pursuant to the merger, except with respect to any gain or loss attributable to cash received instead of fractional shares of GE common stock;

    - the aggregate tax basis of the shares of GE common stock received in exchange for shares of Imatron common stock pursuant to the merger (including a fractional share of GE common stock for which cash is paid) will be the same as the aggregate tax basis of the shares of Imatron common stock surrendered in the merger;

    - the holding period for shares of GE common stock received in exchange for shares of Imatron common stock pursuant to the merger will include the holding period for the Imatron common stock surrendered in exchange therefor; and

    - cash payments received by Imatron shareholders instead of a fractional share of GE common stock will be treated as received in exchange for that fractional share interest, and gain or loss will be recognized for federal income tax purposes on receipt of the cash payment, measured by the difference between the amount of cash received and the portion of the basis of the Imatron common stock allocable to the fractional share interest. The gain or loss will be long term capital gain or loss if the Imatron common stock is considered to have been held for more than one year at the time of the merger.

    If the Internal Revenue Service determines successfully that the merger is not a reorganization within the meaning of Section 368(a) of the Code, Imatron shareholders would be required to recognize gain or loss with respect to each share of Imatron stock surrendered in the merger in an amount equal to the difference between the tax basis in that share of stock and the fair market value of the GE common stock received in exchange therefor. In such event, a Imatron shareholder's aggregate tax basis in the GE common stock received in the merger would equal its fair market value, and the shareholder's holding period for the GE common stock would begin the day after the merger.

APPRAISAL RIGHTS

    New Jersey corporate law provides that in some mergers, shareholders who oppose a proposed merger or do not vote in favor of the merger and who comply with a series of statutory requirements can request a court to order a fair valuation of the merger consideration. Under the terms of the merger and in accordance with New Jersey corporate law, however, the Imatron shareholders are not entitled to these rights, called appraisal or dissenters' rights.

    No appraisal or dissenters' rights are available under the merger because shareholders will receive GE shares, which are listed on the New York Stock Exchange, a national securities exchange.

SHAREHOLDER LITIGATION

    Since the signing of the merger agreement, two suits have been filed by shareholders of Imatron against Imatron and its directors seeking to enjoin the merger, and seeking monetary relief for alleged breaches of fiduciary duty by the board of directors of Imatron. In the suit styled as "Kirby Hammond v. Imatron, Inc., Douglas P. Boyd, Allen M. Chozen, John L. Couch, William J. McDaniel, S. Lewis Meyer, Richard K. Myler, Terry Ross and Aldo J. Test," filed September 26, 2001 in the Superior Court of the State of California for the County of San Mateo, the plaintiff seeks to certify a class action suit alleging a breach of fiduciary duty, and seeking injunctive and monetary relief. In the suit styled as

"Alan Fisk, Jr., v. Imatron, Inc., Douglas P. Boyd, S. Lewis Meyer, Terry Ross, Allen M. Chozen, John L. Couch, Rear Admiral William J. McDaniel, M.D.,
Richard K. Myler and Aldo J. Test," filed October 5, 2001, in the Superior Court of the State of California for the County of San Mateo, the plaintiff also seeks to certify a class action suit alleging a breach of fiduciary duty, and seeking injunctive relief. Imatron and its directors believe the suits are without merit and not in the best interests of the shareholders of Imatron, and intend to mount a vigorous defense against these claims.

                              THE MERGER AGREEMENT

    THE FOLLOWING IS A SUMMARY OF SOME OF THE PROVISIONS OF THE MERGER AGREEMENT. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, WHICH IS INCORPORATED BY REFERENCE IN ITS ENTIRETY AND ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS ANNEX A. WE URGE YOU TO READ THE MERGER AGREEMENT IN ITS ENTIRETY.

FORM OF THE MERGER

    If the holders of Imatron common stock approve and adopt the plan of merger and all other conditions to the merger are satisfied or waived, Imatron will be merged with a subsidiary of GE, with Imatron surviving the merger and becoming a wholly owned subsidiary of GE. GE and Imatron anticipate that the closing of the merger will occur as promptly as practicable after the approval of the Imatron shareholders at the special meeting.

MERGER CONSIDERATION

    As a result of the merger, each share of Imatron common stock will automatically be converted into the right to receive from GE a fraction of a share of GE common stock. The exact fraction of a GE common share to be exchanged will be equal to $1.89 divided by the average of the daily volume-weighted sales prices per share of GE common stock on the NYSE for the ten consecutive trading days ending on the trading day which is five calendar days prior to the closing of the merger. Shareholders will receive shares of GE common stock plus cash instead of fractional shares of GE common stock.

    The merger consideration generally is intended to provide shares of GE common stock in exchange for your Imatron common stock which is valued at $1.89. The exchange ratio is based upon the average GE share price during the ten-day valuation period, and, therefore, a higher average GE share price would result in fewer shares of GE common stock constituting the merger consideration, and a lower average GE share price would result in more shares of GE common stock constituting the merger consideration. For example, if the average GE share price during the ten-day valuation period were equal to $38.77 per share, one Imatron share would become 0.049 shares of GE common stock. An average GE share price during the ten-day valuation period greater than $38.77 would result in fewer than 0.049 shares of GE common stock constituting the merger consideration and an average GE share price less than $38.77 would result in more than 0.049 shares of GE common stock constituting the merger consideration.

    The merger agreement provides that the ten-day valuation period will end on the trading day which is five calendar days prior to the date of the merger. As a result, the number of shares of GE common stock constituting the merger consideration will be fixed five calendar days before the merger. Because the market price of GE common stock fluctuates, the value of GE common stock that Imatron shareholders will receive in the merger may increase or decrease during the five-day period between the end of the valuation period and the date of the merger. You may call, toll-free, (800) 250-7979 for information concerning the estimated number of shares of GE common stock that will be issued in exchange for each share of Imatron common stock as of the date you call. As part of its ongoing stock repurchase program, GE may reacquire shares of its common stock during the valuation period. For additional information see "Summary Selected Financial Data--Comparative Market Price Data."

    Shares of Imatron common stock held by GE and all treasury shares will be cancelled in the merger.

    If, between the date of the merger agreement and the merger, the outstanding shares of GE common stock have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the merger agreement provides that the merger consideration will be correspondingly adjusted to the extent appropriate to reflect such changes.

EFFECTIVE TIME

    The merger will become effective when a certificate of merger is received by the Treasurer of the State of New Jersey. GE and Imatron anticipate that the certificate of merger will be filed immediately after the closing. The closing will occur after all the conditions to the merger have been waived or satisfied.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains representations and warranties by Imatron relating to a number of matters, including the following:

    - organization, valid existence, good standing and qualification to do business of Imatron and its subsidiaries;

    - the capital structure of Imatron;

    - the authorization, execution, delivery and enforceability of the merger agreement, the stock option agreement and related matters;

    - the absence of any conflict with Imatron's or its subsidiaries' charters and bylaws, with any agreement of Imatron or its subsidiaries, except as disclosed, or under any governmental order or law as a result of the execution of the merger agreement and related matters;

    - subject to exceptions set forth in the merger agreement, no governmental filings and approvals will be necessary to complete the merger;

    - the filing of documents and financial statements by Imatron with the SEC and the accuracy of information contained therein;

    - the accuracy of information supplied by Imatron for the registration statement and this proxy statement/prospectus;

    - the absence of changes or events in Imatron's business or condition, except as disclosed;

    - Imatron's possession of all material permits and regulatory approvals necessary to conduct its business;

    - the lack of violations by Imatron or its subsidiaries under its charter and bylaws, under applicable laws and regulations and under orders of governmental entities;

    - the absence of defaults under certain agreements;

    - tax matters and the payment of taxes;

    - the absence of material pending or threatened litigation;

    - compensation agreements, distribution contracts and other significant contracts of Imatron;

    - the absence of changes to, and the qualification, operation and liability under, employee benefit plans;

    - the compliance with worker safety laws;

    - product development and the absence of product and other liabilities;

    - labor matters;

    - ownership and validity of intellectual property rights;

    - the receipt of the opinion of Imatron's financial advisor as to the fairness, from a financial point of view, of the merger consideration to Imatron's shareholders;

    - the inapplicability of antitakeover laws under the New Jersey corporate law to the transactions contemplated by the merger agreement;

    - the vote required for approval of the plan of merger by shareholders of Imatron;

    - the absence of actions that would prevent the merger from constituting a reorganization qualifying under Section 368(a) of the Internal Revenue Code;

    - accounts receivable;

    - the quality of inventories;

    - environmental matters;

    - relations with suppliers and distributors;

    - insurance policies maintained and the absence of defaults under those policies;

    - interested party transactions;

    - accuracy of information provided to GE;

    - title to and sufficiency of Imatron's assets;

    - brokers and finders;

    - applicability of foreign laws and regulations;

    - compliance with insurance and federal healthcare reimbursement policies and rules; and

    - accuracy and completeness of corporate records delivered to GE.

    The merger agreement also contains representations and warranties by GE and Ruby Merger Corp. relating to a number of matters, including:

    - organization, valid existence and good standing of GE and Ruby Merger
      Corp.;

    - the authorization, execution, delivery and enforceability of the merger agreement by GE and Ruby Merger Corp., and the stock option agreement and the shareholder agreement by GE, and related matters;

    - the absence of any conflict with GE's or its subsidiaries' charters and bylaws, with any agreement of GE or its subsidiaries or under any governmental order or law as a result of the execution of the merger agreement and related matters;

    - subject to exceptions set forth in the merger agreement, no governmental filings and approvals will be necessary to effect the merger;

    - that the GE common stock to be issued in the merger will be duly authorized, fully paid, non-assessable, validly issued and free of preemptive rights;

    - the filing of documents and financial statements by GE with the SEC and the accuracy of information contained therein;

    - the accuracy of information supplied by GE for the registration statement and this proxy statement/prospectus;

    - the absence of certain changes or events in GE's business or condition;

    - the absence of actions that would prevent the merger from constituting a reorganization qualifying under Section 368(a) of the Internal Revenue Code;

    - the absence of operations of Ruby Merger Corp;

    - brokers and finders; and

    - the ownership by GE and its affiliates of Imatron common stock.

COVENANTS AND AGREEMENTS

    CONDUCT OF BUSINESS OF IMATRON. Imatron has agreed that, between the date of the merger agreement and the closing of the merger, it will carry on its business in the ordinary course and use its reasonable best efforts to maintain its current business organizations, retain its current officers and key employees and preserve its relationships with customers, suppliers and others having business dealings with it. In addition, the merger agreement limits Imatron's ability, without GE's prior written consent, to:

    - pay any dividends or otherwise make any payments to its shareholders; effect a stock split, combination or reclassification or authorize the issuance of any other securities in respect of shares of its capital stock; or acquire any shares of its capital stock or any rights to acquire any such shares;

    - subject to exceptions set forth in the merger agreement, issue, sell or otherwise encumber capital stock or any related warrants or options;

    - amend its charter or bylaws;

    - acquire, merge or consolidate with, or purchase a substantial portion of the assets of, any other business organization or otherwise acquire, outside of the ordinary course of business, any material assets of any business organization;

    - sell, lease or otherwise dispose of any of its material assets, other than sales of inventory in the ordinary course of business consistent with past practice;

    - incur or guarantee any indebtedness for borrowed money other than in the ordinary course of business consistent with past practices and indebtedness between Imatron and any of its wholly owned subsidiaries or between any wholly owned subsidiaries;

    - alter the corporate structure or ownership of Imatron or any subsidiary;

    - subject to exceptions set forth in the merger agreement, enter into or amend any severance plan, employment agreement or consulting agreement outside of the ordinary course of business;

    - subject to exceptions set forth in the merger agreement, increase the compensation payable to its directors, officers or employees or enter into or amend any employment agreement or collective bargaining agreement;

    - knowingly violate any applicable material law;

    - make any change to accounting policies or procedures;

    - take any position with respect to taxes that is inconsistent with positions taken in prior periods;

    - make any tax election or settle any material income tax liability;

    - commence any litigation or settle any material claims or litigation;

    - subject to exceptions set forth in the merger agreement, enter into or amend any material agreement or contract, purchase any real property or agree to make any new capital expenditure in excess of an aggregate of $500,000;

    - discharge liabilities and obligations outside of the ordinary course of business;

    - make any further loans or advances to Positron without the consent to GE, which consent may not be withheld unreasonably; or

    - authorize any of the foregoing.

    NO SOLICITATION. The merger agreement prohibits Imatron, its subsidiaries, officers, directors, employees, financial advisors or attorneys or other advisor or representative of Imatron from soliciting, initiating or encouraging the submission of a takeover proposal, entering into any agreement with respect to or approve or recommend any takeover proposal, or providing information to (other than referring a third party to this covenant in the agreement or providing them with a copy of this covenant) or having discussions or negotiations with anyone other than GE for any takeover proposal, unless:

    - done in compliance with Rule 14e-2 of the Securities Exchange Act of 1934 with regard to a tender or exchange offer; or

    - Imatron's board reasonably determines the takeover proposal constitutes a superior proposal, in which case Imatron may, to the extent required by the fiduciary obligations of Imatron's board, as determined in good faith by a majority of the board after consultation with independent counsel, furnish non-public information and participate in discussions or negotiations regarding the superior proposal and enter into an agreement with respect to or approve or recommend to its shareholders a superior proposal.

    Under the merger agreement, a takeover proposal is defined as any proposal for a merger, tender offer, or other business combination involving Imatron or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in, any voting securities of, or a substantial portion of the assets of Imatron or any of its subsidiaries, other than the merger with GE. Under the merger agreement, a superior proposal is defined as a bona fide proposal made by a third party to acquire Imatron pursuant to a tender or exchange offer, a merger, a sale of all or substantially all its assets or otherwise on terms which a majority of the disinterested members of the board of directors of Imatron determines at a duly constituted meeting of the board of directors or by unanimous written consent, in its reasonable good faith judgment, after consultation with its financial advisor, to be more favorable to the Imatron shareholders than the merger with GE and for which financing, to the extent required, is then committed or reasonably capable of being obtained.

    Imatron has agreed to advise GE orally and in writing within twenty-four hours of

    - its receipt of any takeover proposal, expression of interest or inquiry regarding a potential takeover proposal received by any officer or director of Imatron or, to the knowledge of Imatron, any financial advisor, attorney or other advisor or representative of Imatron;

    - the material terms of such takeover proposal, including a copy of any written proposal; and

    - the identity of the person making any such takeover proposal or inquiry.

    If Imatron intends to participate in discussions with or furnish any information to another party with respect to any inquiry or takeover proposal, Imatron will advise GE in writing of such intention not less than forty-eight hours in advance of providing such information.

    THIRD PARTY STANDSTILL AGREEMENTS. From the date of the merger agreement through the closing of the merger, Imatron has agreed not to terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which Imatron is a party, except those involving GE, and to enforce those agreements to the fullest extent permitted by law.

    REORGANIZATION. From the date of the merger agreement through the closing of the merger, all the parties to the merger have agreed not to take or fail to take any action with actual knowledge that such action would jeopardize the qualification of the merger as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code. Additionally, the parties have further agreed to use all reasonable best efforts to refrain from taking any action or failing to take any action which would cause, or would be reasonably likely to cause, the merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

    STOCK OPTION PLANS. The vesting of all Imatron stock options will be accelerated immediately prior to the effective time of the merger, and will be cancelled. Just prior to such cancellation, each outstanding Imatron stock option that has an exercise price less than $1.89 will be converted into a right to receive the number of shares of GE common stock (with cash in lieu of fractional shares) determined by multiplying the number of shares of Imatron common stock subject to such Imatron stock option immediately prior to the merger by an amount equal to the product of (A) a fraction, the numerator of which is $1.89 minus the sum of (i) the exercise or purchase price of the Imatron stock option per share and (ii) all taxes required to be held in connection with the stock option per share, and the denominator of which is $1.89, and (B) the amount determined by dividing $1.89 by the average of the daily volume-weighted sales prices per share of GE common stock on the NYSE for the ten consecutive trading days ending on the trading day which is five calendar days prior to the closing of the merger.

    Each Imatron stock option that has an exercise price equal to or greater than $1.89 per share will terminate. However, each holder of an Imatron stock option who will be continuing as an employee of GE after the merger will be offered the opportunity to waive their rights in these out-of-the-money options in exchange for options to purchase GE common stock. The GE stock options will be granted under GE's existing stock option plan and be subject to GE's customary terms and conditions, except that

    - the number of shares subject to the new GE stock options will be equal to the number of shares subject to the terminated Imatron stock options, multiplied by the exchange ratio;

    - the exercise price of the new GE stock options will be equal to the exercise price of the terminated Imatron stock options divided by the exchange ratio; and

    - the vesting schedule for the new GE stock options will approximate the vesting schedule for the terminated Imatron stock options (without giving effect to any acceleration in connection with the merger), except that future vesting will occur only in September of each subsequent calendar year.

    INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE. The merger agreement provides that, after the merger, GE will, as permitted by law, indemnify persons who were Imatron's directors or officers immediately before the merger who suffer liabilities or losses from any threatened or actual claim or proceeding based on the merger agreement or on the fact that the person was a Imatron director or officer. The merger agreement further allows Imatron to purchase "tail" coverage under a director and officer liability insurance policy for the people who were Imatron officers and directors immediately prior to the merger for a period of not more than six years from the merger. GE also agrees that, after the merger, it will guarantee the obligations of the surviving corporation under the preceding two sentences. In no event, however, will either GE or the surviving corporation be obligated to pay, in the aggregate and including any fines, penalties or other amounts paid to third parties, any amount in excess of $35,600,000.

    EMPLOYEE BENEFIT PLANS. The merger agreement provides that for the first year following the closing of the merger, while employed by Imatron, U.S. employees of Imatron will receive base wages and salaries at rates not less favorable to those employees than the rates of wages and salaries paid by Imatron on the date of the merger agreement (excluding bonuses and variable pay). For a period of one year following the closing of the merger, GE shall or shall cause Imatron to maintain in effect U.S. employee benefit plans and arrangements which provide benefits which have a value which is substantially comparable, in the aggregate, to the benefits provided by Imatron's U.S. benefit plans not taking into account the value of any plans which are equity based. For purposes of determining eligibility to participate, vesting and accrual or entitlement to benefits where length of service is relevant, U.S. Imatron employees will receive service credit for service with Imatron and its subsidiaries to the same extent that credit was granted under Imatron's benefit plans, subject to offsets for previously accrued benefits and no duplication of benefits.

    EMPLOYEE STOCK PURCHASE PLAN. The merger agreement requires Imatron to suspend all purchases under Imatron's 1994 Employee Stock Purchase Plan beginning with the first payroll period following signing of the merger agreement.

CONDITIONS PRECEDENT TO THE MERGER

    CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The obligations of GE and Imatron to complete the merger depend on the following conditions being fulfilled:

    - Imatron shareholders have approved the plan of merger;

    - the GE stock to be issued in the merger and in respect of Imatron options has been listed on the NYSE;

    - the waiting period applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act has expired or terminated and all other necessary material government consents have been obtained;

    - the GE registration statement has been declared effective and no stop order has been given; and

    - no act, rule or order has been made or entered that would prohibit the merger.

    CONDITIONS TO OBLIGATION OF IMATRON TO EFFECT THE MERGER. The obligation of Imatron to complete the merger depends on the following additional conditions being fulfilled:

    - GE and Ruby Merger Corp. have performed in all material respects all their covenants in the merger agreement, and their representations and warranties remain true in all material respects on the closing date;

    - Imatron has received an opinion of Allen Matkins Leck Gamble & Mallory LLP, counsel to Imatron, stating that the merger will be treated for federal income tax purposes as a reorganization within the meaning of
      Section 368(a) of the Internal Revenue Code and Imatron, Ruby Merger Corp. and GE will each be a party to that reorganization within the meaning of
      Section 368(b) of the Internal Revenue Code;

    - there has been no material adverse change with respect to GE; and

    - GE has taken all action required to implement the provisions described under "--Covenants and Agreements--STOCK OPTION PLANS" above.

    CONDITIONS TO OBLIGATIONS OF GE AND RUBY MERGER CORP. TO EFFECT THE MERGER. The obligations of GE and Ruby Merger Corp. to complete the merger depend on the following additional conditions being fulfilled:

    - Imatron has performed in all material respects all its covenants in the merger agreement, and its representations and warranties remain true in all material respects on the closing date;

    - GE has received an opinion of Gibson, Dunn & Crutcher LLP, special counsel to GE, stating that the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and Imatron, Ruby Merger Corp. and GE will each be a party to that reorganization within the meaning of Section 368(b) of the Internal Revenue Code;

    - Imatron has obtained all required material consents or approvals;

    - GE has received a signed agreement from each of Imatron's affiliates intended to ensure the affiliate's compliance with the Securities Act of 1933;

    - there has been no material adverse change with regard to Imatron;

    - Imatron has taken all action required to be taken by it to implement the provisions described under "--Covenants and Agreements--STOCK OPTION PLANS" above;

    - all of the directors of Imatron and all officers of Imatron designated by GE shall have provided their written resignations to GE;

    - GE shall have received the results of its environmental site assessments of Imatron's operations and real properties, and such results shall not have identified (i) any contamination of ground water, surface water or sediment, (ii) any significant contamination of soil or surfaces, or
      (iii) any other environmental, health and safety concerns requiring cleanup or decontamination or otherwise posing a risk to human health or the environment, whether or not such matters are known by GE prior to the date of the agreement or disclosed in writing to GE (except that this condition will be deemed satisfied if such results fail to identify issues that would cost more than $2,000,000, based on GE's reasonable determination); and

    - Imatron shall have terminated its 401(k) Plan and ensured that each participant who has an account in the such plan will be fully vested in his or her account balance in a manner acceptable to GE.

    Following the execution of the merger agreement, two civil actions were filed against Imatron and its directors, seeking injunctive relief and damages for, among other things, breach of the directors' fiduciary duties to Imatron shareholders. See "THE MERGER--Shareholder Litigation." If these actions are pending at the proposed effective time for the merger and it is determined that the existence of these actions is material, or if the plaintiffs are successful in enjoining the merger, GE would have the right to refuse to consummate the merger. If this condition were to continue past June 15, 2001, GE could terminate the merger agreement without penalty, as described below in "Termination of the Merger Agreement--TERMINATION"

TERMINATION OF THE MERGER AGREEMENT

    TERMINATION. The merger agreement may be terminated at any time prior to the merger, whether before or after approval by the Imatron shareholders:

    - by the mutual written consent of GE and Imatron;

    - by either GE or Imatron if: the other party has failed to comply in any material respect with its covenants or agreements contained in the merger agreement and the failure to comply has not been cured within five business days after receiving written notice of the failure to comply; there has been a breach by the other party of any representation or warranty which has the effect of making such representation or warranty not true and correct in all material respects and the breach has not been cured within five business days after receiving written notice of the breach; the merger has not closed on or prior to the close of business on June 15, 2002, or the date that is 75 days after the Hart-Scott-Rodino waiting period has expired unless the terminating party caused the delay; any court or other governmental entity having jurisdiction over a party to the merger agreement has issued an order, decree or ruling or taken any other action prohibiting the merger; the Imatron shareholders do not approve the plan of merger at the special meeting or at any adjournment or postponement of the special meeting; or Imatron enters into a merger, acquisition or other agreement with another party that qualifies as a superior proposal, or the board resolves to do so; except that Imatron may not terminate the merger agreement for this reason unless: Imatron has delivered to GE a written notice of Imatron's intent to enter into such an agreement; forty-eight hours have elapsed following delivery to GE of such written notice by Imatron; and during that period, Imatron has fully cooperated with GE, including informing GE of the terms and conditions of the takeover proposal and the identity of the person making the takeover proposal, with the intent of enabling GE to agree to a modification of the terms and conditions of the merger agreement so that the transactions contemplated thereby may be effected; and Imatron may not terminate the merger agreement unless at the end of the forty-eight hour period the Imatron board still reasonably believes that the takeover proposal is a superior proposal when compared to the GE merger, taking into account any such modification as may be proposed by GE, and concurrently with such termination Imatron pays to GE the amounts specified under "FEES AND EXPENSES" below.

    - by GE if: the Imatron board has not recommended, or has resolved not to recommend, or has qualified, modified or withdrawn its recommendation of the merger or its declaration that the merger is advisable and fair to and in the best interest of Imatron and its shareholders, or has resolved to do so; the Imatron board has recommended to the Imatron shareholders any takeover proposal or has resolved to do so; or a tender offer or exchange offer for 20% or more of the outstanding shares of Imatron common stock is made by a third party that is not an affiliate of GE, and the Imatron board does not recommend against acceptance of such tender offer or exchange offer by its shareholders.

    - by either GE or Imatron if the Hart-Scott-Rodino waiting period has not expired or been terminated by June 15, 2002.

    EFFECT OF TERMINATION. If the merger agreement is terminated as described above, the agreement will be null and void, and there will be no liability for any party or its officers and directors except as to confidentiality and fees and expenses.

FEES AND EXPENSES

    TERMINATION FEE. Imatron has agreed to pay GE a termination fee of up to $11 million if the merger agreement is terminated because Imatron enters into a merger, acquisition or other agreement related to a superior proposal, or:

    - by Imatron due to the failure of the merger to close by June 15, 2002 after receipt by Imatron of a superior proposal;

    - due to Imatron's failure to comply in any material respect with the covenants of the merger agreement;

    - due to the failure by the Imatron board of directors to recommend the plan of merger or merger agreement, its approval of another takeover proposal, or its failure to recommend against a tender or exchange offer as described above in "--TERMINATION";

    - due to Imatron's material breach of a representation or warranty after the receipt of a superior proposal; or

    - due to the failure of the Imatron shareholders to approve the merger at the special meeting or any adjournment or postponement, after the receipt of a superior proposal or after the failure by the Imatron board of directors to recommend the merger agreement, its approval of another takeover proposal, or its failure to recommend against a tender or exchange offer as described above in "--TERMINATION"; and
    within twelve months of the termination of the merger agreement for one of these reasons, one of the following events occurs:

    - any person, entity or group acquires or becomes the beneficial owner of 20% or more of the outstanding shares of Imatron common stock;

    - any group is formed which beneficially owns 20% or more of the outstanding shares of Imatron common stock;

    - Imatron enters into, or announces that it proposes to enter into, any agreement providing for a merger or other business combination involving Imatron or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, Imatron, other than the transaction contemplated in the merger agreement;

    - any person, entity or group is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of shares of Imatron common stock which, together with all shares of Imatron common stock beneficially owned by that person, entity or group, results or would result in such person being the beneficial owner of 20% or more of the outstanding shares of Imatron common stock; or

    - there is a public announcement with respect to a plan or intention by Imatron to effect any of the foregoing transactions.

    The $11,000,000 termination fee will be reduced by the net amount realized or realizable by GE under the stock option agreement. In addition, the total of the termination fee and the net amount actually realized by GE under the stock option agreement (after netting out the exercise price) will not exceed $11,000,000.

    EXPENSES. Whether the merger is completed, all costs and expenses incurred in connection with the merger agreement, including the costs of counsel, financial advisors and accountants, will be paid by the party incurring those costs and expenses. Printing expenses and all filing fees, including filing fees under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, will be divided equally between GE and Imatron. However, Imatron has agreed to pay GE's costs and expenses up to a maximum of $1.5 million if the merger agreement is terminated:

    - by Imatron due to the failure of the merger to close by June 15, 2002, after receipt by Imatron of a superior proposal;

    - due to Imatron's failure to comply in any material respect with the covenants of the merger agreement;

    - due to Imatron's material breach of a representation or warranty;

    - due to the failure by the Imatron board of directors to recommend the merger agreement and plan of merger, its approval of another takeover proposal, or its failure to recommend against a tender or exchange offer as described above in "--TERMINATION";

    - due to the failure of the Imatron shareholders to approve the merger at the special meeting after a superior proposal is made by a third party or after the failure by the Imatron board of directors to recommend the merger agreement and plan of merger, its approval of another takeover proposal, or its failure to recommend against a tender or exchange offer as described above in "--TERMINATION"; or

    - due to Imatron's agreement to a merger, acquisition or other agreement to effect a superior proposal.

    GE has agreed to pay Imatron's costs and expenses up to a maximum of $1.5 million if Imatron terminates the merger agreement due to:

    - GE's failure to comply in any material respect with the covenants of the merger agreement; or

    - GE's material breach of a representation or warranty.

AMENDMENT; WAIVER

    AMENDMENT. The merger agreement may be changed by GE and Imatron at any time prior to the approval of the plan of merger by the Imatron shareholders. Any change made after the approval of the plan of merger by the Imatron shareholders by law must be approved by the Imatron shareholders. The merger agreement may only be amended in a writing signed by GE, Imatron and Ruby Merger Corp.

    WAIVER.  At any time prior to the merger, GE and Imatron may agree to:

    - extend the time for the performance of any obligation or other act of the other party;

    - waive any inaccuracy in the representations and warranties contained in the merger agreement or in any document delivered under the terms of the merger agreement; and

    - waive compliance with any agreement or condition contained in the merger agreement which may be legally waived.

    Any extension or waiver will be valid only if made in writing and signed on behalf of the waiving party.

                           THE STOCK OPTION AGREEMENT

    THE FOLLOWING IS A SUMMARY OF SOME OF THE PROVISIONS OF THE STOCK OPTION AGREEMENT. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE STOCK OPTION AGREEMENT, WHICH IS INCORPORATED BY REFERENCE IN ITS ENTIRETY AND ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS ANNEX C. WE URGE YOU TO READ THE STOCK OPTION AGREEMENT IN ITS ENTIRETY.

    Concurrently with the execution of the merger agreement, GE and Imatron entered into the stock option agreement pursuant to which Imatron granted to GE an option to purchase a number of shares that, immediately prior to issuance, would represent 19.9% of the issued and outstanding shares of Imatron common stock. The option has an exercise price of $1.89 per share, payable in cash. Based on the number of shares of Imatron common stock outstanding on October 29, 2001, the option would be exercisable for 20,960,973 shares of newly issued shares of Imatron common stock.

EXERCISABILITY

    The option is exercisable only if one or more of the following events occurs:

    - any person, entity or group acquires or becomes the beneficial owner of 20% or more of the outstanding shares of Imatron common stock;

    - any group is formed which beneficially owns 20% or more of the outstanding shares of Imatron common stock;

    - any person, entity or group commences a tender or exchange offer for 20% or more of the outstanding Imatron common stock or publicly proposes any merger, consolidation or acquisition of all or substantially all the assets of Imatron or other business combination involving Imatron;

    - Imatron enters into, or announces that it proposes to enter into, any agreement providing for a merger or other business combination involving Imatron or any significant subsidiary of Imatron or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, Imatron or a significant subsidiary of Imatron, other than the transactions contemplated in the merger agreement;

    - any person, entity or group is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of shares of Imatron common stock which, together with all shares of Imatron common stock beneficially owned by that person, entity or group, results or would result in such person, entity or group being the beneficial owner of 20% or more of the outstanding shares of Imatron common stock; or

    - there is a public announcement with respect to a plan or intention by Imatron to effect any of the foregoing transactions.

    Additionally, GE may not exercise the option if:

    - GE or Ruby Merger Corp. has breached any of its material obligations under the merger agreement;

    - an injunction or other order issued by any federal or state court which invalidates the grant or prohibits the exercise of the option is in effect;

    - the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act has not expired or been terminated; or

    - the purchase of the shares will violate Rule 10b-13 promulgated under the Securities Exchange Act of 1934.

PUT RIGHT

    At any time before the termination of the option, under the circumstances described below, GE has the right to require Imatron to purchase the option from GE at a cash purchase price equal to the product determined by multiplying
(A) the number of shares as to which the option has not yet been exercised by
(B) the per share cash value of the option as determined in accordance with the stock option agreement.

    GE can require Imatron to purchase the option if any of the following events occur:

    - any person, entity or group other than GE acquires or becomes the beneficial owner of 50% or more of the outstanding shares of Imatron common stock; or

    - Imatron consummates a merger or other business combination with a third party.

REPURCHASE RIGHT

    For 90 days after the termination of the option, Imatron has the right to repurchase from GE all of the optioned shares acquired by GE, and with respect to which GE then has beneficial ownership, at a price per share equal to the greater of:

    - the average of the daily volume-weighted quoted on Nasdaq National Market of Imatron common stock during the five trading days immediately before Imatron provides written notice of its intent to repurchase; and

    - $1.89, plus interest at a rate per annum equal to the costs of funds to GE at the time of the repurchase.

REGISTRATION RIGHTS

    If GE exercises the option, it will have the following registration rights with respect to the option shares:

    - subject to certain restrictions set forth in the stock option agreement, piggy-back registration rights which allow GE to participate in any registration of Imatron shares initiated by Imatron so long as GE is requesting participation with respect to at least 20% of the option shares; and

    - subject to certain restrictions set forth in the stock option agreement, demand registration rights which allow GE to request that Imatron register GE's shares so long as GE is demanding registration of at least 20% of the option shares.

TERMINATION

    The stock option agreement and the option terminate upon the earlier of:

    - the closing of the merger; and

    - the termination of the merger agreement in accordance with its terms.

However, the option will not terminate until 12 months after a termination under certain circumstances related to a third party acquisition attempt, and, in such case, Imatron's repurchase right will not terminate until 90 days after the termination of GE's option.

MAXIMUM AMOUNT REALIZABLE BY GE

    If GE exercises the option and then sells the stock received by GE under the option or if GE exercises its put right, GE may be required to give some of the money it makes on that sale to Imatron. If the sum of the gross proceeds from the sale of the option shares or the exercise of the put right and the amount of the termination fee received by GE exceeds the sum of $11,000,000, GE must pay to Imatron the amount in excess of $11,000,000 less the exercise price and the cost of discounts and commissions.

EFFECT OF THE STOCK OPTION AGREEMENT

    The option might increase the likelihood of closing the merger by discouraging competing offers to acquire Imatron. Imatron entered into the stock option agreement to induce GE to enter into the merger agreement. The stock option agreement may discourage persons who may be interested in acquiring all of or a significant interest in Imatron from considering or proposing an acquisition, even if they were prepared to offer to pay a higher price than $1.89 per share.

                           THE SHAREHOLDER AGREEMENTS

    THE FOLLOWING IS A SUMMARY OF SOME OF THE PROVISIONS OF THE SHAREHOLDER AGREEMENTS. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SHAREHOLDER AGREEMENTS, WHICH ARE INCORPORATED BY REFERENCE IN ITS ENTIRETY AND ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS ANNEXES D AND E. WE URGE YOU TO READ THE SHAREHOLDER AGREEMENTS IN THEIR ENTIRETY.

    Concurrently with the execution of the merger agreement, in order to induce GE to enter into the merger agreement, certain shareholders entered into shareholder agreements with GE.

SHARES SUBJECT TO THE SHAREHOLDER AGREEMENTS

    The following shareholders entered into the shareholder agreements with respect to the number of shares next to their names:

                                                                WEIGHTED
                                                SHARES          AVERAGE
                                               SUBJECT       EXERCISE PRICE
                              OUTSTANDING   TO WARRANTS OR     OF WARRANT
SHAREHOLDER                     SHARES         OPTIONS         OR OPTION        TOTAL
-----------                   -----------   --------------   --------------   ----------
Douglas P. Boyd.............   1,942,042        175,008(1)        $1.61        2,117,050
Jose Maria Salema Garcao....   1,250,000      1,500,000           $2.25        2,750,000
S. Lewis Meyer..............     237,041      1,560,000(2)        $1.99        1,797,041
Terry Ross(3)...............   3,760,473        392,000(4)        $1.16        4,320,473
                               ---------      ---------           -----       ----------
    TOTALS..................   7,189,556      3,627,008           $1.99       10,816,564
                               =========      =========           =====       ==========

------------------------

(1) Consists of options to purchase 100,000 shares at $1.70 per share, and 75,008 shares at $1.50 per share

(2) Consists of options to purchase 960,000 shares at $2.19 per share, 500,000 shares at $1.70 per share, and 100,000 shares at $1.50 per share

(3) Represents 70% of shares known to be beneficially owned by Mr. Ross.

(4) Consists of 70% of warrants to purchase 200,000 shares at $1.37 per share, and 360,000 shares at $1.04 per share.

COVENANTS

    The shareholder agreements provide, among other things, that the shareholders subject to the agreements:

    - will attend the special meeting in person or by proxy, and vote the shares subject to the agreements in favor of the approval of the merger and adoption of the merger agreement and of the other transactions contemplated by the merger agreement;

    - will vote the shares subject to the agreements against: any merger agreement or merger other than the GE merger or other business combination or any other takeover proposal, or any amendment of the Imatron certificate of incorporation or the bylaws or other proposal or transaction which would in any manner impede, frustrate, prevent or nullify the merger, the merger agreement or any of the other transactions contemplated by the merger agreement;

    - will not sell, transfer, pledge, assign or otherwise dispose of or enter into any arrangement to transfer the shares subject to the agreements, or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in relation to the shares subject to the agreements;

    - will not directly or through a representative solicit, initiate or encourage a third party to make a takeover proposal to Imatron, or take any action to facilitate any third party takeover proposal;

    - will use their reasonable best efforts to take all actions and to do all things necessary, proper or advisable to support and to close the merger in accordance with the terms of the merger agreement;

    - will notify GE in writing of the nature and amount of any acquisition by them of any voting securities of Imatron acquired by them after the date of the shareholder agreements;

    - will not knowingly take or fail to take any action which would cause any of the representations and warranties set forth in the tax certificate attached to the shareholder agreements to be untrue or incorrect; and

    - will revoke any and all prior proxies or powers of attorney in respect to any shares subject to the agreements and will irrevocably appoint GE and Ruby Merger Corp., at any time during the terms of the shareholder agreements, as its true and lawful attorney and proxy, for and in its name, place and stead, for any and all purposes, including without limitation, to demand that the Secretary of Imatron call a special meeting of the shareholders of Imatron for the purpose of considering any matter related to the merger agreement or voting against another takeover proposal, to vote each of the shares subject to the agreements as its proxy at every meeting of the shareholders of Imatron.

The agreements provide, however, that nothing in the agreement will be construed to limit such shareholder's ability to discharge such shareholder's fiduciary duties as a director of Imatron, including the right to vote for or support a superior offer or proposal.

OPTION GRANT

    The shareholders granted to GE options to purchase the shares subject to each shareholder agreement. Each option has an exercise price of $1.89 per share, payable in cash. The options are exercisable only if one or more of the following events occurs:

    - any person, entity or group acquires or becomes the beneficial owner of 20% or more of the outstanding shares of Imatron common stock;

    - any group is formed which beneficially owns 20% or more of the outstanding shares of Imatron common stock;

    - any person, entity or group commences a tender or exchange offer for 20% or more of the outstanding Imatron common stock or publicly proposes any merger, consolidation or acquisition of all or substantially all the assets of Imatron, or similar business combination involving Imatron;

    - Imatron enters into, or announces that it proposes to enter into, any agreement providing for a merger or other business combination involving Imatron or a significant subsidiary of Imatron or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, Imatron or a significant subsidiary of Imatron, other than the transaction contemplated in the merger agreement;

    - any person, entity or group is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of shares of Imatron common stock which, together with all shares of Imatron common stock beneficially owned by that person, entity or group, results or would result in such person being the beneficial owner of 20% or more of the outstanding shares of Imatron common stock; or

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    - there is a public announcement with respect to a plan or intention by
      Imatron to effect any of the foregoing transactions.

    Additionally, GE may not exercise the option if:

    - GE or Ruby Merger Corp. has breached any of its material obligations under the merger agreement;

    - an injunction or other order issued by any federal or state court which invalidates the grant or prohibits the exercise of the option is in effect;

    - the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act has not expired or been terminated; or

    - the purchase of the shares will violate Rule 10b-13 promulgated under the Exchange Act.

Shares subject to options or warrants that are held by the subject shareholders will become shares subject to the shareholder agreements upon issuance. However, GE does not have the power under the shareholder agreements to force the shareholders to exercise such rights.

TERMINATION

    The shareholder agreements terminate on the earlier of six months (or sixty days in the case of Mr. Ross) after the termination of the merger agreement, and the effective time of the merger. However, if the merger agreement is terminated either by the mutual agreement of GE and Imatron or solely by Imatron because of a breach by GE of a covenant in the merger agreement; a material breach of a representation or warranty; the failure of the merger to close by June 15, 2002, or 75 days after the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, unless it follows receipt of a superior proposal; or the issuance of an order by any governmental entity permanently prohibiting the transactions contemplated by the merger agreement, then the shareholder agreements terminate immediately upon the termination of the merger agreement.

                               REGULATORY MATTERS

    Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules of the Federal Trade Commission, the merger may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the United States Department of Justice and specified waiting period requirements have been satisfied. GE and Imatron each filed notification and report forms with the FTC and the Department of Justice effective October 19, 2001.

    GE and Imatron have also made, or expect to make, filings with regulatory authorities pursuant to antitrust laws in countries where such filing is required. It is currently anticipated that necessary clearances under these laws will be obtained prior to the special meeting.

    GE and Imatron are not aware of any material governmental or regulatory approvals required to be obtained in order to consummate the merger, other than compliance with the Hart-Scott-Rodino Antitrust Improvements Act and foreign antitrust laws, mentioned above and applicable federal and state securities and corporate laws.

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                   SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

    Due to the contemplated closing of the merger, Imatron does not currently expect to hold a 2002 annual meeting of shareholders because, following the merger, Imatron will not be a publicly-traded company. If the merger is not consummated and the meeting is held, to be eligible for inclusion in Imatron's proxy statement and form of proxy relating to the meeting, shareholders' proposals must be delivered to the Secretary of Imatron at the principal executive offices not less than 90 nor more than 120 calendar days in advance of the anniversary date of the preceding year's annual meeting of shareholders.

        COMPARISON OF RIGHTS OF IMATRON SHAREHOLDERS AND GE STOCKHOLDERS

    THE STATEMENTS SET FORTH UNDER THIS HEADING WITH RESPECT TO THE NEW JERSEY BUSINESS CORPORATION ACT ("NJBCA"), IMATRON'S CERTIFICATE OF INCORPORATION, IMATRON'S BYLAWS, THE NEW YORK BUSINESS CORPORATION LAW ("NYBCL"), GE'S CERTIFICATE OF INCORPORATION, AND GE'S BYLAWS, AS AMENDED, ARE BRIEF SUMMARIES AND DO NOT PURPORT TO BE COMPLETE. THE STATEMENTS IN THIS SECTION ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO AND ARE SUBJECT TO THE DETAILED PROVISIONS OF THE NYBCL, NJBCA, IMATRON'S CERTIFICATE OF INCORPORATION, IMATRON'S BYLAWS, GE'S CERTIFICATE OF INCORPORATION AND GE'S BYLAWS.

    After the merger, shareholders of Imatron will become stockholders of GE. Since GE is a New York corporation, the rights of the stockholders of GE are governed by the applicable laws of the State of New York, including the NYBCL, and by the GE charter and the GE bylaws. Since Imatron is a New Jersey corporation, the rights of the shareholders of Imatron are governed by the applicable laws of the State of New Jersey, including the NJBCA, and by the Imatron certificate of incorporation and the Imatron bylaws.

    While there are similarities between the NYBCL and the NJBCA, as well as between the charters and bylaws of GE and Imatron, a number of differences exist. The following is a summary of some of these differences between the current rights of GE stockholders and Imatron shareholders under the NYBCL and the NJBCA, and under the charters and bylaws of GE and Imatron.

AUTHORIZED CAPITAL STOCK

    GE. The authorized capital stock of GE currently consists of 13,250,000,000 shares of capital stock, consisting of (i) 13,200,000,000 shares of GE common stock, par value $0.06 per share, and (ii) 50,000,000 shares of preferred stock, par value $1.00 per share.

    IMATRON. The authorized capital stock of Imatron currently consists of 160,000,000 shares of capital stock, consisting of (i) 150,000,000 shares of common stock, no par value per share and (ii) 10,000,000 shares of preferred stock.

VOTING RIGHTS

    Under both the NYBCL and NJBCA, all matters submitted to stockholders for a vote at a meeting require, for approval, the presence of a quorum, consisting of holders of shares entitled to cast a majority of the votes at the meeting, and, except for the election of directors, the affirmative vote of the majority of votes cast, unless otherwise provided by statute, a corporation's certificate of incorporation or, under the NYBCL, its bylaws. Directors are elected by a plurality of the votes cast, unless otherwise provided in the certificate of incorporation.

    Neither GE common stock nor Imatron common stock is divided into classes. Each share of GE common stock and each share of Imatron common stock entitles the holder to one vote on each matter upon which shareholders have the right to vote.

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    Under the NYBCL, a plan of merger, consolidation, dissolution or disposition of all or substantially all of the corporation's assets is required to be approved (a) for corporations in existence on February 22, 1998 whose certificates of incorporation expressly so provide (or for corporations formed after that date), by a majority of the votes of all outstanding shares entitled to vote thereon, and (b) in the case of all other corporations, including GE, by two-thirds of the votes of all outstanding shares entitled to vote thereon.

    Under the NJBCA, a plan of merger, consolidation, dissolution or disposition of all or substantially all of the corporation's assets is required to be approved (a) for corporations in existence before January 1, 1969, unless otherwise provided by statute or the corporation's certificate of incorporation, by two-thirds of the votes cast by holders of shares entitled to vote thereon, and (b) in the case of all other corporations, including Imatron, by a majority of the votes cast by holders of shares entitled to vote thereon. However, no authorizing shareholder vote is required of a corporation surviving a merger unless required by the corporation's certificate of incorporation if:

    - the plan of merger does not make an amendment of the certificate of incorporation of the surviving corporation which is required by the NJBCA to be approved by the shareholders;

    - each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and rights immediately after;

    - the number of voting shares outstanding immediately after the merger, plus the voting shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger will not exceed by more than 40% the total number of voting shares of the surviving corporation outstanding immediately prior to the merger, and

    - the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the number of participating shares of the surviving corporation outstanding immediately prior to the merger.

    Under the NYBCL, amendments to a certificate of incorporation generally must be approved by the board of directors and a majority of all outstanding shares entitled to vote thereon at a meeting of stockholders. The NYBCL requires that any amendment to the certificate of incorporation of a provision specifying a higher vote requirement than that required by the NYBCL must be approved in compliance with such higher vote requirement.

    The GE charter may be amended if the amendment is approved by a majority vote of the board of directors of GE and the affirmative vote of at least a majority of outstanding shares of GE common stock.

    Under the NYBCL, except as otherwise provided in the certificate of incorporation, bylaws may be amended, repealed or adopted by a majority of the votes cast by the shares entitled to vote in the election of any directors. When so provided in the certificate of incorporation or a bylaw adopted by the stockholders, bylaws also may be amended, repealed or adopted by the board of directors by such vote as may be specified in the bylaws, which vote may be greater than the vote otherwise prescribed by the NYBCL, but any bylaw adopted by the board of directors may be amended or repealed by the stockholders entitled to vote thereon as provided by the NYBCL.

    The GE charter confers upon the GE board the power to amend or repeal the GE bylaws, except that the GE board does not have the authority to amend or repeal any bylaw which is adopted by the GE stockholders after April 20, 1948, unless such authority is granted to the GE board by the specific provisions of a bylaw adopted by the GE stockholders. The GE bylaws provide that the GE bylaws also may be altered, amended or repealed, at any time, in the manner provided in the GE charter.

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    Under the NJBCA, a proposed amendment to a corporation's certificate of incorporation requires approval of the board of directors and an affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon; provided that in the case of a corporation organized prior to January 1, 1969, the proposed amendment requires board approval and the affirmative vote of two-thirds of the votes cast by the holders of shares entitled to vote thereon, unless the corporation has adopted the majority voting requirement.

    The Imatron certificate of incorporation may be amended in any manner permitted under New Jersey law. Imatron was incorporated after January 1, 1969.

    Under the NJBCA, the board of directors of a corporation has the power to make, alter and repeal bylaws unless such power is reserved to the shareholders in the certificate of incorporation, but bylaws made by the board of directors may be altered or repealed or new bylaws may be adopted by the shareholders. In addition, the shareholders may prescribe in the bylaws that any bylaws made by shareholders shall not be altered or repealed by the board of directors.

    Under the Imatron certificate of incorporation, the Imatron bylaws may be altered, amended or repealed or new bylaws may be adopted by the Imatron board or by the affirmative vote of a majority of the outstanding shares at any annual or special meeting of the shareholders, if notice of such alteration, amendment, repeal or adoption is contained in the notice of such meeting or waiver of notice. Bylaws adopted by the Imatron board may be amended or repealed by the shareholders of Imatron. The Imatron bylaws contain provisions that are consistent with the foregoing, and also provide that any amendment or repeal of a bylaw concerning indemnification of officers and directors may only be prospective.

SPECIAL MEETINGS OF STOCKHOLDERS; CONSENT TO ACTIONS OF STOCKHOLDERS IN LIEU OF
  MEETING

    SPECIAL MEETINGS. Under the NYBCL, a special meeting of stockholders may be called by the board of directors or by any person authorized to do so in the certificate of incorporation or bylaws.

    The GE bylaws provide that special meetings of stockholders may be called by the GE board, or by the written request of stockholders holding 40% of the outstanding stock of GE.

    Under the NJBCA, a special meeting of shareholders may be called by the president or the board of directors, by such other officers, directors or shareholders as may be provided in the bylaws, or by the Superior Court of New Jersey, for good cause, upon the application of holders of at least 10% of all shares entitled to vote at a meeting.

    The Imatron bylaws provide that special meetings of the shareholders of Imatron may be called at any time by the chairman of the board, the president, the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors, or at the written request of holders of shares entitled to cast not less than a majority of the votes at the meeting. Shareholders are entitled to not less than 10 and no more than 60 days notice of any special meeting.

    CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. The NYBCL provides that stockholder action may be taken without a meeting upon the written consent of the holders of all the outstanding shares entitled to vote, and also allows, if the certificate of incorporation so provides, stockholder action without a meeting upon the written consent of holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted. Neither the GE charter nor the GE bylaws contains any provision with respect to actions by stockholders by written consent.

    Similarly, the NJBCA allows any action required or permitted to be taken at a meeting of shareholders by statute or a corporation's certificate of incorporation or bylaws to be taken without a meeting if all the shareholders entitled to vote thereon consent thereto in writing, except that in the

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case of an action to be taken under Chapter 10 of the NJBCA (business combinations), such action may be taken without a meeting only if all shareholders consent thereto in writing, or if all shareholders entitled to vote thereon consent thereto in writing and the corporation provides advance notification (in accordance with the NJBCA) to all other shareholders.

    The NJBCA also allows, except as otherwise provided in a corporation's certificate of incorporation, any action required or permitted to be taken by shareholders at a meeting of shareholders, other than the annual election of directors, to be taken without a meeting, without prior notice and without a vote, upon a written consent of holders of not less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voting, subject, however, to compliance with statutorily prescribed notice and other requirements and, where required by the NJBCA, dissenters' rights.

    The Imatron bylaws provide that any action required by statute to be taken at any meeting of the shareholders, or any action which may be taken at any meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted.

BUSINESS COMBINATIONS

    The NYBCL generally prohibits a domestic corporation from engaging in a business combination with an "interested stockholder" for a period of five years from the date the stockholder acquired the stock in such domestic corporation, unless certain conditions are met. An interested stockholder is one who is the beneficial owner of 20% or more of the corporation's stock or an affiliate or associate of the corporation who has within the previous five years, beneficially owned 20% or more of the corporation's then outstanding stock.

    The domestic corporation may engage in a business combination with the interested stockholder within the five-year period if the interested stockholder's stock purchase made on his stock acquisition date (as defined below) was approved by the corporation's board of directors prior to the date the stockholder became an interested stockholder (the "stock acquisition date"). The business combination is also permitted if any of the following criteria are met:

    - the business combination was approved by the board of directors prior to the interested stockholder's stock acquisition date or where the purchase of stock by the interested stockholder on the stockholder's stock acquisition date had been approved by the board of directors prior to the stockholder's stock acquisition date;

    - the combination was approved by a majority of the outstanding voting stock not beneficially owned by the interested stockholder or any affiliate or associate of the interested stockholder at a meeting called no earlier than five years after the interested stockholder's stock acquisition date; or

    - the consideration to be received by stockholders meets certain requirements of the NYBCL with respect to form and amount.

    The NJBCA prohibits a corporation from engaging in a business combination with an "interested stockholder" for a period of five years after the interested stockholder's stock acquisition date, unless the board of directors approved the business combination prior to the interested stockholder's stock acquisition date. An interested stockholder is one who is the beneficial owner of 10% or more of the corporation's stock or an affiliate or associate of the corporation who has within the previous five years, beneficially owned 10% or more of the corporation's then outstanding stock. After five years from the

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interested stockholder's stock acquisition date, the NJBCA continues to prohibit a business combination with an interested stockholder unless:

    - the board of directors approved the business combination prior to the interested stockholder's stock acquisition date,

    - the business combination is approved by two-thirds of the outstanding voting stock not owned by the interested stockholder, or

    - the consideration to be received by stockholders meets certain requirements of the NJBCA with respect to form and amount.

BUSINESS CONDUCTED AT STOCKHOLDERS' MEETINGS

    Under NYBCL, stockholders must be given notice of the time and place of every stockholder meeting and, in the case of a special meeting, the purpose or purposes of the meeting. The business permitted to be conducted at any special meeting of stockholders is limited to business related to the purpose or purposes stated in the notice of meeting of stockholders.

    Under NJBCA, shareholders must be given written notice of the time, place and purpose or purposes of every shareholder meeting, except as otherwise provided in the NJBCA.

DIVIDENDS

    Under the NYBCL, a corporation may pay dividends out of surplus; however, no dividends may be paid if the corporation is insolvent, if the dividend payment would render the corporation insolvent or if such payment would be contrary to any restrictions contained in the certificate of incorporation. Under the NJBCA, subject to any restrictions in its certificate of incorporation, a corporation may pay dividends unless, after the distribution of dividends, either of the following would occur:

    - the corporation would not be able to pay its debts as they become due in the usual course of business, or

    - the corporation's total assets would be less than its total liabilities.

DISSENTERS' APPRAISAL RIGHTS

    The NYBCL provides that, upon compliance with the applicable statutory requirements and procedures, a dissenting stockholder has the right to receive payment of the fair value of such stockholder's shares if such stockholder objects to:

    - certain mergers or consolidations to which the corporation is a party (but not if the corporation's shares are listed on a national securities exchange or quoted on NASDAQ-NMS);

    - dispositions of all or substantially all of the corporation's assets requiring stockholder approval other than a transaction wholly for cash where the stockholder's approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to stockholders within one year after the date of such transaction;

    - specified share exchanges; or

    - amendments to the certificate of incorporation which adversely affect the rights of such stockholder in specified respects.

    The NJBCA similarly provides that a shareholder of a corporation is generally entitled to receive payment of the fair value of such shareholder's stock if such shareholder dissents from:

    - a proposed merger or consolidation,

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    - stock exchange, or

    - sale or exchange of all or substantially all of the property and assets of the corporation.

    However, unless otherwise provided for in the corporation's certificate of incorporation, dissenters' rights are not available to holders of shares that are registered on a national securities exchange or quoted on a national securities exchange. Currently, Imatron common stock is quoted on NASDAQ and its shares are held by more than 1,000 holders.

WARRANTS OR OPTIONS

    The NYBCL requires the approval of the holders of a majority of the votes cast at a meeting of stockholders for the corporation's issuance of any rights or options to directors, officers or other employees or for a plan to issue such rights or options.

    Under the NJBCA, any plan involving the issuance of shares (including options) to directors, officers or other employees of a corporation must be adopted initially by the board of directors or a committee of the board.

NUMBER, TERM AND ELECTION OF DIRECTORS

    Under the NYBCL, the board of directors of a corporation must consist of one or more members. The number of directors may be fixed by the bylaws or by action of the stockholders or of the board of directors under the specific provisions of a bylaw adopted by the stockholders. The number of directors may be increased or decreased by amendment of the bylaws or by action of the stockholders or of the board of directors under the specific provisions of a bylaw adopted by the stockholders; provided that, if the board of directors is authorized by the bylaws to change the number of directors, whether by amending the bylaws or by taking action under the specific provisions of a bylaw adopted by the stockholders, such amendment or action will require the vote of a majority of the entire board of directors. Except where the certificate of incorporation or stockholder adopted bylaw provides for a classified board, directors are elected at each annual meeting, to hold office until the next annual meeting.

    Under the NJBCA, the board of directors of a corporation also must consist of one or more members. Subject to any provision contained in a corporation's certificate of incorporation, a corporation's by-laws must specify either the number of directors, or that the number of directors shall not be less than a stated minimum or more than a stated maximum, with the actual number to be determined (except for the number constituting the first board) in accordance with the by-laws. Except where the certificate of incorporation provides for more than one class of directors, directors are elected at each annual meeting, to hold office until the next annual meeting

    The GE charter provides that the GE board may not consist of less than 10 directors, with the exact number to be determined pursuant to the procedures set forth in the GE bylaws. The GE bylaws provide that the exact number of directors will be determined by a vote of the majority of the entire GE board, except that the number of directors for any year will be fixed by the stockholders of GE at any annual statutory meeting of the stockholders by a majority vote of the outstanding shares entitled to vote thereon. The number of directors of GE is currently fixed at fifteen. The GE bylaws provide that directors shall be elected each year at the annual statutory meeting of stockholders. Directors of GE hold office until the next statutory meeting of the stockholders and until their successors are duly elected and have qualified. Any vacancy occurring in the GE board may be filled for the unexpired term by the GE board. Neither the GE charter nor the GE bylaws permits cumulative voting for the election of directors

    The Imatron certificate of incorporation and bylaws provide that the board of directors must consist of at least three and not more than twelve members. Directors of Imatron hold office until the

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next annual meeting and until their successors are elected and qualified. Any vacancy may be filled, until the next succeeding annual meeting of shareholders, by the Imatron board with the affirmative vote of the majority of the directors then in office, even if less than a quorum. Neither the Imatron certificate of incorporation no the Imatron bylaws permits cumulative voting for the election of directors.

CLASSIFICATION OF THE BOARD OF DIRECTORS

    Under the NYBCL, a corporation's certificate of incorporation or a stockholder adopted bylaw may provide that the directors be divided into either two, three or four classes. All classes must be as nearly equal in number as possible. Under the NJBCA, a corporation's board of directors may be divided into classes with staggered terms of office if the corporation's certificate of incorporation so provides. No class of directors can hold office for a term of less than one or more than 5 years and the term of at least one class must expire each year.

    The GE charter does not contain a classified board provision. The Imatron certificate of incorporation provides that the board of directors shall be divided into three classes of not less than two directors with staggered three-year terms of office.

REMOVAL OF DIRECTORS

    The NYBCL provides that any or all of the directors of a corporation may be removed for cause and, if the certificate of incorporation or bylaws of the corporation provide, without cause, by vote of the stockholders. A director may also be removed for cause by the board of directors if the certificate of incorporation or a stockholder-adopted bylaw so provides.

    Under the NJBCA, a director may generally be removed by the shareholders, with or, unless otherwise provided in the certificate of incorporation, without cause by the affirmative vote of a majority of the votes case by shareholders entitled to vote for the election of directors (subject to any greater voting requirement provided in the certificate of incorporation). A director may also be removed for cause by the board of directors if the certificate of incorporation or a shareholder-adopted bylaw so provides.

    Neither the GE charter nor the GE bylaws provides for removal of GE directors. Consequently, GE directors may be removed only for cause by vote of the stockholders of GE.

    The Imatron bylaws provide that directors of Imatron may be removed with or without cause upon the vote a majority of the votes cast by holders of shares entitled to vote at an election of directors.

TRANSACTIONS WITH INTERESTED DIRECTORS

    Generally, under the NYBCL and NJBCA, a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, if any of the following is true:

    - the material facts of the contract or transaction and the director's interest are disclosed or known to the board of directors or a committee of the board of directors and the board or committee in good faith authorizes the contract or transaction, under the NJBCA, by unanimous written consent (as long as one director is disinterested) or by the affirmative vote of a majority of the disinterested directors (even though less than a quorum), and under the NYBCL, by a vote sufficient for such purpose without counting the vote of the interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors;

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    - the material facts of the transaction and the director's interest are disclosed or known to shareholders entitled to vote thereon, and such contract or transaction is approved in good faith by a vote of such shareholders; or

    - under the NJBCA, the contract or transaction is fair to the corporation as of the time it was approved by the board, a committee or the shareholders.

INDEMNIFICATION; LIMITATION OF LIABILITY

    Both the NYBCL and the NJBCA allow a corporation to indemnify a director or officer for certain expenses, liabilities and other amounts incurred by such person in connection with legal proceedings.

    The NYBCL requires that, prior to making any indemnification, a determination must be made that the indemnified person has met the applicable statutory standard of conduct. Unless otherwise ordered by a court, that determination is made by (i) a quorum of disinterested directors, (ii) the board, acting upon the written opinion of independent legal counsel if so directed by a quorum of disinterested directors or if a quorum of disinterested directors is not obtainable, or (iii) by the company's shareholders.

    The NJBCA requires that, prior to making any indemnification, a determination must be made that the indemnified person has met the applicable statutory standard of conduct. Unless otherwise provided by the corporation's certificate of incorporation or bylaws, that determination is made by (i) a quorum of disinterested directors or a committee thereof, (ii) independent legal counsel if so directed by a quorum of disinterested directors or if a quorum of disinterested directors is not obtainable, or (iii) by the company's shareholders if so directed by the certificate of incorporation, bylaws or a resolution of the board of directors or shareholders.

    Both statutes allow for the advance payment of expenses prior to the final disposition of an action upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the company.

    The NJBCA permits a corporation to provide in its certificate of incorporation that a director or officer will not be personally liable to the corporation or its shareholders for breach of any duty owed to the corporation or its shareholders except that such provision will not relieve a director or officer from liability based upon an act or omission:

    - in breach of such person's duty of loyalty to the corporation or its shareholders,

    - not it good faith or involving a violation of law, or

    - resulting in receipt by such person of an improper personal benefit

    The NYBCL contains a similar provision, but allows a corporation so to limit the liability only of directors, not officers, of the corporation.

    The GE charter provides that a person who is or was a director of GE will have no personal liability to GE or its stockholders for damages for any breach of duty except there is no limitation of liability where such liability is imposed under the NYBCL. The GE bylaws provide that GE shall, to the fullest extent permitted by applicable law, indemnify any person who is or was or has agreed to become a director of GE against damages, provided that no indemnification may be provided to any person if a judgment or other final adjudication adverse to the director establishes that

    - his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or

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    - he or she personally gained a financial profit or other advantage to which he or she was not legally entitled

    The Imatron bylaws provide that directors, officers and employees of the corporation will be indemnified by the corporation against expenses, judgments, fines and amounts paid in settlement for actions taken by them which they believed to be in the best interests in, or not opposed to the best interests of, the corporation, and, with respect to criminal actions, had no reasonable cause to believe their conduct was unlawful. The corporation's determination that an individual has a right to indemnification will be made in accordance with the requirements of the NJBCA.

                       DESCRIPTION OF GE'S CAPITAL STOCK

    SET FORTH BELOW IS A DESCRIPTION OF THE GE COMMON STOCK. THE FOLLOWING STATEMENTS ARE BRIEF SUMMARIES OF, AND ARE SUBJECT TO THE DETAILED PROVISIONS OF, THE GE CHARTER, THE GE BYLAWS AND THE RELEVANT PROVISIONS OF THE NEW YORK CORPORATE LAW.

    GE currently is authorized to issue up to 13,200,000,000 shares of common stock, par value $.06 per share. GE is also authorized to issue up to 50,000,000 shares of preferred stock, par value $1.00 per share, in series. GE has not issued any of this preferred stock. If preferred stock is issued, GE's board of directors may fix the designation, relative rights, preferences and limitations of the shares of each series.

    Dividends may be paid on the GE common stock out of funds legally available for dividends, when and if declared by GE's board of directors.

    Holders of the GE common stock are entitled to share ratably in any dividends and in any assets available for distribution on liquidation, dissolution or winding up, subject, if preferred stock of GE is then outstanding, to any preferential rights of such preferred stock. Each share of GE common stock entitles the holder thereof to one vote at all meetings of stockholders, and the votes are noncumulative. The GE common stock is not redeemable, has no subscription or conversion rights and does not entitle the holder thereof to any preemptive rights.

                                 LEGAL MATTERS

    Robert E. Healing, Corporate Counsel of GE, will pass upon the validity of the GE common stock to be issued in connection with the merger. Mr. Healing beneficially owns or has rights to acquire an aggregate of less than 0.01% of GE's common stock. Gibson, Dunn & Crutcher LLP, counsel to GE, and Allen Matkins Leck Gamble & Mallory LLP, counsel to Imatron, will deliver opinions concerning the federal income tax consequences of the merger.

                                    EXPERTS

    KPMG LLP, independent certified public accountants, audited Imatron's consolidated financial statements as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000. Imatron's Annual Report on Form 10-K includes these financial statements and the auditors' report. This proxy statement/prospectus incorporates the financial statements and report by reference, relying on KPMG LLP's authority as experts in accounting and auditing.

    KPMG LLP, independent certified public accountants, audited GE's consolidated financial statements as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000. GE's Annual Report on Form 10-K includes these financial statements and the auditors' report. This proxy statement/prospectus incorporates the financial statements and report by reference, relying on KPMG LLP's authority as experts in accounting and auditing.

                      WHERE YOU CAN FIND MORE INFORMATION

    Imatron and GE file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by GE or Imatron at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. GE's and Imatron's SEC filings are also available to the public from commercial document retrieval services. The website maintained by the SEC is "HTTP://WWW.SEC.GOV". You may also access the SEC filings of GE and Imatron through the websites maintained by GE and Imatron, which are "HTTP://WWW.GE.COM" and "HTTP://WWW.IMATRON.COM".

    GE has filed with the SEC a registration statement on Form S-4 to register the GE common stock to be issued pursuant to the merger agreement. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of GE in addition to being a proxy statement of Imatron for the special meeting. As allowed by SEC rules, this proxy statement/prospectus does not contain all the information you can find in the registration statement and the exhibits to the registration statement.

    The SEC allows GE to "incorporate by reference" information into this proxy statement/ prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information in this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that GE has previously filed with the SEC. These documents contain important information about GE and its finances.

GE COMMISSION FILINGS (FILE NO. 1-00035)                          PERIOD
----------------------------------------       ---------------------------------------------
Annual Report on Form 10-K...................  Year ended December 31, 2000
Quarterly Reports on Form 10-Q...............  Quarters ended March 31, 2001, June 30, 2001 and September 30, 2001
Current Report on Form 8-K...................  Dated October 2, 2001

    GE also hereby incorporates by reference all additional documents that GE files with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 between the date of this proxy statement/prospectus and the date of the special meeting.

    The SEC allows Imatron to "incorporate by reference" certain information into this proxy statement/prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information in this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the document set forth below that Imatron has previously filed with the SEC. This document contains important information about Imatron.

IMATRON COMMISSION FILINGS (FILE NO. 000- 12405)                     PERIOD
------------------------------------------------  ---------------------------------------------
Annual Report on Form 10-K....................    Year ended December 31, 2000
Quarterly Reports on Form 10-Q................    Quarters ended March 31, 2001, June 30, 2001
                                                    and September 30, 2001
Current Report on Form 8-K....................    Filed on September 24, 2001

    Imatron also hereby incorporates by references all additional documents that Imatron files with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of the special meeting.

    If you are a shareholder of Imatron or GE, Imatron or GE may have sent you some of the documents incorporated by reference, but you can obtain any of them through Imatron, GE or the SEC. Documents incorporated by reference are available from Imatron or GE without charge, excluding all exhibits unless such exhibits have been specifically incorporated by reference in this proxy statement/prospectus. Shareholders may obtain documents incorporated by reference in this proxy statement/prospectus by requesting them in writing or by telephone from the appropriate party at the following address:

General Electric Company               Imatron Inc.
3135 Easton Turnpike                   389 Oyster Point Boulevard
Fairfield, Connecticut 06431-0001      South San Francisco, California 94080
Attention: GE Corporate Investor       Attention: Corporate Secretary
  Communications                       (650) 583-9964
(203) 373-2816

    IF YOU WOULD LIKE TO REQUEST DOCUMENTS FROM GE, PLEASE DO SO BY DECEMBER 12, 2001 TO RECEIVE THEM BEFORE THE SPECIAL MEETING.

    The board of directors of Imatron does not intend to bring any other matters, and does not know of any other matters to be brought, before the special meeting.

    THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF IMATRON OR GE SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

    YOU SHOULD RELY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS. NEITHER GE NOR IMATRON HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS. ALL INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS WITH RESPECT TO IMATRON AND ITS SUBSIDIARIES HAS BEEN PROVIDED BY IMATRON, AND ALL INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS WITH RESPECT TO GE AND ITS SUBSIDIARIES HAS BEEN PROVIDED BY GE. NEITHER GE NOR IMATRON WARRANTS THE ACCURACY OF INFORMATION RELATING TO THE OTHER PARTY. THIS PROXY STATEMENT/PROSPECTUS IS DATED NOVEMBER 14, 2001. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT/PROSPECTUS NOR THE ISSUANCE OF GE COMMON STOCK IN THE MERGER SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                               GE MEDICAL SYSTEMS
                                 A DIVISION OF
                           GENERAL ELECTRIC COMPANY,

                               RUBY MERGER CORP.

                                      AND

                                  IMATRON INC.

                         DATED AS OF SEPTEMBER 21, 2001

                               TABLE OF CONTENTS

                          AGREEMENT AND PLAN OF MERGER

                                                                                       PAGE
                                                                                     --------
ARTICLE I              PLAN OF MERGER..............................................     A-1

  Section 1.1          THE MERGER..................................................     A-1
  Section 1.2          EFFECTIVE TIME..............................................     A-1
  Section 1.3          EFFECTS OF THE MERGER.......................................     A-2
  Section 1.4          CHARTER AND BY-LAWS; DIRECTORS AND OFFICERS.................     A-2
  Section 1.5          CONVERSION OF SECURITIES....................................     A-2
  Section 1.6          PARENT TO MAKE CERTIFICATES AVAILABLE.......................     A-3
  Section 1.7          DIVIDENDS; TRANSFER TAXES; WITHHOLDING......................     A-3
  Section 1.8          NO FRACTIONAL SECURITIES....................................     A-4
  Section 1.9          RETURN OF EXCHANGE FUND.....................................     A-4
  Section 1.10         NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK.........     A-4
  Section 1.11         CLOSING OF COMPANY TRANSFER BOOKS...........................     A-4
  Section 1.12         LOST CERTIFICATES...........................................     A-5
  Section 1.13         FURTHER ASSURANCES..........................................     A-5
  Section 1.14         CLOSING.....................................................     A-5

ARTICLE II             REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB............     A-5

  Section 2.1          ORGANIZATION, STANDING AND POWER............................     A-5
  Section 2.2          AUTHORITY...................................................     A-5
  Section 2.3          CONSENTS AND APPROVALS; NO VIOLATION........................     A-6
  Section 2.4          PARENT COMMON STOCK TO BE ISSUED IN THE MERGER..............     A-7
  Section 2.5          SEC DOCUMENTS AND OTHER REPORTS.............................     A-7
  Section 2.6          REGISTRATION STATEMENT AND PROXY STATEMENT..................     A-7
  Section 2.7          BROKERS.....................................................     A-8
  Section 2.8          ABSENCE OF CERTAIN CHANGES OR EVENTS........................     A-8
  Section 2.9          REORGANIZATION..............................................     A-8
  Section 2.10         OPERATIONS OF SUB...........................................     A-8
  Section 2.11         OWNERSHIP OF COMPANY COMMON STOCK...........................     A-8

ARTICLE III            REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............     A-8

  Section 3.1          ORGANIZATION, STANDING AND POWER............................     A-8
  Section 3.2          CAPITAL STRUCTURE...........................................     A-9
  Section 3.3          AUTHORITY...................................................    A-10
  Section 3.4          CONSENTS AND APPROVALS; NO VIOLATION........................    A-11
  Section 3.5          SEC DOCUMENTS AND OTHER REPORTS.............................    A-11
  Section 3.6          REGISTRATION STATEMENT AND PROXY STATEMENT..................    A-12
  Section 3.7          ABSENCE OF CERTAIN CHANGES OR EVENTS........................    A-12
  Section 3.8          PERMITS AND COMPLIANCE......................................    A-13
  Section 3.9          TAX MATTERS.................................................    A-14
  Section 3.10         ACTIONS AND PROCEEDINGS.....................................    A-16
  Section 3.11         CERTAIN AGREEMENTS..........................................    A-16
  Section 3.12         ERISA.......................................................    A-17
  Section 3.13         COMPLIANCE WITH WORKER SAFETY LAWS..........................    A-19
  Section 3.14         LIABILITIES; PRODUCTS.......................................    A-20
  Section 3.15         LABOR MATTERS...............................................    A-20

                                                                                       PAGE
                                                                                     --------
  Section 3.16         INTELLECTUAL PROPERTY.......................................    A-22
  Section 3.17         OPINION OF FINANCIAL ADVISOR................................    A-23
  Section 3.18         STATE TAKEOVER STATUTES.....................................    A-23
  Section 3.19         REQUIRED VOTE OF COMPANY SHAREHOLDERS.......................    A-23
  Section 3.20         REORGANIZATION..............................................    A-23
  Section 3.21         ACCOUNTS RECEIVABLE.........................................    A-23
  Section 3.22         INVENTORIES.................................................    A-23
  Section 3.23         ENVIRONMENTAL MATTERS.......................................    A-24
  Section 3.24         SUPPLIERS AND DISTRIBUTORS..................................    A-25
  Section 3.25         INSURANCE...................................................    A-25
  Section 3.26         TRANSACTIONS WITH AFFILIATES................................    A-26
  Section 3.27         ACCURACY OF INFORMATION.....................................    A-26
  Section 3.28         TITLE TO AND SUFFICIENCY OF ASSETS..........................    A-26
  Section 3.29         BROKERS.....................................................    A-27
  Section 3.30         REPRESENTATIONS AND WARRANTIES WITH RESPECT TO OPERATIONS
                         OUTSIDE OF THE UNITED STATES..............................    A-27
  Section 3.31         CODING......................................................    A-27
  Section 3.32         ACTIONS BY THE BOARD OF DIRECTORS...........................    A-27

ARTICLE IV             COVENANTS RELATING TO CONDUCT OF BUSINESS...................    A-28

  Section 4.1          CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER.......    A-28
  Section 4.2          NO SOLICITATION.............................................    A-30
  Section 4.3          THIRD PARTY STANDSTILL AGREEMENTS...........................    A-31
  Section 4.4          REORGANIZATION..............................................    A-31

ARTICLE V              ADDITIONAL AGREEMENTS.......................................    A-31

  Section 5.1          SHAREHOLDER MEETING.........................................    A-31
  Section 5.2          PREPARATION OF THE REGISTRATION STATEMENT AND THE PROXY
                         STATEMENT.................................................    A-32
  Section 5.3          ACCESS TO INFORMATION.......................................    A-32
  Section 5.4          RULE 145 LETTERS............................................    A-33
  Section 5.5          STOCK EXCHANGE LISTINGS.....................................    A-33
  Section 5.6          FEES AND EXPENSES...........................................    A-33
  Section 5.7          COMPANY STOCK OPTIONS.......................................    A-35
  Section 5.8          REASONABLE BEST EFFORTS.....................................    A-36
  Section 5.9          PUBLIC ANNOUNCEMENTS........................................    A-37
  Section 5.10         STATE TAKEOVER LAWS.........................................    A-37
  Section 5.11         INDEMNIFICATION; DIRECTORS AND OFFICERS INSURANCE...........    A-37
  Section 5.12         NOTIFICATION OF CERTAIN MATTERS.............................    A-38
  Section 5.13         SUSPENSION OF 1994 EMPLOYEE STOCK PURCHASE PLAN.............    A-38

ARTICLE VI             CONDITIONS PRECEDENT TO THE MERGER..........................    A-39

  Section 6.1          CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
                         MERGER....................................................    A-39
  Section 6.2          CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE
                         MERGER....................................................    A-39
  Section 6.3          CONDITIONS TO OBLIGATIONS OF PARENT AND SUB TO EFFECT THE
                         MERGER....................................................    A-40

ARTICLE VII            TERMINATION, AMENDMENT AND WAIVER...........................    A-42

  Section 7.1          TERMINATION.................................................    A-42
  Section 7.2          EFFECT OF TERMINATION.......................................    A-43
  Section 7.3          AMENDMENT...................................................    A-44
  Section 7.4          WAIVER......................................................    A-44

                                                                                       PAGE
                                                                                     --------
ARTICLE VIII           GENERAL PROVISIONS..........................................    A-44

  Section 8.1          NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES; NO OTHER
                         REPRESENTATIONS AND WARRANTIES............................    A-44
  Section 8.2          NOTICES.....................................................    A-44
  Section 8.3          INTERPRETATION..............................................    A-45
  Section 8.4          COUNTERPARTS................................................    A-45
  Section 8.5          ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES..............    A-46
  Section 8.6          GOVERNING LAW...............................................    A-46
  Section 8.7          ASSIGNMENT..................................................    A-46
  Section 8.8          SEVERABILITY................................................    A-46
  Section 8.9          ENFORCEMENT OF THIS AGREEMENT...............................    A-46
  Section 8.10         PERFORMANCE BY SUB..........................................    A-46
  Section 8.11         DEFINED TERMS...............................................    A-46

                                LIST OF EXHIBITS

                                                              DESCRIPTION
                                                              -----------
Exhibit A--Stock Option Agreement...........................    Recital C

Exhibit B--Shareholder Agreement............................    Recital C

Exhibit C--Plan of Merger...................................  Section 1.2

Exhibit D--Certificate of Incorporation.....................  Section 1.4

Exhibit E--Rule 145 Letter..................................  Section 5.4

                          AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER, dated as of September 21, 2001 (this "AGREEMENT"), is among General Electric Company, a New York corporation ("PARENT"), Ruby Merger Corp., a New Jersey corporation and a wholly-owned subsidiary of Parent ("SUB"), and Imatron Inc., a New Jersey corporation (the "COMPANY") (Sub and the Company being hereinafter collectively referred to as the "CONSTITUENT CORPORATIONS").

                                   RECITALS:

    A. The respective Boards of Directors of Parent, Sub and the Company have approved and declared advisable the merger of Sub with and into the Company upon the terms and subject to the conditions of this Agreement (the "MERGER"), and the respective Boards of Directors of Parent, Sub and the Company have approved and adopted this Agreement;

    B. Based upon their expectations that the Merger will further certain business objectives of the Sub and the Company (including, without limitation, diversification and the realization of economies of scale), the respective Boards of Directors of Sub and the Company have determined that the Merger is in the best interest of their respective shareholders;

    C. In order to induce Parent and Sub to enter into this Agreement, concurrently herewith (i) Parent and the Company are entering into the Stock Option Agreement dated as of the date hereof (the "STOCK OPTION AGREEMENT") in the form of the attached EXHIBIT A and (ii) Parent and certain of the shareholders of the Company are entering into the Shareholder Agreement dated as of the date hereof (the "SHAREHOLDER AGREEMENT") in the form of the attached EXHIBIT B; and

    D. For federal income tax purposes, it is intended by the parties hereto that the Merger shall qualify as a "reorganization" within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE").

    NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained, the parties agree as follows:

                                   ARTICLE I
                                 PLAN OF MERGER

    SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions hereof, and in accordance with the New Jersey Business Corporation Act (the "NJBCA"), Sub shall be merged with and into the Company at the Effective Time (as defined in Section 1.2). Following the Merger, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "SURVIVING CORPORATION") and shall succeed to and assume all the rights and obligations of Sub in accordance with the NJBCA. Notwithstanding anything to the contrary herein, at the election of Parent, any direct wholly-owned Subsidiary (as hereinafter defined) of Parent may be substituted for Sub as a constituent corporation in the Merger. In such event, the parties agree to execute an appropriate amendment to this Agreement, in form and substance reasonably satisfactory to Parent and the Company, in order to reflect such substitution.

    SECTION 1.2 EFFECTIVE TIME. The Merger shall become effective when the certificate of merger (the "CERTIFICATE OF MERGER"), executed in accordance with the relevant provisions of the NJBCA, and attaching the "PLAN OF MERGER" in the form of Exhibit C, is filed with the Treasurer of the State of New Jersey; provided, however, that, upon mutual consent of the Constituent Corporations, the Certificate of Merger may provide for a later date of effectiveness of the Merger not more than 90 days after the date the Certificate of Merger is filed. When used in this Agreement, the term "EFFECTIVE TIME" shall mean the date and time at which the Certificate of Merger is accepted for filing or such later time established by the Certificate of Merger. The filing of the Certificate of Merger shall be made on the date of the Closing (as defined in Section 1.14).

    SECTION 1.3 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in this Agreement and applicable provisions of the NJBCA.

    SECTION 1.4  CHARTER AND BY-LAWS; DIRECTORS AND OFFICERS.

        (a) The Certificate of Incorporation of the Company in effect at the Effective Time will be amended in its entirety at the Effective Time to read as set forth in EXHIBIT D hereto and shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. The By-laws of Sub in effect at the Effective Time will be the By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

        (b) The directors of Sub at the Effective Time shall automatically, and without further action, be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of Sub at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

    SECTION 1.5 CONVERSION OF SECURITIES. As of the Effective Time, by virtue of the Merger and without any action on the part of Sub, the Company or the holders of any securities of the Constituent Corporations:

        (a) Each issued and outstanding share of common stock, no par value per share, of Sub shall be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

        (b) All shares of Company Common Stock that are owned by Parent or Sub shall automatically be canceled and retired and shall cease to exist and no capital stock of Parent or other consideration shall be delivered in exchange therefor.

        (c) Subject to the provisions of Section 1.8 hereof, each share of Common Stock, no par value per share, of the Company ("COMPANY COMMON STOCK") issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 1.5(b)) shall be converted into the right to receive the number of shares of common stock, par value $0.06 per share, of the Parent ("PARENT COMMON STOCK") determined by dividing $1.89 by the Average Parent Share Price (as defined below) and rounding the result to the nearest one thousandth of a share (the "MERGER CONSIDERATION"); provided, however, that if between the first day of the Valuation Period (as defined below) and the Effective Time, the outstanding shares of Parent Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Merger Consideration shall be correspondingly adjusted to the extent appropriate to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares. The "AVERAGE PARENT SHARE PRICE" means the average of the daily volume-weighted sales prices per share of Parent Common Stock on the New York Stock Exchange Tape for each of the 10 consecutive trading days ending on the trading day which is five calendar days prior to the Closing Date, or, if such ending date does not fall on a trading day, then the trading day immediately preceding the fifth calendar day prior to the Closing Date (the "VALUATION PERIOD"). All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive any dividends and other distributions in accordance with Section 1.7, certificates representing the shares of Parent Common Stock into which such shares are converted and any cash, without interest, in lieu of fractional shares to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with Section 1.6.

    SECTION 1.6  PARENT TO MAKE CERTIFICATES AVAILABLE.

        (a) EXCHANGE OF CERTIFICATES. Parent shall authorize a bank, trust company, or such other person or persons as shall be reasonably acceptable to Parent and the Company, to act as Exchange Agent hereunder (the "EXCHANGE AGENT"). As soon as practicable after the Effective Time, Parent shall deposit with the Exchange Agent, in trust for the holders of shares of Company Common Stock converted in the Merger, certificates representing the shares of Parent Common Stock issuable pursuant to Section 1.5(c) in exchange for outstanding shares of Company Common Stock and cash, as required to make payments in lieu of any fractional shares pursuant to
    Section 1.8 (such cash and shares of Parent Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "EXCHANGE FUND"). The Exchange Agent shall deliver the Parent Common Stock contemplated to be issued pursuant to Section 1.5(c) out of the Exchange Fund. Except as contemplated by Section 1.9, the Exchange Fund shall not be used for any other purpose.

        (b) EXCHANGE PROCEDURES. As soon as practicable after the Effective Time, the Exchange Agent shall mail to each record holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock converted in the Merger (the "CERTIFICATES") a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the Exchange Agent, and shall contain instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock and cash in lieu of fractional shares). Upon surrender for cancellation to the Exchange Agent of a Certificate held by any record holder of a Certificate, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock into which the shares represented by the surrendered Certificate shall have been converted at the Effective Time pursuant to this
    Article I, cash in lieu of any fractional share in accordance with
    Section 1.8 and certain dividends and other distributions in accordance with
    Section 1.7, and any Certificate so surrendered shall forthwith be canceled.

    SECTION 1.7 DIVIDENDS; TRANSFER TAXES; WITHHOLDING. No dividends or other distributions that are declared on or after the Effective Time on Parent Common Stock, or are payable to the holders of record thereof on or after the Effective Time, will be paid to any person entitled by reason of the Merger to receive a certificate representing Parent Common Stock until such person surrenders the related Certificate or Certificates, as provided in Section 1.6, and no cash payment in lieu of fractional shares will be paid to any such person pursuant to
Section 1.8 until such person shall so surrender the related Certificate or Certificates. Subject to the effect of applicable law, there shall be paid to each record holder of a new certificate representing such Parent Common Stock:
(a) at the time of such surrender or as promptly as practicable thereafter, the amount of any dividends or other distributions theretofore paid with respect to the shares of Parent Common Stock represented by such new certificate and having a record date on or after the Effective Time and a payment date prior to such surrender; (b) at the appropriate payment date or as promptly as practicable thereafter, the amount of any dividends or other distributions payable with respect to such shares of Parent Common Stock and having a record date on or after the Effective Time but prior to such surrender and a payment date on or subsequent to such surrender; and (c) at the time of such surrender or as promptly as practicable thereafter, the amount of any cash payable with respect to a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 1.8. In no event shall the person entitled to receive such dividends or other distributions be entitled to receive interest on such dividends or other

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distributions. If any cash or certificate representing shares of Parent Common
Stock is to be paid to or issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of certificates for such shares of Parent Common Stock in a name other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Parent or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or under any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent or the Exchange Agent.

    SECTION 1.8 NO FRACTIONAL SECURITIES. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article I, and no Parent dividend or other distribution or stock split shall relate to any fractional share, and no fractional share shall entitle the owner thereof to vote or to any other rights of a security holder of Parent. In lieu of any such fractional share, each holder of Company Common Stock who would otherwise have been entitled to a fraction of a share of Parent Common Stock upon surrender of Certificates for exchange pursuant to this Article I will be paid an amount in cash (without interest), rounded to the nearest cent, determined by multiplying
(a) the Average Parent Share Price by (b) the fractional interest to which such holder would otherwise be entitled. As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional share interests, the Exchange Agent shall so notify the Parent, and the Parent shall deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional share interests subject to and in accordance with the terms of Section 1.7 and this Section 1.8.

    SECTION 1.9 RETURN OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the former shareholders of the Company for six months after the Effective Time shall be delivered to Parent, upon demand of Parent, and any such former shareholders who have not theretofore complied with this Article I shall thereafter look only to Parent for payment of their claim for Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock. Neither Parent nor the Surviving Corporation shall be liable to any former holder of Company Common Stock for any such shares of Parent Common Stock, cash and dividends and distributions held in the Exchange Fund which is delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    SECTION 1.10 NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. All shares of Parent Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms hereof (including any cash paid pursuant to Sections 1.7 and 1.8) shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of Company Common Stock represented by such Certificates.

    SECTION 1.11 CLOSING OF COMPANY TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Common Stock shall thereafter be made on the records of the Company. If, after the Effective Time, Certificates are presented to the Surviving Corporation, the Exchange Agent or the Parent, such Certificates shall be canceled and exchanged as provided in this Article I.

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    SECTION 1.12  LOST CERTIFICATES.  If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Exchange Agent, the posting by such person of a bond, in such reasonable amount as Parent or the Exchange Agent may direct as indemnity against any claim that may be made against them with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 1.8 and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 1.7.

    SECTION 1.13 FURTHER ASSURANCES. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of either Constituent Corporation, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Corporation's right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.

    SECTION 1.14 CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") and all actions specified in this Agreement to occur at the Closing shall take place at the offices of Gibson, Dunn & Crutcher LLP, One Montgomery Street, San Francisco, California 94104, at 10:00 a.m., local time, no later than the second business day following the day on which the last of the conditions set forth in Article VI shall have been fulfilled or waived (if permissible) (the "CLOSING DATE") or at such other time and place as Parent and the Company shall agree.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                               OF PARENT AND SUB

    Parent and Sub represent and warrant to the Company as follows:

    SECTION 2.1 ORGANIZATION, STANDING AND POWER. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation and has the requisite corporate power and authority to carry on its business as now being conducted. Each of Parent and Sub are duly qualified to do business, and are in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on Parent. For purposes of this Agreement, "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means, when used with respect to Parent, any change or effect that is or could reasonably be expected (as far as can be foreseen at the time) to be materially adverse to the business, operations, properties, assets, liabilities, employee relationships, customer or supplier relationships, earnings or results of operations, financial projections or forecasts, or the business prospects and condition of Parent and its Subsidiaries, taken as a whole.

    SECTION 2.2 AUTHORITY. On or prior to the date of this Agreement, the Board of Directors of Sub shall have declared the Merger advisable and have approved and adopted this Agreement in accordance with the NJBCA. Each of Parent and Sub has all requisite corporate power and authority to enter into this Agreement, Parent has all requisite corporate power and authority to enter into the Stock Option Agreement and the Shareholder Agreement, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by Parent and Sub, the execution and delivery of the Stock Option Agreement and the Shareholder Agreement by Parent and the consummation by Parent and Sub of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action (including all Board action) on the part of Parent and Sub, subject to the filing of appropriate Certificate of Merger as required by the NJBCA. This Agreement has been duly executed and delivered by Parent and Sub, the Stock Option Agreement and the Shareholder Agreement have been duly executed and delivered by Parent, and (assuming the valid authorization, execution and delivery of this Agreement and the Stock Option Agreement by the Company, the valid authorization, execution and delivery of the Shareholder Agreement by the shareholder of the Company that is a party thereto and the validity and binding effect hereof and thereof on the Company and such shareholder) this Agreement constitutes the valid and binding obligation of Parent and Sub enforceable against each of them in accordance with its terms and the Stock Option Agreement and the Shareholder Agreement constitute a valid and binding obligation of Parent enforceable against Parent in accordance with its terms. The filing of a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC") by Parent under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT"), for the purpose of registering the shares of Parent Common Stock to be issued in the Merger (together with any amendments or supplements thereto, whether prior to or after the effective date thereof, the "REGISTRATION STATEMENT") has been duly authorized by Parent's Board of Directors.

    SECTION 2.3 CONSENTS AND APPROVALS; NO VIOLATION. Assuming that all consents, approvals, authorizations and other actions described in this
Section 2.3 have been obtained and all filings and obligations described in this
Section 2.3 have been made, the execution and delivery of this Agreement, the Stock Option Agreement and the Shareholder Agreement do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation or result in the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Parent or any of its Subsidiaries under, any provision of (a) the Certificate of Incorporation or the By-laws of Parent, each as amended to date,
(b) any provision of the comparable charter or organization documents of any of Parent's Subsidiaries, (c) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or any of its Subsidiaries or (d) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (b), (c) or (d), any such violations, defaults, rights, losses, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on Parent, materially impair the ability of Parent or Sub to perform their respective obligations hereunder or under the Stock Option Agreement or the Shareholder Agreement or prevent the consummation of any of the transactions contemplated hereby or thereby. No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "GOVERNMENTAL ENTITY") is required by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement, the Stock Option Agreement or the Shareholder Agreement by Parent or Sub or is necessary for the consummation of the Merger and the other transactions contemplated by this Agreement, the Stock Option Agreement or the Shareholder Agreement, except for (i) in connection, or in compliance, with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Securities Act and the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "EXCHANGE ACT"), (ii) the filing of the Certificate of

Merger with the Secretary of State of the State of New Jersey and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business, (iii) such filings and consents as may be required under any environmental, health or safety law or regulation pertaining to any notification, disclosure or required approval triggered by the Merger or by the transactions contemplated by this Agreement, the Stock Option Agreement, or the Shareholder Agreement, (iv) such filings, authorizations, orders and approvals as may be required by state takeover laws (the "STATE TAKEOVER APPROVALS"), (v) applicable requirements, if any, of state securities or "blue sky" laws ("BLUE SKY LAWS") and the New York Stock Exchange (the "NYSE"), (vi) as may be required under foreign laws and (vii) such other consents, orders, authorizations, registrations, declarations, approvals and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on Parent, materially impair the ability of Parent or Sub to perform its obligations hereunder or under the Stock Option Agreement or the Shareholder Agreement or prevent the consummation of any of the transactions contemplated hereby or thereby.

    SECTION 2.4 PARENT COMMON STOCK TO BE ISSUED IN THE MERGER. All of the shares of Parent Common Stock issuable in exchange for Company Common Stock at the Effective Time in accordance with this Agreement will be, when so issued, duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights created by statute, Parent's Certificate of Incorporation or By-laws or any agreement to which Parent is a party or by which Parent is bound and will, when issued, be registered under the Securities Act and the Exchange Act and registered or exempt from registration under applicable Blue Sky laws.

    SECTION 2.5 SEC DOCUMENTS AND OTHER REPORTS. Parent has filed all required documents with the SEC since January 1, 1996 (the "PARENT SEC DOCUMENTS"). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of Parent included in the Parent SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of Parent and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in the Parent SEC Documents or as required by generally accepted accounting principles, Parent has not, since June 30, 2001, made any change in the accounting practices or policies applied in the preparation of financial statements.

    SECTION 2.6 REGISTRATION STATEMENT AND PROXY STATEMENT. None of the information to be supplied in writing by Parent or Sub for inclusion or incorporation by reference in the Registration Statement or the proxy statement/prospectus included therein (together with any amendments or supplements thereto, the "PROXY STATEMENT") relating to the Shareholder Meeting (as defined in Section 5.1) will (a) in the case of the Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (b) in the case of the Proxy Statement, at the time of the mailing of the Proxy Statement, at the time of the Shareholder Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to Parent, its officers and directors or any of its Subsidiaries shall occur which is required to be described in the Proxy Statement or the Registration Statement, such event shall be so described, and an appropriate amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the shareholders of the Company. The Registration Statement will comply (with respect to Parent) as to form in all material respects with the provisions of the Securities Act, and the Proxy Statement will comply (with respect to Parent) as to form in all material respects with the provisions of the Exchange Act.

    SECTION 2.7 BROKERS. No broker, investment banker or other person, is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Sub.

    SECTION 2.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement, since June 30, 2001, there has been no event causing a Material Adverse Effect on Parent, nor any development that would, individually or in the aggregate, result in a Material Adverse Effect on Parent.

    SECTION 2.9 REORGANIZATION. To the actual knowledge of the Vice President and Senior Counsel of Parent, Taxes, neither Parent nor any affiliate has taken or agreed to take any action or is aware of any fact with respect to Parent or its affiliates that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

    SECTION 2.10 OPERATIONS OF SUB. Sub is a direct, wholly-owned subsidiary of Parent, was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

    SECTION 2.11 OWNERSHIP OF COMPANY COMMON STOCK. Neither Parent nor any of its Affiliates is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of, nor has Parent or any of its Affiliates within the last three years been the beneficial owner of, Company Common Stock equal to or greater than ten percent (10%) of the aggregate outstanding Company Common Stock.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to Parent and Sub, subject to the exceptions set forth in a letter dated the date hereof and delivered on the date hereof by the Company to Parent, which relates to this Agreement and is designated therein as the (the "COMPANY LETTER") (which exceptions shall each specifically identify a Section, Subsection or clause of a single Section or Subsection hereof, as applicable, to which such exception relates) as follows:

    SECTION 3.1 ORGANIZATION, STANDING AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey and has the requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so incorporated, existing or in good standing or to have such power or authority would not, initially or in the aggregate, have a Material Adverse Effect on the Company. Each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate power and authority to carry on its business as now being conducted. The Company and each of its Subsidiaries are duly qualified to do business, and are in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a

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
Material Adverse Effect on the Company. For purposes of this Agreement, "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" mean, when used with respect to the Company, any change or effect that is or could reasonably be expected (as far as can be foreseen at the time) to be materially adverse to the business, operations, properties, assets, liabilities, employee relationships, customer or supplier relationships, earnings or results of operations, financial projections or forecasts (including, without limitation, those included in Section 3.1 of the Company Letter relating to the third and fourth quarters of
2001), or the business prospects and condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

    SECTION 3.2  CAPITAL STRUCTURE.

        (a) As of the date hereof, the authorized capital stock of the Company consists of 150,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, no par value ("COMPANY PREFERRED STOCK"). At the close of business on September 20, 2001,

           (i) 105,143,148 shares of Company Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable and free of preemptive rights,

           (ii) no shares of Company Common Stock were reserved for future issuance upon exercise of outstanding vesting and exercisable stock options issued under the 2001 Option Plan, as amended (the "2001 PLAN"),

          (iii) 522,500 shares of Company Common Stock were reserved for future issuance upon exercise of outstanding vesting and exercisable stock options issued under the 1998 Amended and Restated Non-Employee Director Stock Option Plan (the "DIRECTOR PLAN"),

           (iv) 3,663,782 shares of Company Common Stock were reserved for future issuance upon exercise of outstanding vesting and exercisable stock options issued under the 1993 Employee Stock Option Plan, as amended (the "1993 PLAN")

           (v) 1,079,893 shares of Company Common Stock were reserved for future issuance upon under the 1987 Stock Bonus Incentive Plan, as amended (the "1987 PLAN"),

           (vi) no shares of Company Common Stock were reserved for future issuance pursuant to any other plans of the Company or any of its Subsidiaries or other plans assumed by the Company in connection with any acquisition, business combination or similar transaction,

          (vii) 6,465,555 shares of Company Common Stock were reserved for future issuance pursuant to warrants to acquire Company Common Stock;

           (ix) no shares of Company Preferred Stock are outstanding; and

           (x) no shares of Company Common Stock are held by any Subsidiary of the Company.

        (b) Section 3.2 (b) of the Company Letter, contains a correct and complete list as of the date of this Agreement of: (i) each outstanding option to purchase shares of Company Common Stock issued under the 2001 Plan, the Director Plan, and the 1993 Plan (collectively, the "COMPANY STOCK OPTION PLANS" and the options granted thereunder are collectively, the "COMPANY STOCK OPTIONS"), including the holder, date of grant, term, acceleration of vesting or exercisability, if any, exercise price and number of shares of Company Common Stock subject thereto; and (ii) each outstanding warrant to purchase shares of Company Common Stock (collectively, the "COMPANY WARRANTS"), including the holder, date of grant, term, acceleration of vesting or exercisability, if any, exercise price, and number of shares of Company Common stock subject thereto. Except as set forth on
    Section 3.2(b) of the Company Letter, there are no options, warrants, calls, rights or agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right or agreement.

        (c) Except as set forth in Section 3.2(c) of the Company Letter, there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Company Common Stock or any capital stock of or any equity interests in the Company or any Subsidiary. Each outstanding share of capital stock of each Subsidiary of the Company is duly authorized, validly issued, fully paid and nonassessable and, except as disclosed in the Company SEC Documents (defined below) filed prior to the date of this Agreement, each such share is owned by the Company or another Subsidiary of the Company, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever. The Company does not have any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.

        (d) Except as set forth on Section 3.2(d) of the Company Letter, as of the date hereof, neither the Company nor any of its Subsidiaries is party to or bound by (i) any agreement or commitment pursuant to which the Company or any Subsidiary of the Company is or could be required to register any securities under the Securities Act or (ii) any debt agreements or instruments which grant any rights to vote (contingent or otherwise) on matters on which shareholders of the Company may vote.

        (e) Section 3.2(e) of the Company Letter contains a correct and complete list as of the date of this Agreement of each of the Company's Subsidiaries.

        (f) Section 3.2(f) of the Company Letter contains a correct and complete list as of the date of this Agreement of each entity in which the Company owns an equity interest (other than a Subsidiary), including the number of outstanding shares of the stock of each such entity, the percentage interest represented by the Company's ownership in the entity, and the date of acquisition of the ownership interest in any such entity.

    SECTION 3.3 AUTHORITY. On or prior to the date of this Agreement, the Board of Directors of the Company has unanimously declared the Merger advisable and fair to and in the best interest of the Company and its shareholders, approved and adopted this Agreement and the Plan of Merger in accordance with the NJBCA, resolved to recommend the adoption of this Agreement by the Company's shareholders and directed that this Agreement and the Plan of Merger be submitted to the Company's shareholders for adoption. The Company has all requisite corporate power and authority to enter into this Agreement and the Stock Option Agreement, to consummate the transactions contemplated by the Stock Option Agreement and, subject, in the case of the consummation of the Merger, to approval and adoption by the shareholders of the Company of this Agreement, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Stock Option Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, subject, in the case of this Agreement, to (i) approval and adoption of this Agreement by the shareholders of the Company and (ii) the filing of the Certificate of Merger as required by the NJBCA. This Agreement and the Stock Option Agreement have been duly executed and delivered by the Company and (assuming the valid authorization, execution and delivery of this Agreement by Parent and Sub and the Stock Option Agreement by Parent and the validity and binding effect of the Agreement on Parent and Sub and the Stock Option Agreement on Parent) constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The filing of the Proxy Statement with the SEC and the issuance of up to 19.9% of the issued and outstanding shares of Company Common Stock pursuant to the Stock Option Agreement have been duly authorized by the Company's Board of Directors.

    SECTION 3.4 CONSENTS AND APPROVALS; NO VIOLATION. Assuming that all consents, approvals, authorizations and other actions described in this
Section 3.4 have been obtained and all filings and obligations described in this
Section 3.4 have been made, the execution and delivery of this Agreement and the Stock Option Agreement do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation or result in the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, any provision of (a) the Certificate of Incorporation of the Company (as amended from time to time, the "COMPANY CHARTER") or the By-laws of the Company, (b) any provision of the comparable charter or organization documents of any of the Company's Subsidiaries, (c) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its Subsidiaries or (d) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (b), (c) or (d), any such violations, defaults, rights, losses, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or under the Stock Option Agreement or prevent the consummation of any of the transactions contemplated hereby or thereby. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the Stock Option Agreement by the Company or is necessary for the consummation of the Merger and the other transactions contemplated by this Agreement or the Stock Option Agreement, except for (i) in connection, or in compliance, with the provisions of the HSR Act, the Securities Act and the Exchange Act, (ii) the filing of Certificate of Merger with the Secretary of State of the State of New Jersey and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business, (iii) such filings and consents as may be required under any environmental, health or safety law or regulation pertaining to any notification, disclosure or required approval triggered by the Merger or by the transactions contemplated by this Agreement or the Stock Option Agreement, (iv) such filings, authorizations, orders and approvals as may be required to obtain the State Takeover Approvals,
(v) applicable requirements, if any, of Blue Sky Laws or the Nasdaq National Market, (vi) as may be required under foreign laws and (vii) such other consents, orders, authorizations, registrations, declarations, approvals and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or under the Stock Option Agreement or prevent the consummation of any of the transactions contemplated hereby or thereby.

    SECTION 3.5 SEC DOCUMENTS AND OTHER REPORTS. The Company has filed all required documents with the SEC since December 31, 1996 (the "COMPANY SEC DOCUMENTS"). Except as set forth in Section 3.5 of the Company Letter, as of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of the Company included in the Company SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of

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the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles (except, in the case of the unaudited statements, to the extent permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein). Except as disclosed in Section 3.5 of the Company Letter or in the Company SEC Documents or as required by generally accepted accounting principles, the Company has not, since December 31, 1996, made any change in the accounting practices or policies applied in the preparation of financial statements.

    SECTION 3.6 REGISTRATION STATEMENT AND PROXY STATEMENT. None of the information to be supplied by the Company for inclusion or incorporation by reference in the Registration Statement or the Proxy Statement will (a) in the case of the Registration Statement, at the time it becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (b) in the case of the Proxy Statement, at the time of the mailing of the Proxy Statement, at the time of the Shareholder Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to the Company, its officers and directors or any of its Subsidiaries shall occur which is required to be described in the Proxy Statement or the Registration Statement, such event shall be so described, and an appropriate amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the shareholders of the Company. The Registration Statement will comply (with respect to the Company) as to form in all material respects with the provisions of the Securities Act, and the Proxy Statement will comply (with respect to the Company) as to form in all material respects with the provisions of the Exchange Act.

    SECTION 3.7  ABSENCE OF CERTAIN CHANGES OR EVENTS.  Except as set forth in
Section 3.7 of the Company Letter or as disclosed in the Company SEC Documents filed with the SEC prior to the date of this Agreement, since June 30, 2001 (but excluding items disclosed under the heading "Certain Factors" in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2001, as filed with the SEC and similar disclosures elsewhere in the Company SEC Documents filed prior to the date hereof (collectively, the "RISK FACTOR DISCLOSURES")),
(a) the Company and its Subsidiaries have not incurred any liability or obligation (indirect, direct or contingent), or entered into any oral or written agreement or other transaction, that is not in the ordinary course of business or that would result in a Material Adverse Effect on the Company, (b) the Company and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had a Material Adverse Effect on the Company, (c) there has been no change in the capital stock of the Company except for the issuance of shares of the Company Common Stock pursuant to Company Stock Options, the 1987 Plan or the 1994 Employee Stock Purchase Plan, and no dividend or distribution of any kind declared, paid or made by the Company on any class of its stock, (d) there has not been (i) any adoption of a new Company Plan (as hereinafter defined), (ii) any amendment to a Company Plan materially increasing benefits thereunder, (iii) any granting by the Company or any of its Subsidiaries to any executive officer or other key employee of the Company or any of its Subsidiaries of any increase in compensation, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the Company SEC Documents, (iv) any granting by the Company or any of its Subsidiaries to any such executive officer or other key employee of any increase in severance or termination agreements in effect as of the date of the most recent audited financial statements included in the Company SEC

                                      A-12
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Documents or (v) any entry by the Company or any of its Subsidiaries into any employment, severance or termination agreement with any such executive officer or other key employee, (e) there has not been any material changes in the amount or terms of the indebtedness of the Company and its Subsidiaries from that described in the 2000 Company Annual Report (excluding the Risk Factor Disclosures), and (f) there has been no event causing a Material Adverse Effect on the Company, nor any development that would, individually or in the aggregate, result in a Material Adverse Effect on the Company.

    SECTION 3.8 PERMITS AND COMPLIANCE. Each of the Company and its Subsidiaries is and at all times has been in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "COMPANY PERMITS"), except where the failure to have any of the Company Permits would not, individually or in the aggregate, have a Material Adverse Effect on the Company, and no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company (as hereinafter defined), threatened, except where the suspension or cancellation of any of the Company Permits would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is or has been in violation of (a) its charter, by-laws or other organizational documents,
(b) any applicable law, ordinance, administrative, or governmental rule or regulation, including any consumer protection, equal opportunity, customs, export control, foreign trade, foreign corrupt practices (including the Foreign Corrupt Practices Act), patient confidentiality, health, health care industry regulation and third-party reimbursement laws including under any Federal Health Care Program (as defined in Section 1128B(f) of the U.S. Federal Social Security Act (together with all regulations promulgated thereunder, the "SSA")), (c) any order, decree or judgment of any Governmental Entity having jurisdiction over the Company or any of its Subsidiaries or (d) any Company Permits, except, in the case of clauses (a), (b), (c) and (d) for any violations that, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Without limiting the foregoing, the Company is in compliance, in all material respects, with all current applicable statutes, rules, regulations, standards, guidelines, policies or orders administered or issued by the United States Food and Drug Administration (the "FDA") or comparable foreign Governmental Entity, including, but not limited to, FDA's Quality System Regulation, 21 CFR Part 820; the Company does not have knowledge of any facts which furnish any reasonable basis for any Form FDA-483 observations or regulatory or warning letters from the FDA, Section 305 notices, or other similar communications from the FDA or comparable foreign entity; and since March 13, 1997, there have been no recalls, field notifications, alerts or seizures requested or threatened relating to the Company's products, except set forth in Section 3.8 of the Company Letter. The Company's products, where required, are being marketed under valid 510(k) pre-market notifications cleared by FDA under Section 510(k) of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. Section 360(k), and 21 C.F.R.
Part 807, Subpart E ("510(K)S") or pre-market approval applications approved by the FDA in accordance with 21 U.S.C. Section 360e and 21 C.F.R. Part 814 ("PMAS"). All 510(k)s and/or PMAs for the Company's products are exclusively owned by the Company, and there is no reason to believe that FDA is considering limiting, suspending, or revoking any such 510(k)s or PMAs or changing the marketing classification or labeling of any such products. To the Knowledge of the Company, there is no false information or significant omission in any product application or product-related submission to the FDA or comparable foreign Governmental Entity. The Company has obtained all necessary regulatory approvals from any foreign regulatory agencies related to the products distributed and sold by the Company. Neither the Company nor any Subsidiary, nor the officers, directors, managing employees or agents (as those terms are defined in 42 C.F.R. Section1001.1001) of the Company or any Subsidiary:
(i) have engaged in any activities which are prohibited under, or are cause for civil penalties or mandatory or permissive exclusion from, any Federal Health Care Program under Sections 1128, 1128A, 1128B, or 1877 of SSA or related state or local statutes, including knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind in return for, or to induce, the purchase, lease, or order, or the arranging for or recommending of the purchase, lease or order, of any item or service for which payment may be made in whole or in part under any such program; (ii) have had a civil monetary penalty assessed against them under Section 1128A of SSA;
(iii) have been excluded from participation under any Federal Health Care Program; or (iv) have been convicted (as defined in 42 C.F.R. Section 1001.2) of any of the categories of offenses described in Sections 1128(a) or 1128(b)(1),
(b)(2), or (b)(3) of SSA. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement (excluding the Risk Factor Disclosures), there are no contracts or agreements of the Company or its Subsidiaries having terms or conditions which would have a Material Adverse Effect on the Company or having covenants not to compete that materially impair the ability of the Company to conduct its business as currently conducted or would reasonably be expected to materially impair Parent's ability to conduct its businesses. Except as set forth in the Company SEC Documents filed prior to the date of this Agreement (excluding the Risk Factor Disclosures), no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists or, upon the consummation by the Company of the transactions contemplated by this Agreement or the Stock Option Agreement, will exist under any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, contractual license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any such Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Subsidiary is subject, other than any defaults that, individually or in the aggregate, would not have a Material Adverse Effect on the Company. "KNOWLEDGE OF THE COMPANY" means the actual knowledge of the officers and directors listed on Section 3.8 of the Company Letter.

    SECTION 3.9 TAX MATTERS. Except as otherwise set forth in Section 3.9 of the Company Letter, (a) the Company and each of its Subsidiaries have timely filed (taking account of extensions to file that have been properly obtained) all material Tax Returns (as hereinafter defined) required to have been filed by it, and such Tax Returns are correct and complete in all material respects;
(b) the Company and each of its Subsidiaries have timely paid (taking account of extensions to pay that have been properly obtained) all Taxes (as hereinafter defined) required to be paid by it that are material (either individually or in the aggregate) and that have been due, will timely pay all Taxes required to be paid by it that are material (either individually or in the aggregate) and that will be due on or prior to the Effective Time, and the Company has established in accordance with Generally Accepted Accounting Principles an adequate reserve for the payment of Taxes that are not yet due or payable; (c) the Company and each of its Subsidiaries have complied in all material respects with all rules and regulations relating to the withholding of Taxes and the remittance of withheld Taxes; (d) neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of its Taxes, which remains open; (e) no federal, state, local, or foreign audits or administrative proceedings, of which the Company or its Subsidiaries has notice, are pending with regard to any material Taxes or material Tax Returns of the Company or its Subsidiaries and none of them has received a notice of any proposed audit or proceeding from the Internal Revenue Service ("IRS") or any other taxing authority; (f) no issues that have been raised by the relevant taxing authority in connection with the examination of Tax Returns required to have been filed by or with respect to the Company and each of its Subsidiaries are currently pending; (g) all deficiencies asserted or assessments made as a result of any examination of such Tax Returns by any taxing authority have been paid in full; (h) neither the Company nor any of its Subsidiaries has engaged in any transaction that would constitute a "tax shelter" within the meaning of Section 6111 or 6662 of the Code; (i) neither the Company nor any of its Subsidiaries has submitted a request for a ruling to the IRS or a State tax authority; (j) neither the Company nor any of its subsidiaries has made or rescinded any express or deemed election relating to Taxes since March 31, 1997, that is not reflected in any Tax Return;
(k) neither the Company nor any of its Subsidiaries has changed any of its methods of reporting income or deductions for Tax purposes from those employed

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in the preparation of its Tax Returns for the year ending March 31, 1997;
(l) neither Company nor any of its Subsidiaries has been a member of an affiliated group of corporations (within the meaning of Section 1504(a)) filing a consolidated federal income tax return (or a group of corporations filing a consolidated, combined, or unitary income tax return under comparable provisions of state, local, or foreign tax law) for any taxable period, other than a group the common parent of which is Company; (m) neither Company nor any of its Subsidiaries has any obligation under any agreement or arrangement with any other person with respect to material Taxes of such other person (including pursuant to Treasury Regulations Section 1.1502-6 or comparable provision of state, local or foreign tax law) including any liability for Taxes of any predecessor entity; (n) to the Knowledge of the Company, there are no facts that would prevent the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code; (o) there is currently no limitation on the utilization of net operating losses, capital losses, built-in losses, tax credits or similar items of the Company and its subsidiaries under Sections 269, 382, 383, 384 or 1502 of the Code and the Treasury Regulations thereunder (and comparable provisions of state, local or foreign law); (p) no foreign subsidiary of the Company is, or at any time has been, a passive foreign investment company within the meaning of Section 1297 of the Code, neither the Company nor any Subsidiary is a shareholder, directly or indirectly, in a passive foreign investment company, and no foreign subsidiary of the Company that is not a United States person (x) is, or at any time has been, engaged in the conduct of a trade or business within the United States or treated as or considered to be so engaged and (y) has, or at any time has had, an investment in "United States property" within the meaning of Section 956(c) of the Code; neither the Company nor any Subsidiary is, or at any time has been, subject to (A) the dual consolidated loss provisions of the Section 1503(d) of the Code, (B) the overall foreign loss provisions of Section 904(f) of the Code or (iii) the recharacterization provisions of Section 952(c)(2) of the Code; (q) no claim has been made by any taxing authority in any jurisdiction where the Company or any of its subsidiaries does not file Tax Returns that it is or may be subject to Tax by that jurisdiction; (r) the Company Letter sets forth all foreign jurisdictions in which the Company or any of its subsidiaries is subject to Tax, is engaged in business or has a permanent establishment; (s) no income will be recognized by the Company or any of its Subsidiaries as a result of the Merger;
(t) the Company and each of its subsidiaries have timely filed all Tax Returns relating to sales taxes that they were required to file and have paid all sales taxes that have become due; (u) the Company has furnished to Parent true and complete copies of all Tax Returns for all periods, the statute of limitations for the assessment of Tax with respect to which has not expired, (v) neither the Company nor any of its Subsidiaries is a party to any agreement, contract, arrangement, or plan that has resulted or would result, individually or in the aggregate, in connection with this Agreement or any change of control of the Company or any of its Subsidiaries, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code; and (w) the Company has not made any payments, and is not party to an agreement that could require it to make any payments (including any deemed payment of compensation upon exercise of any option), that would not be fully deductible by reason of
Section 162(m) of the Code. For purposes of this Agreement: (i) "TAXES" means any federal, state, local, foreign or provincial income, gross receipts, property, sales, use, license, franchise, employment, payroll, withholding, alternative or added minimum, ad valorem, value-added, transfer, excise, capital, or net worth tax, or other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest thereon or penalty imposed with respect thereto by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined, or any other basis, and shall include any transferee or secondary liability in respect of any tax (whether imposed by law, contractual agreement, or otherwise), and
(ii) "TAX RETURN" means any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including any information return, claim for refund, amended return or declaration of estimated Tax.

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    SECTION 3.10  ACTIONS AND PROCEEDINGS.  Except as set forth in the Company
SEC Documents filed prior to the date of this Agreement, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving the Company or any of its Subsidiaries, Company Plans or ERISA Affiliates, or against or involving any of the present or former directors, officers, employees, consultants, agents or shareholders of the Company or any of its Subsidiaries, as such, any of its or their properties, assets or business or any Company Plan (as hereinafter defined) that, individually or in the aggregate, would have a Material Adverse Effect on the Company or materially impair the ability of the Company to perform its obligations hereunder or under the Stock Option Agreement. Except as set forth in Section 3.10 of the Company Letter, there are no actions, suits or claims or legal, administrative or arbitrative proceedings or investigations (including claims for workers' compensation) pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries, Company Plans or ERISA Affiliates, or any of its or their present or former directors, officers, employees, consultants, agents or shareholders, as such, or any of the Company or the Subsidiaries properties, assets or business or any Company Plan that, individually or in the aggregate, would have a Material Adverse Effect on the Company or materially impair the ability of the Company to perform its obligations hereunder or under the Stock Option Agreement. There are no actions, suits, labor disputes or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, Company Plans or ERISA Affiliates, or any of its or their present or former officers, directors, employees, consultants, agents or shareholders, as such, or any of its or their properties, assets or business relating to the transactions contemplated by this Agreement and the Stock Option Agreement.

    SECTION 3.11  CERTAIN AGREEMENTS.

        (a) Except as set forth in Section 3.11(a) of the Company Letter, neither the Company nor any of its Subsidiaries is a party to any oral or written agreement or plan relating to the compensation or employment of employees of the Company or its Subsidiaries, including any employment agreement, confidentiality agreement, arbitration agreement, expatriate agreement, severance agreement, stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, pension plan (as defined in Section 3(2) of ERISA) or welfare plan (as defined in Section 3(1) of ERISA) (collectively the "COMPENSATION AGREEMENTS"), any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the Stock Option Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the Stock Option Agreement. No holder of any option to purchase shares of Company Common Stock, or shares of Company Common Stock granted in connection with the performance of services for the Company or its Subsidiaries, is or will be entitled to receive cash from the Company or any Subsidiary in lieu of or in exchange for such option or shares as a result of the transactions contemplated by this Agreement or the Stock Option Agreement except as provided in Section 5.7. Section 3.11(a) of the Company Letter sets forth (i) for each officer, director, employee, consultant, agent, or shareholder who is a party to, or will receive benefits under, any Compensation Agreement as a result of the transactions contemplated herein, the total amount that each such person may receive, or is eligible to receive, assuming that the transactions contemplated by this Agreement are consummated on the date hereof, and (ii) the total amount of indebtedness owed to the Company or its Subsidiaries from each officer, director, employee, consultant, agent, or shareholder of the Company and its Subsidiaries. Each officer, director, employee, consultant, agent, or shareholder of the Company or any Subsidiary with access to confidential or proprietary information of the Company or any Subsidiary has executed a legally binding agreement obligating such employee or consultant to hold confidential such proprietary information. To the Knowledge of the Company, no officer, director, employee, consultant, agent, or shareholder of the Company or any of Subsidiary is in violation of any term of any Compensation Agreement, employment contract, confidentiality or non-disclosure agreement or any other contract, agreement, commitment or understanding relating to the relationship of such employee, consultant or agent with the Company, any Subsidiary, or any other party.

        (b) Set forth in Section 3.11(b) of the Company Letter is a list of all contracts that involve payments by the Company of more than $1,000,000 or are otherwise material to the business of the Company and its Subsidiaries taken as a whole (whether oral or written), including all distribution contracts, sole-source supply contracts, national accounts contracts, any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any material lease, contractual license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any such Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Subsidiary is subject (collectively, "SIGNIFICANT CONTRACTS"). Prior to the date hereof, the Company has provided true and complete copies of all such contracts to Parent.

        (c) Except as set forth on Section 3.11(c) of the Company Letter, each Significant Contract is a legal, valid and binding agreement of the Company or its Subsidiaries, neither the Company nor any of its Subsidiaries (or to the Knowledge of the Company, any other party thereto) is in default under any Significant Contract, and none of such Significant Contracts has been canceled by the other party thereto; each Significant Contract is in full force and effect and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default, event of default or other breach by the Company or any Subsidiary party thereto which would entitle the other party to such Significant Contract to terminate the same or declare a default or event of default thereunder; the Company and the Subsidiaries are not in receipt of any claim of default under any such agreement; in each instance, except where it would not have a Material Adverse Effect on the Company.

    SECTION 3.12  ERISA

        (a) Each Company Plan is listed in Section 3.12(a) of the Company Letter. With respect to each Company Plan, the Company has delivered to Parent a true and correct copy of (i) the three most recent annual reports (Form 5500) filed with the appropriate agency, to the extent required by the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA"), (ii) each such Company Plan that has been reduced to writing and all amendments thereto,
    (iii) each trust agreement, insurance contract or administration agreement relating to each such Company Plan that is funded and the latest financial statements thereof, (iv) a written summary of each unwritten Company Plan,
    (v) the most recent summary plan description or other written explanation of each Company Plan provided to participants, (vi) the three most recent actuarial reports or valuations relating to a Company Plan subject to Title IV of ERISA, and the most recent report prepared with respect thereto in accordance with Statement of Financial Accounting Standards No. 35,
    (vii) the most recent determination letter and request therefore, if any, issued by the IRS with respect to any Company Plan intended to be qualified under section 401(a) of the Code, (viii) any request for a determination currently pending before the IRS including all correspondence related thereto, (ix) all correspondence with the IRS, the Department of Labor, the SEC or Pension Benefit Guaranty Corporation relating to any outstanding controversy, (x) all forms and certificate samples used to comply with Sections 4980B, 9801 and 9802 of the Code, (xi) the amounts of accrued benefits under any unfunded Company Plan that defers the receipt of income, and (xii) all official filings, plan documents, and computations related to COMPANY FOREIGN BENEFIT PLAN (AS DEFINED IN SECTION 3.12(E)). Except as would not have a Material Adverse Effect on the Company, each Company Plan and the administration thereof complies, and has at all times complied, in all

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    respects with ERISA, the Code and all other applicable statutes and governmental rules and regulations. Except as set forth in Section 3.12(a) of the Company Letter, no "reportable event" (within the meaning of Section 4043 of ERISA) has occurred with respect to any Company Plan for which the 30-day notice requirement has not been waived and no transaction prohibited by Section 406 of ERISA and no "prohibited transaction" under
    Section 4975(c) of the Code has occurred with respect to any Company Plan. Neither the Company nor any of its Subsidiaries or ERISA Affiliates (as hereinafter defined) has withdrawn from any Company Multiemployer Plan (as hereinafter defined) and would not incur any withdrawal liability if it withdrew from all Company Multiemployer Plans on the date of this Agreement. No action has been taken, or is currently being considered, to terminate or withdraw from any Company Plan subject to Title IV of ERISA and there is no reason to believe the Pension Benefit Guaranty Corporation would initiate the termination of any such Plan. No Company Plan, nor any trust created thereunder, has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived. All contributions to Company Plans that were required to be made under such Plans will have been made as of the Closing Date, and all benefits accrued under any unfunded Company Plan will have been paid, accrued or otherwise adequately reserved in accordance with GAAP, as of such date, and the Company and its ERISA Affiliates will have performed by the Closing all material obligations required to be performed as of such date under all Company Plans. None of the Company any of its Subsidiaries or ERISA Affiliates has any commitment or formal plan, whether legally binding or not, to create any additional employee benefit plan or modify or change any existing Company Plan that would affect any employee or former employee of the Company or any of its Subsidiaries or ERISA Affiliates. No person who is not an employee or former employee or the surviving spouse, beneficiary or dependent of such an employee or former employee of the Company or any Subsidiary or ERISA Affiliate is entitled to benefits under any Company Plan.

        (b) Except as listed in Section 3.12(b) of the Company Letter, with respect to the Company Plans, no event has occurred and there exists no condition or set of circumstances in connection with which the Company or any Subsidiary or ERISA Affiliate or Company Plan fiduciary could be subject to any liability under the terms of such Company Plans, ERISA, the Code or any other applicable law which would have a Material Adverse Effect on the Company. All Company Plans that are intended to be qualified under
    Section 401(a) of the Code have been determined by the IRS to be so qualified, or a timely application for such determination is now pending, and nothing has occurred with respect to the operation of such Company Plans which could cause the loss of such qualification or the imposition of any liability, penalty or tax under ERISA or the Code. Neither the Company nor any of its Subsidiaries or ERISA Affiliates has been notified by any Company Multiemployer Plan that such Company Multiemployer Plan is currently in reorganization or insolvency under and within the meaning of Section 4241 or 4245 of ERISA or that such Company Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA. No event has occurred and there exists no condition or set of circumstances that would result in a material increase in the contributions required to be made to any Company Multiemployer Plan by the Company or any Subsidiary or ERISA Affiliate. Except as disclosed in Section 3.12(b) of the Company Letter, neither the Company nor any of its Subsidiaries or ERISA Affiliates has any liability or obligation under any welfare plan to provide benefits after termination of employment to any employee or dependent other than as required by
    Section 4980B of the Code. The Company and all ERISA Affiliates have at all times complied with the notice and continuation requirements of Code
    Section 4980B and ERISA Section 601. Neither the Company nor any ERISA Affiliate has incurred any liability for any tax imposed under Section 4971 through 4980B of the Code or civil liability under Section 502(i) or (1) of ERISA.

        (c) As used herein, (i) "COMPANY PLAN" means a "pension plan" (as defined in Section 3(2) of ERISA (other than a Company Multiemployer Plan)), a "welfare plan" (as defined in

    Section 3(1) of ERISA), or any other written or oral bonus, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, restricted stock, stock appreciation right, holiday pay, vacation, severance, time off, termination, employment, medical, dental, vision, disability, death benefit, sick leave, fringe benefit, personnel policy, insurance or other plan, arrangement or understanding, or any plan or policy required under federal, state, local, or foreign law, in each case established, maintained or contributed to by the Company or any of its Subsidiaries or ERISA Affiliates or as to which the Company or any of its Subsidiaries or ERISA Affiliates has contributed or otherwise may have any liability, (ii) "COMPANY MULTIEMPLOYER PLAN" means a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) to which the Company or any of its Subsidiaries or ERISA Affiliates is or has been obligated to contribute or otherwise may have any liability, and
    (iii) "ERISA AFFILIATE" means any trade or business (whether or not incorporated) which would be considered a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code and the regulations promulgated under those sections or pursuant to Section 4001(b) of ERISA and the regulations promulgated thereunder.

        (d) Section 3.12(d) of the Company Letter contains a list of all
    (i) severance and employment agreements with employees of the Company and each Subsidiary and ERISA Affiliate, (ii) severance programs and policies of the Company and each Subsidiary and ERISA Affiliate with or relating to its employees and (iii) plans, programs, agreements and other arrangements of the Company and each Subsidiary and ERISA Affiliate with or relating to its employees containing change of control or similar provisions.

        (e) Except as set forth in Section 3.12(e) of the Company Letter, with respect to each Company Plan not subject to United States law (a "COMPANY FOREIGN BENEFIT PLAN"), except as would not have a Material Adverse Effect on the Company, (i) the fair market value of the assets of each funded Company Foreign Benefit Plan, the liability of each insurer for any Company Foreign Benefit Plan funded through insurance or the reserve shown on the Company's consolidated financial statements for any unfunded Company Foreign Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the projected benefit obligations, as of the Effective Time, with respect to all current and former participants in such plan according reasonable, country specific actuarial assumptions and valuations and no transaction contemplated by this Agreement shall cause such assets or insurance obligations or book reserve to be less than such projected benefit obligations; and (ii) each Company Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with the appropriate regulatory authorities. No action has been taken, or is currently being considered, to terminate or withdraw from any Company Foreign Benefit Plan.

    SECTION 3.13 COMPLIANCE WITH WORKER SAFETY LAWS The properties, assets and operations of the Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety (collectively, "WORKER SAFETY LAWS"), except for any violations that, individually or in the aggregate, would not require expenditures exceeding $100,000. With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its Subsidiaries that may interfere with or prevent compliance or continued compliance with applicable Worker Safety Laws, other than any such interference or prevention as would not, individually or in the aggregate with any such other interference or prevention, require expenditures exceeding $100,000.

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    SECTION 3.14  LIABILITIES; PRODUCTS.

        (a) Except as fully reflected or reserved against in the financial statements included in the 2000 Company Annual Report, or disclosed in the footnotes thereto and as disclosed in Section 3.14(a) of the Company Letter, the Company and its Subsidiaries had no liabilities (including Tax liabilities) at the date of such financial statements, absolute or contingent, other than liabilities that, individually or in the aggregate, would not have a Material Adverse Effect on the Company, and had no liabilities (including Tax liabilities) that were not incurred in the ordinary course of business. As of the date hereof, the Company had less than $5,500,000 of indebtedness for borrowed money.

        (b) Since December 31, 1996, neither the Company nor any Subsidiary has received a claim for or based upon breach of product or service warranty or guaranty or similar claim (other than warranty or guaranty claims in the ordinary course of business not material in amount or significance), strict liability in tort, negligent design of product, negligent provision of services or any other allegation of liability, including or arising from the materials, design, testing, manufacture, packaging, labeling (including instructions for use), or sale of its products or from the provision of services; and, to the Knowledge of the Company, there is no basis for any such claim which, if asserted, would likely have a Material Adverse Effect on the Company.

        (c) The Company has provided in Section 3.14(c) of the Company Letter a schedule of products in development and planned introductions. The Company reasonably expects the goals set forth therein to be achieved in all material respects, except for such deviations as would not have a Material Adverse Effect on the Company. The product and service engineering, development, manufacturing and quality control processes which have been and are being followed by the Company are reasonably designed to produce products and services which (i) are consistent with the claims made about them in the Company's sales brochures and other statements made about them by or on behalf of the Company, (ii) otherwise meet the reasonable expectations of customers, (iii) comply with applicable regulatory requirements and (iv) avoid claims of the type described in
    Section 3.14(b).

        (d) Neither the Company nor any of its Subsidiaries has made any sales to customers that are contingent upon (i) providing future enhancements of existing products, (ii) adding features not currently available on existing products or (iii) otherwise enhancing the performance of existing products (other than beta or similar arrangements pursuant to which customers of the Company or any of its Subsidiaries from time to time test or evaluate products).

    SECTION 3.15  LABOR MATTERS.

        (a) Company has previously delivered to Parent true, complete and current copies of each collective bargaining agreement to which Company or any Subsidiary is a party, as well as any similar such agreement or works council documents related to the employment of Company Business Personnel outside of the United States. The Company and each Subsidiary has complied with all obligations under any national law or agreement requiring information, consultation, or participation or other communications or negotiation with employees or their representative regarding this transaction. Except as listed in Section 3.15(a) of the Company Letter, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or labor contract, nor are they under any current obligation to bargain with any bargaining agent on behalf of any of the employees working in or for the Company or any Subsidiary, nor has there been any attempt or threatened attempt to organize such employees, nor does any question concerning representation exist concerning such employees. Neither the Company nor any of its Subsidiaries has engaged in any unfair labor practice with respect to any persons employed by or otherwise performing services primarily for the Company or any of its Subsidiaries (the "COMPANY BUSINESS PERSONNEL"). There is no labor strike, dispute, slowdown, stoppage, or lockout actually pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries and during the past five years there has not been any such action. Without limiting the generality of foregoing, except as identified in Section 3.15(a) of the Company Letter: (A) no unfair labor practice charges or complaints have been filed against the Company or any of its Subsidiaries with any Governmental Entity, of which the Company or any of its Subsidiaries has received written notice; (B) neither the Company nor any of its Subsidiaries have received any written notice or communication reflecting an intention or threat to file any such charge or complaint;
    (C) no person has made any claim or charge or threatened any claim or charge against the Company or any of its Subsidiaries under any statute, regulation or ordinance relating to discrimination with respect to employees or employment practices; (D) no claim or charge is pending or threatened against the Company or any of its Subsidiaries in connection with the Fair Labor Standards Act, Title VII of the Civil Rights Act, the Americans with Disabilities Act, the Occupational Safety and Health Act or similar federal, state or local laws; (E) there is no grievance arising out of any collective bargaining agreement or other grievance procedure; (F) there are no written personnel policies, rules or procedures applicable to employees of the Company or any of its Subsidiaries, other than those listed in
    Section 3.15(a) of the Company Letter, correct copies of which have heretofore been delivered to Parent; and (G) neither the Company nor any of its Subsidiaries has received notice of the intent of any federal, state, local or foreign Governmental Entity responsible for the enforcement of labor or employment laws to conduct an investigation with respect to or relating to the Company or any of its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress.

        (b) Except as set forth in Section 3.15(b) of the Company Letter,
    (i) the Company and its Subsidiaries have not incurred any liability under, and have complied in all respects with, the Workers Adjustment Retraining Notification Act, as amended, and any rules or regulations promulgated thereunder (the "WARN ACT"), as well as any similar state, local, or foreign law pertaining to notice or severance when employees are terminated, and no fact or event exists that would reasonably be expected to give rise to liability under such law; (ii) no compensation paid or payable to any employee of the Company or any of its Subsidiaries has been or will be nondeductible by reason of application of Section 162(m) of the Code; and
    (iii) neither the Company nor any of its Subsidiaries has any obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985 with respect to any former employees or their related qualifying beneficiaries.

        (c) The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to the employment of Company Business Personnel and individuals the Company or its Subsidiaries have classified as agents, consultants, or independent contractors, including, but not limited to all federal, state, local and foreign laws relating to wages (including the proper classification of represented and non-represented employees), working conditions, leave, unemployment insurance, workers' compensation, disability, discrimination, recordkeeping, and the withholding of payroll taxes.

        (d) No employee, consultant or agent of the Company or any of its Subsidiaries is in violation of any term of any employment contract, collective bargaining agreement, confidentiality or non-disclosure agreement or any other contract, agreement, commitment or understanding relating to the relationship of such employee, consultant or agent with the Company or any of its Subsidiaries or any other party.

        (e) As of the date hereof, except as set forth in Section 3.15(e) of the Company Letter, neither the Company nor any Subsidiary has knowledge that any officer or key employee intends to terminate employment with the Company or any Subsidiary. The Company will notify Parent promptly if it gains such knowledge between the date hereof and the Effective Time.

    SECTION 3.16 INTELLECTUAL PROPERTY. "COMPANY INTELLECTUAL PROPERTY" means all United States and foreign trademarks, trademark registrations, trademark rights and renewals thereof, trade names, trade name rights, trade dress, patents, patent rights, patent applications, industrial models, inventions, invention disclosures, author's rights, designs, utility models, inventor rights, software, copyrights, copyright registrations and renewals thereof, servicemarks, servicemark registrations and renewals thereof, servicemark rights, trade secrets, applications for trademark and servicemark registrations, know-how, data, confidential information and other proprietary rights, and any data and information of any nature or form used or held for use in connection with the businesses of the Company and/or its Subsidiaries as currently conducted or as currently contemplated by the Company, together with all applications currently pending or in process for any of the foregoing.

        (a) The Company and its Subsidiaries own, or possess adequate licenses or other valid rights to use (including the right to sublicense to customers, suppliers or others as needed), all of the Company Intellectual Property that is necessary or appropriate for the conduct or contemplated conduct of the Company's or Subsidiaries' businesses. Section 3.16 of the Company Letter lists each license or other agreement pursuant to which the Company or any Subsidiary has the right to use Company Intellectual Property utilized in connection with any product of, or service provided by, the Company and its Subsidiaries, the cancellation or expiration of which would have a Material Adverse Effect on the Company (the "COMPANY LICENSES").

        (b) There are no pending, and between the date hereof and the Effective Time, there shall not be any pending or threatened interferences, re-examinations, oppositions or cancellation proceedings involving any patents or patent rights, trademarks or trademark rights, or applications therefor, of the Company or any Subsidiary, except such as may be commenced by Parent or any Subsidiary of Parent.

        (c) There is no breach or violation by the Company or by any Subsidiary under, and there is no breach or violation by any other party to, any Company License that is reasonably likely to give rise to any termination or any loss of rights thereunder.

        (d) There has been no unauthorized disclosure or use of confidential information, trade secret rights, processes and formulas, research and development results and other know-how of the Company or any Subsidiary, the value of which to the Company and its Subsidiaries is dependent upon the maintenance of the confidentiality thereof.

        (e) The conduct of the business of the Company and the Subsidiaries as currently conducted or contemplated in connection with the introduction of planned new products and services does not and will not infringe upon or conflict with, in any way, any license, trademark, trademark right, trade name, trade name right, patent, patent right, industrial model, invention, service mark, service mark right, copyright, trade secret or any other intellectual property rights of any third party.

        (f) There are no infringements of, or conflicts with, any Company Intellectual Property.

        (g) There are no pending or threatened claims or litigation contesting the validity, ownership or right to use, sell, license or dispose of the Company Intellectual Property.

        (h) The Company and its Subsidiaries have entered into agreements with employees, consultants, officers, shareholders and agents sufficient to maintain the confidentiality of the Company Intellectual Property.

        (i) Neither the Company nor any Subsidiary has licensed or otherwise permitted the use by any third party of any proprietary information or Company Intellectual Property on terms or in a manner which, individually or in the aggregate, would have a Material Adverse Effect on the Company.

    SECTION 3.17 OPINION OF FINANCIAL ADVISOR. The Company will have received the written opinion of Thomas Weisel Partners LLC, dated the date hereof to the effect that, as of the date hereof, the Merger Consideration is fair to the Company's shareholders from a financial point of view, a copy of which opinion has been delivered to Parent.

    SECTION 3.18 STATE TAKEOVER STATUTES. The Board of Directors of the Company has, to the extent such statute is applicable, taken all action (including appropriate approvals of the Board of Directors of the Company) necessary to render the provisions of Chapter 10A of the NJBCA inapplicable to the Merger, this Agreement, the Stock Option Agreement, the Shareholder Agreement, and the transactions contemplated hereby and thereby. To the Knowledge of the Company, no other state takeover statute or similar charter or bylaw provisions are is applicable to the Merger, this Agreement, the Stock Option Agreement, and the Shareholder Agreement and the transactions contemplated hereby and thereby.

    SECTION 3.19 REQUIRED VOTE OF COMPANY SHAREHOLDERS. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is required to adopt this Agreement. No other vote of the security holders of the Company is required by law, the Company Charter or the By-laws of the Company or otherwise in order for the Company to consummate the Merger and the transactions contemplated hereby and in the Stock Option Agreement.

    SECTION 3.20 REORGANIZATION. To the Knowledge of the Company, (a) neither it nor any of its Subsidiaries has taken any action or failed to take any action which action or failure would jeopardize the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code, and (b) there are no facts that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

    SECTION 3.21 ACCOUNTS RECEIVABLE. All of the accounts and notes receivable of the Company and its Subsidiaries set forth on the books and records of the Company (net of the applicable reserves reflected on the books and records of the Company and in the financial statements included in the Company SEC Documents) (a) represent sales actually made or transactions actually effected in the ordinary course of business for goods or services delivered or rendered to unaffiliated customers in bona fide arm's length transactions and
(b) constitute valid claims. With respect to the accounts receivable that existed on June 30, 2001 and arose out of the sale of scanners, 75% of the amount due with respect to each of such accounts will be collected on or before the earlier of November 30, 2001, or 5 days prior to the Effective Time (net of reserves therefor reflected on the financial statements included in the Company SEC Documents as of the date hereof) without any amendment of the contract terms and conditions (including pricing) of the applicable sales contract.

    SECTION 3.22 INVENTORIES. Except as set forth in Section 3.22 of the Company Letter, all inventories of the Company and its Subsidiaries consist of items of merchantable quality and quantity usable or saleable in the ordinary course of business, are saleable at prevailing market prices that are not less than the book value amounts thereof or the price customarily charged by the Company or the applicable Subsidiary therefor, conform to the specifications established therefor, and have been manufactured in accordance with applicable regulatory requirements, except to the extent that the failure of such inventories so to consist, be saleable, conform, or be manufactured would not have a Material Adverse Effect on the Company. Except as set forth in
Section 3.22 of the Company Letter, the quantities of all inventories, materials, and supplies of the Company and each Subsidiary (net of the obsolescence reserves therefor shown in the financial statements included in the Company SEC Documents and determined in the ordinary course of business consistent with past practice) are not obsolete, damaged, slow-moving, defective, or excessive, and are reasonable and balanced in the circumstances of the Company and its Subsidiaries, except to the extent that the failure of such inventories to be in such conditions would not have a Material Adverse Effect on the Company.

    SECTION 3.23  ENVIRONMENTAL MATTERS.

        (a) For purposes of this Agreement, the following terms shall have the following meanings: (i) "HAZARDOUS SUBSTANCES" means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials and polychlorinated biphenyls, and
    (B) any other chemicals, materials or substances capable of causing harm to human health or the environment or regulated as toxic or hazardous or as a pollutant, contaminant or waste under any applicable Environmental Law;
    (ii) "ENVIRONMENTAL LAW" means any law or regulation, past, present or future and as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, or common law, relating to pollution or protection of the environment, health or safety or natural resources, including those relating to the manufacture, use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Substances; and
    (iii) "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any applicable Environmental Law.

        (b) The Company and the Subsidiaries are and have been in compliance with all applicable Environmental Laws, have obtained all Environmental Permits and are in compliance with their requirements, and have resolved all past non-compliance with Environmental Laws and Environmental Permits without any pending, on-going or future obligation, cost or liability, except in each case for the notices set forth in Section 3.23 of the Company Letter or where such non-compliance or obligation would not, individually or in the aggregate, require expenditures exceeding $500,000.

        (c) Neither the Company nor any of its Subsidiaries has (i) placed, held, located, released, transported or disposed of any Hazardous Substances on, under, from or at any of the Company's or any of its Subsidiaries' properties or any other properties, other than in a manner that would not, in all such cases taken individually or in the aggregate, require expenditures exceeding $1,000,000, (ii) any Knowledge or reason to know of the presence of any Hazardous Substances on, under, emanating from, or at any of the Company's or any of its Subsidiaries' properties or any other property but arising from the Company's or any of its Subsidiaries' current or former properties or operations, other than in a manner that would not require expenditures exceeding $1,000,000, or (iii) any Knowledge or reason to know, nor has it received any written notice (A) of any violation of or liability under any Environmental Laws, (B) of the institution or pendency of any suit, action, claim, proceeding or investigation by any Governmental Entity or any third party in connection with any such violation or liability, (C) requiring the investigation of, response to or remediation of Hazardous Substances at or arising from any of the Company's or any of its Subsidiaries' current or former properties or operations or any other properties, (D) alleging noncompliance by the Company or any of its Subsidiaries with the terms of any Environmental Permit in any manner reasonably likely to require expenditures exceeding $500,000, or
    (E) demanding payment for response to or remediation of Hazardous Substances at or arising from any of the Company's or any of its Subsidiaries' current or former properties or operations or any other properties, except in each case for the notices set forth in Section 3.23 of the Company Letter.

        (d) No Environmental Law imposes any obligation upon the Company or any of its Subsidiaries arising out of or as a condition to any transaction contemplated by this Agreement, including any requirement to modify or to transfer any permit or license, any requirement to file any notice or other submission with any Governmental Entity, the placement of any notice, acknowledgment or covenant in any land records, or the modification of or provision of notice under any agreement, consent order or consent decree.

        (e) There are no environmental assessments or audit reports or other similar studies or analyses in the possession or control of the Company or any of its Subsidiaries relating to any real property currently or formerly owned, leased or occupied by the Company or any of its Subsidiaries.

    SECTION 3.24  SUPPLIERS AND DISTRIBUTORS.

        (a) Neither the Company nor any Subsidiary has received any notice, oral or written, or has any reason to believe that (i) any significant supplier, including without limitation any sole source supplier, will not sell raw materials, supplies, merchandise and other goods to the Company or any Subsidiary at any time after the Effective Time on terms and conditions substantially similar to those used in its current sales to the Company and its subsidiaries, subject only to general and customary price increases, unless comparable raw materials, supplies, merchandise, or other goods are readily available from other sources on comparable terms and conditions,
    (ii) any significant customer of the Company or any of its Subsidiaries intends to terminate or limit or alter its business relationship with the Company or any such Subsidiary or (iii) as of the date hereof, any individual included in Section 3.24 of the Company Letter intends to terminate or has terminated such individual's employment with the Company or any such Subsidiary.

        (b) Except as set forth in Section 3.24 of the Company Letter, neither the Company nor any Subsidiary has received any notice, oral or written, or has any reason to believe that any distributors, sales representatives, sales agents, or other third party sellers, will not sell or market the products or services of the Company or any Subsidiary at any time after the Effective Time on terms and conditions substantially similar to those used in the current sales and distribution contracts of the Company and its Subsidiaries.

        (c) Except as set forth in Section 3.24 of the Company Letter, each agreement between the Company or any of its Subsidiaries and any distributor, sales representative, sales agent or other third party who sells or markets the products or services of the Company or any of its Subsidiaries constitutes a valid and binding obligation of the parties thereto and is in full force and effect and will continue in full force and effect after the Effective Time, in each case, without breaching the terms thereof, giving rise to a right of termination thereunder or resulting in the forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or the making of any filing with, any other party. Except as set forth in Section 3.24 of the Company Letter, the Company or one of its Subsidiaries has fulfilled and performed its obligations under each such agreement, and neither the Company nor any of its Subsidiaries is in, or alleged to be in, breach or default thereunder, nor is there or is there alleged to be any basis for termination thereof, and, to the Knowledge of the Company, no other party to any such agreement has breached or defaulted thereunder or has acted or failed to act in any manner that is reasonably likely to result in criminal charges or claims for material damages being brought against the Company or any of its Subsidiaries; and except as set forth in Section 3.24 of the Company Letter, no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by the Company or any of its Subsidiaries or by any such other party.

    SECTION 3.25 INSURANCE. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by the Company or any of its Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of the Company and the Subsidiaries and their respective properties and assets, and are in character and amount similar to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, would not have a Material Adverse Effect on the Company. The Company and each Subsidiary have made any and all payments required

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to maintain such policies in full force and effect. Neither the Company nor any
Subsidiary has received notice of default under any such policy, and has not received written notice or, to the Knowledge of the Company, oral notice of any pending or threatened termination or cancellation, coverage limitation or reduction or material premium increase with respect to such policy.

    SECTION 3.26  TRANSACTIONS WITH AFFILIATES.

        (a) For purposes of this Section 3.26, the term "AFFILIATED PERSON" means (i) any record, or (to the knowledge of the Company) beneficial, holder of 2% or more of the Company Common Stock, (ii) any director, officer or senior executive of the Company or any Subsidiary, (iii) any person, firm, entity or corporation that directly or indirectly controls, is controlled by, or is under common control with, any of the Company or any Subsidiary; (iv) any member of the immediate family or any of such persons; or (v) any person, firm, entity or corporation of which the Company owns more than 5% of any class of outstanding equity securities or partnership interests.

        (b) Except as set forth in the Company SEC Reports filed with the SEC prior to the date hereof (excluding the Risk Factor Disclosures), since
    June 30, 2001, the Company and its Subsidiaries have not, in the ordinary course of business or otherwise, (i) purchased, leased or otherwise acquired any material property or assets or obtained any material services from,
    (ii) sold, leased or otherwise disposed of any material property or assets or provided any material services to (except with respect to remuneration for services rendered in the ordinary course of business as director, officer or employee of the Company or any Subsidiary), (iii) entered into or modified in any manner any contract with, or (iv) borrowed any money from, or made or forgiven any loan or other advance (other than expenses or similar advances made in the ordinary course of business) to, any Affiliated Person.

        (c) Except as set forth in the Company SEC Reports filed with the SEC prior to the date hereof (excluding the Risk Factor Disclosures), (i) the contracts of the Company and its Subsidiaries do not include any material obligation or commitment between the Company or any Subsidiary and any Affiliated Person, (ii) the assets of the Company or any Subsidiary do not include any receivable or other obligation or commitment from an Affiliated Person to the Company or any Subsidiary and (iii) the liabilities of the Company and its Subsidiaries do not include any payable or other obligation or commitment from the Company or any Subsidiary to any Affiliated Person.

        (d) To the Knowledge of the Company and except as set forth in the Company SEC Reports filed with the SEC prior to the date hereof, no Affiliated Person of any of the Company or any Subsidiary is a party to any contract with any customer or supplier of the Company or any Subsidiary that affects in any material manner the business, financial condition or results of operation of the Company or any Subsidiary.

    SECTION 3.27 ACCURACY OF INFORMATION. Neither this Agreement nor any other document provided by the Company or its Subsidiaries or any of their respective employees or agents to Parent in connection with the transactions contemplated herein contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

    SECTION 3.28  TITLE TO AND SUFFICIENCY OF ASSETS.

        (a) As of the date hereof, the Company and its Subsidiaries own, and as of the Effective Time the Company and its Subsidiaries will own, good and marketable title to all of their assets constituting personal property which is material to their business (excluding, for purposes of this sentence, assets held under leases), free and clear of any and all mortgages, liens, encumbrances, charges, claims, restrictions, pledges, security interests or impositions (collectively, "LIENS"), except as set forth in the Company SEC Documents filed with the SEC prior to the date hereof, or

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    Section 3.28 of the Company Letter. Such assets, together with all assets held by the Company and its Subsidiaries under leases, include all tangible and intangible personal property, contracts and rights necessary or required for the operation of the businesses of the Company as presently conducted.

        (b) As of the date hereof, the Company and its Subsidiaries will own, good and marketable title to all of their Real Estate which is material to such persons (excluding, for purposes of this sentence, Real Estate leases) free and clear of any and all Liens, except as set forth in the Company SEC Documents filed with the SEC prior to the date hereof or in Section 3.28 of the Company Letter or such other Liens on Real Estate which would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Such Real Estate assets, together with all Real Estate assets. All Real Estate leases held by the Company and its Subsidiaries, are adequate for the operation of the businesses of the Company as presently conducted. The leases to all Real Estate occupied by the Company and the Subsidiaries are in full force and effect and no event has occurred which with the passage of time, the giving of notice, or both, would constitute a default or event of default by the Company or any Subsidiary or, to the Knowledge of the Company, any other person who is a party signatory thereto, other than such defaults or events of default which, individually or in the aggregate, would not have a Material Adverse Effect on the Company. For purposes of this Agreement, "REAL ESTATE" means, with respect to the Company or any Subsidiary, as applicable, all of the fee, if any, or leasehold ownership right, title and interest of such person, in and to all real estate and improvement owned or leased by any such person and which is used by any such person in connection with the operation of its business.

    SECTION 3.29 BROKERS. No broker, investment banker or other person, other than Thomas Weisel Partners LLC and AmeriCal Securities, Inc., the fees and expenses of which will be paid by the Company (as reflected in an agreement between such parties and the Company, a copy of each of which has been furnished to Parent (the "BROKER AGREEMENTS")), is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement and by the Stock Option Agreement based upon arrangements made by or on behalf of the Company. The total amount of fees and expenses to be paid in connection with the transactions contemplated by this Agreement is set forth in Section 3.29 of the Company Letter. The Broker Agreements shall not be amended after the date hereof without the consent of Parent.

    SECTION 3.30 REPRESENTATIONS AND WARRANTIES WITH RESPECT TO OPERATIONS OUTSIDE OF THE UNITED STATES. If a representation and warranty relates in whole or in part to operations of the Company and its Subsidiaries in jurisdictions outside of the United States, then the interpretation thereof shall be made (to the extent appropriate) by reference to the laws and regulations of the relevant jurisdiction.

    SECTION 3.31 CODING. None of the Company, any of its Subsidiaries, or any employee of either of them has presented or caused to be presented for payment or reimbursement any claim for a procedure, item or service that is not accurate and in conformity with the American Medical Association's CURRENT PROCEDURAL TERMINOLOGY (CPT), the INTERNATIONAL CLASSIFICATION OF DISEASE, NINTH REVISION, CLINICAL MODIFICATION (ICD-9-CM), and other applicable coding systems with respect to the procedure, item or service that was provided.

    SECTION 3.32 ACTIONS BY THE BOARD OF DIRECTORS. The Company has delivered to Parent true, correct and complete copies of the minutes of all meetings of the Company's Board of Directors and actions by written consent of the Company's Board of Directors, for meetings and consents on or prior to July 2, 2001. Since July 2, 2001, the only actions taken by the Board of Directors or any committee thereof are those reflected in the draft board minutes for meetings of August 17, 2001, September 7, 2001 and September 21, 2001 included as
Exhibit 3.32 of the Company Letter.

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                                   ARTICLE IV
                   COVENANTS RELATING TO CONDUCT OF BUSINESS

    SECTION 4.1 CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER. Except as expressly permitted by clauses (a) through (q) of this Section 4.1, during the period from the date of this Agreement through the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, in all material respects carry on its business in the ordinary course of its business as currently conducted and, to the extent consistent therewith, use reasonable best efforts to preserve intact its current business organizations, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, and except as otherwise expressly contemplated by this Agreement or as set forth in the Company Letter (with specific reference to the applicable subsection below), the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent:

        (a) (i) other than dividends paid by wholly-owned Subsidiaries, declare, set aside or pay any dividends on, or make any other actual, constructive or deemed distributions in respect of, any of its capital stock, or otherwise make any payments to its shareholders in their capacity as such, (ii) other than in the case of any Subsidiary, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or
    (iii) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

        (b) issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options (including options under the Company Stock Option Plans) to acquire any such shares, voting securities, equity equivalent or convertible securities, other than (i) the issuance of shares of Company Common Stock upon the exercise of Company Stock Options outstanding on the date of this Agreement in accordance with their current terms, (ii) the issuance of shares of Company Common Stock pursuant to the Stock Option Agreement,
    (iii) shares issuable upon the exercise of warrants outstanding as of the date hereof, and (iv) pursuant to the terms set forth in Section 4.1(b) of the Company Letter;

        (c) amend the Company Charter or by-laws;

        (d) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, limited liability company, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets;

        (e) sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets, other than sales of inventory that are in the ordinary course of business consistent with past practice;

        (f) incur any indebtedness for borrowed money (other than draws under the existing credit agreement with Silicon Valley Bank for use in the ordinary course of business consistent with past practices), guarantee any such indebtedness or make any loans, advances or capital contributions to, or other investments in, any other person (except as set forth in Section 4.1(r) below), other than indebtedness, loans, advances, capital contributions and investments between the Company and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries, in each case in the ordinary course of business consistent with past practice;

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
        (g) alter (through merger, liquidation, reorganization, restructuring or in any other fashion) the corporate structure or ownership of the Company or any Subsidiary;

        (h) enter into or adopt any, or amend any existing, severance plan, agreement or arrangement or enter into or amend any Company Plan, collective bargaining, employment, or any consulting agreement or make any determinations not in the ordinary course of business consistent with past practice, under any collective bargaining agreement or Company Plan, except as set forth in Section 4.1(h) of the Company Letter;

        (i) increase the compensation payable or to become payable to its directors, officers or employees (except for (A) increases in the ordinary course of business consistent with past practice in salaries or wages of employees of the Company or any of its Subsidiaries who are not officers of the Company or any of its Subsidiaries, and (B) and a one-time payment of $10,000 for each non-employee director of the Company in lieu of per-meeting fees in connection with the meetings of the Board of Directors to consider strategic alternatives for the Company and (C) payments made to Mr. Test and Dr. Myler such that the fees received by them for 2001 were at an annual rate equal to $36,000) or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director or officer of the Company or any of its Subsidiaries, or establish, adopt, enter into, or, except as may be required to comply with applicable law, amend in any material respect or take action to enhance in any material respect or accelerate any rights or benefits under, any labor, collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee;

        (j) knowingly violate or knowingly fail to perform any obligation or duty imposed upon it or any Subsidiary by any applicable material federal, state or local law, rule, regulation, guideline or ordinance;

        (k) make any change to accounting policies or procedures (other than actions required to be taken by generally accepted accounting principles);

        (l) prepare or file any Tax Return inconsistent with its past practice in preparing or filing similar Tax Returns in prior periods or, on any such Tax Return, take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods;

        (m) make or rescind any express or deemed election relating to Taxes or change any of its methods of reporting income or deductions for Tax purposes;

        (n) commence any litigation or proceeding with respect to any material Tax liability or settle or compromise any material Tax liability without Parent's consent or commence any other litigation or proceedings or settle or compromise any other material claims or litigation;

        (o) except as set forth in Section 4.1(o) of the Company Letter, enter into, renew, terminate or amend any agreement or contract material to the Company and its Subsidiaries, taken as a whole, including any Significant Contract but excluding any contracts for the sale by the Company of scanners and including, without limitation, any lease amendment or extension related to the real property leased under the terms of the Lease between August Blasquez and the Company dated December 31, 1998, any agreement with Cedara Software, and any agreement with AccuImage Diagnostics Corp.; or purchase any real property or make or agree to make any new capital expenditure or expenditures which real property purchases or capital expenditures in the aggregate are in excess of $500,000;

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
        (p) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent financial statements (or the notes thereto) of the Company included in the Company SEC Documents or incurred in the ordinary course of business consistent with past practice;

        (q) authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing; or

        (r) make any loans or advances to or other investments in, Positron Corporation including, without limitation, any additional advances under the Loan Agreement dated June 29, 2001 by and between Positron Corporation and the Company, which consent in the case of this Subsection (r) shall not be unreasonably withheld.

    SECTION 4.2  NO SOLICITATION.

        (a) The Company shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any financial advisor, attorney or other advisor or representative of, the Company or any of its Subsidiaries to, (i) solicit, initiate or encourage the submission of, any Takeover Proposal (as hereafter defined), (ii) enter into any agreement with respect to or approve or recommend any Takeover Proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to the Company or any Subsidiary in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal; PROVIDED, HOWEVER, that nothing contained in this Section 4.2(a) shall prohibit the Company or its directors from (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer or (B) referring a third party to this Section 4.2(a) or making a copy of this Section 4.2(a) available to any third party; and PROVIDED, FURTHER, that prior to the Shareholder Meeting, if the Board of Directors of the Company reasonably determines the Takeover Proposal constitutes a Superior Proposal (as defined below) and the Company complies with its obligations in Section 4.2(b) and in Section 5.1, then, to the extent required by the fiduciary obligations of the Board of Directors of the Company, as determined in good faith by a majority thereof after consultation with independent counsel (who may be the Company's regularly engaged independent counsel), the Company may, in response to an unsolicited request, furnish non-public information, and afford access to the properties, books, records, officers, employees and representatives of the Company, participate in discussions or negotiations regarding the Superior Proposal and, provided that the Company has complied with the provisos to its rights to terminate this Agreement pursuant to
    Section 7.1(g) hereof, enter into an agreement with respect to or approve or recommend to its shareholders a Superior Proposal (and, to the extent permitted by Section 5.1 hereof, withdraw, modify or change its recommendation of this Agreement. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any officer or director of the Company or any of its Subsidiaries or any financial advisor, attorney or other advisor or representative of the Company or any of its Subsidiaries, whether or not such person is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this
    Section 4.2(a) by the Company. For purposes of this Agreement, "TAKEOVER PROPOSAL" means any proposal for a merger, tender offer or other business combination involving the Company or any of its Subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in, any voting securities of, or a substantial portion of the assets of the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement and the Stock Option Agreement, and "SUPERIOR PROPOSAL" means a bona fide proposal made by a third party to acquire the Company pursuant to a tender or exchange offer, a merger, a

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
    sale of all or substantially all its assets or otherwise on terms which a majority of the disinterested members of the Board of Directors of the Company determines, at a duly constituted meeting of the Board of Directors or by unanimous written consent, in its reasonable good faith judgment (after consultation with its financial advisor) to be more favorable to the Company's shareholders than the Merger and for which financing, to the extent required, is then committed or which, in the reasonable good faith judgment of a majority of such disinterested members of the Board of Directors of the Company, as expressed in a resolution adopted at a duly constituted meeting of such directors, is reasonably capable of being obtained by such third party.

        (b) The Company shall advise Parent orally and in writing within 24 hours of (i) any Takeover Proposal or any inquiry with respect to or which could lead to any expression of interest regarding a potential Takeover Proposal that is received by or communicated to any officer or director of the Company or, to the Knowledge of the Company, any financial advisor, attorney or other advisor or representative of the Company,
    (ii) the material terms of such Takeover Proposal (including a copy of any written proposal), and (iii) the identity of the person making any such Takeover Proposal. If the Company intends to participate in discussions or negotiations with and/or furnish any Person with any information with respect to any inquiry or Takeover Proposal in accordance with
    Section 4.2(a), the Company shall advise Parent orally and in writing of such intention not less than 48 hours in advance of providing such information. The Company will keep Parent fully informed of the status and details of any such Takeover Proposal or inquiry.

    SECTION 4.3 THIRD PARTY STANDSTILL AGREEMENTS. During the period from the date of this Agreement through the Effective Time, the Company shall not terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which the Company or any of its Subsidiaries is a party (other than any involving Parent). During such period, the Company agrees to enforce, to the fullest extent permitted under applicable law, the provisions of any such agreements, including, but not limited to, obtaining injunctions to prevent any breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction.

    SECTION 4.4 REORGANIZATION. During the period from the date of this Agreement through the Effective Time, unless the other party shall otherwise agree in writing, none of Parent, the Company or any of their respective Subsidiaries shall take or fail to take any action with the actual knowledge of those taking or failing to take such action (or those directing such action or failure to take action) that such action or failure would jeopardize the qualification of the Merger as a reorganization within the meaning of
Section 368(a) of the Code.

    SECTION 4.5 WARRANTS. The Parent shall cause the Surviving Corporation to honor the terms of any warrants outstanding as of the date hereof and listed in
Section 3.2(b) of the Company Letter. The Company will use its best efforts to obtain a waiver of all registration rights granted by the Company to the persons listed in Schedule 4.5 of the Company Letter.

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

    SECTION 5.1 SHAREHOLDER MEETING. The Company will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of shareholders (the "SHAREHOLDER MEETING") for the purpose of considering the approval and adoption of this Agreement and the Plan of Merger at such meeting call for a vote and cause proxies to be voted in respect of the approval and adoption of this Agreement. The Company will, through its Board of Directors, recommend to its shareholders the adoption and approval of this Agreement and shall not withdraw, modify or change such recommendation; provided, however, that the Board of Directors of the Company may withdraw, modify or change such recommendation if it (a) has not breached Section 4.2

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and (b) enters into a merger, acquisition or other agreement (including an agreement in principle) to effect a Superior Proposal or the Board of Directors resolves to do so, provided that the Company has complied with the provisos to its right to terminate this Agreement in Section 7.1(g) of this Agreement. Notwithstanding the Company's rights regarding a Superior Proposal in the preceding sentence, the Company agrees that its obligations pursuant to the first sentence of this Section 5.1 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of a Takeover Proposal or Superior Proposal.

    SECTION 5.2  PREPARATION OF THE REGISTRATION STATEMENT AND THE PROXY
STATEMENT.

        (a) The Company and Parent shall promptly prepare and file with the SEC the Proxy Statement and Parent shall prepare and file with the SEC the Registration Statement, in which the Proxy Statement will be included as a prospectus. Each of Parent and the Company shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. As promptly as practicable after the Registration Statement shall have become effective, the Company shall mail the Proxy Statement to its shareholders. If holders of warrants set forth in Section 3.2(b) of the Company Letter waive all registration rights that would affect Parent Common Stock other than the right granted pursuant to this Section (such warrants for which waivers are received being referred to herein as "AMENDED WARRANTS") Parent shall
    (i) include in the Registration Statement shares of Common Stock issuable upon exercise of the Amended Warrants (ii) convert the Registration Statement to a shelf registration which the Parent will keep effective for one year following the Effective Time, and (iii) amend the Amended Warrants to provide that such warrants may be exercised on a "cashless" or "net exercise" basis. Parent shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger and upon the exercise of the Substitute Options (as defined in Section 5.7), and the Company shall furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested in connection with any such action.

        (b) Parent and the Company promptly will notify each other of the receipt of comments from the SEC and of any request by the SEC for amendments or supplements to the Registration Statement or the Proxy Statement or for additional information, and promptly will supply each other with copies of all correspondence between the parties and the SEC with respect thereto. If, at any time prior to the Shareholder Meeting, any event should occur relating to or affecting the Company, Parent or Sub, or to their respective Subsidiaries, officers or directors, which event should be described in an amendment or supplement to the Registration Statement or the Proxy Statement, the parties promptly will inform each other and cooperate in preparing, filing and having declared effective or clearing with the SEC and, if required by applicable state securities laws, distributing to the Company's shareholders such amendment or supplement.

    SECTION 5.3 ACCESS TO INFORMATION. Subject to currently existing contractual and legal restrictions applicable to the Company or any of its Subsidiaries, the Company shall, and shall cause each of its Subsidiaries to, and shall instruct their agents and representatives to, afford to the Parent and its Subsidiaries and each of their accountants, counsel, financial advisors and other representatives of Parent reasonable access, and permit them to make such inspections as they may reasonably require of, during the period from the date of this Agreement through the Effective Time, all of their respective properties, books, contracts, commitments and records (including engineering records and Tax Returns and the work papers of independent accountants, if available and subject to the consent of such independent accountants) and, during such period, the Company shall, and shall cause each of its Subsidiaries to (i) furnish promptly to Parent a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws, (ii) consistent with its legal obligations, furnish promptly to Parent all other information

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concerning its business, properties and personnel as Parent may reasonably request, (iii) promptly make available to Parent all personnel of the Company and its Subsidiaries knowledgeable about matters relevant to such inspections as reasonably requested by Parent and (iv) provide reasonable access to the Company's and Subsidiaries' facilities and operations to enable Parent to conduct a health and safety review of the business, including the right to drill and take samples. No investigation pursuant to this Section 5.3 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto. All information obtained by Parent pursuant to this Section 5.3 shall be kept confidential in accordance with the Confidentiality Agreement, dated February 2, 2001, between Parent and the Company (the "CONFIDENTIALITY AGREEMENT").

    SECTION 5.4 RULE 145 LETTERS. On the date hereof, the Company shall cause to be prepared and delivered to Parent a list (reasonably satisfactory to counsel for Parent) identifying all persons who, at the time of the Shareholder Meeting, may be deemed to be "affiliates" of the Company as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act (the "RULE 145 AFFILIATES"). The Company shall use its reasonable best efforts to cause each person who is identified as a Rule 145 Affiliate in such list to deliver to Parent within 30 days of the date hereof a written agreement in substantially the form of EXHIBIT E hereto, executed by each of such persons identified in the foregoing list.

    SECTION 5.5 STOCK EXCHANGE LISTINGS. Parent shall use its reasonable best efforts to list on the NYSE, upon official notice of issuance, any shares of Parent Common Stock to be issued in connection with the Merger or in connection with Substitute Options that have not been previously listed.

    SECTION 5.6  FEES AND EXPENSES.

        (a) Except as provided in this Section 5.6, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such costs and expenses, provided that all printing expenses and all filing fees (including filing fees under the Securities Act, the Exchange Act and the HSR Act) shall be divided equally between Parent and the Company.

        (b) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated (A) by the Company pursuant to
    Section 7.1(d)(i) after receipt of a Superior Proposal, (B) by Parent pursuant to Section 7.1(b), (c) or (f), (C) by Parent or the Company pursuant to Section 7.1(e) (after receipt of a Superior Proposal or after the occurrence of any of the events described in clause (i), (ii) or
    (iii) of Section 7.1(f)) or (g), then, in each case, the Company shall (without prejudice to any other rights of Parent against the Company) reimburse Parent upon demand for all out-of-pocket fees and expenses incurred or paid by or on behalf of Parent or any Affiliate (as hereinafter defined) of Parent in connection with this Agreement, the Stock Option Agreement and the transactions contemplated herein or therein, including all fees and expenses of counsel, investment banking firms, accountants and consultants (collectively, "PARENT FEES") up to a maximum of $1,500,000. As used herein, "AFFILIATE" shall have the meaning set forth in Rule 405 under the Securities Act.

        (c) Notwithstanding any provision in this Agreement to the contrary:

           (i) if this Agreement is terminated:

               (A) by the Company pursuant to Section 7.1(d)(i) after receipt of a Superior Proposal, or

               (B) by Parent pursuant to Section 7.1(b) or (f), or

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               (C) by Parent pursuant to Section 7.1(c) or by Parent or the
           Company pursuant to Section 7.1(e) in either case after receipt of a Superior Proposal or after the occurrence of any of the events described in clause (i), (ii) or (iii) of Section 7.1(f),

       and, in the case of (A), (B) or (C), prior to, concurrently with or within twelve months after such a termination a Third Party Acquisition Event (as defined below) occurs, then the Company shall (in addition to any obligation under Section 5.6(b) and without prejudice to any other rights of Parent against the Company) pay to Parent the Termination Fee (as defined below) in cash, such payment to be made promptly, but in no event later than the second business day following, the later to occur of such termination and such Third Party Acquisition Event; or

           (ii) if this Agreement is terminated by Parent or the Company pursuant to Section 7.1(g), then the Company shall (in addition to any obligation under Section 5.6(b) and without prejudice to any other rights of Parent against the Company) pay to Parent the Termination Fee in cash, such payment to be made by the Company concurrently with such termination if the termination is by the Company, or no later than the second business day following such termination if the termination is by Parent.

           "TERMINATION FEE" means $11,000,000, provided, however, that
       (i) such amount shall be reduced to an amount not less than zero by subtracting from $11,000,000 the net amount realized or realizable by Parent under the Stock Option Agreement, based on the facts as they exist on the date such fee shall become due, which net amount shall be determined by subtracting any exercise price and underwriting discounts or commissions incurred by Parent in connection with the acquisition and disposition of the "Optioned Shares" described in the Stock Option Agreement, and after giving effect to Section 9(c) thereof, and (ii) the total of the Termination Fee and any amount actually realized by Parent under the Stock Option Agreement shall not exceed $11,000,000; provided further that if such Fee shall be so reduced by an amount so realizable by Parent and thereafter the Stock Option Agreement shall terminate without receipt by Parent of such amount, then an additional payment shall be made to Parent in the amount by which the Termination Fee was reduced hereunder promptly following such termination.

           A "THIRD PARTY ACQUISITION EVENT" means any of the following events:
       (A) any person (other than Parent or its Affiliates) acquires or becomes the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; (B) any group (other than a group which includes or may reasonably be deemed to include Parent or any of its Affiliates) is formed which, at the time of formation, beneficially owns 20% or more of the outstanding shares of Company Common Stock; (C) the Company enters into, or announces that it proposes to enter into, an agreement, including, an agreement in principle, providing for a merger or other business combination involving the Company or a "significant subsidiary" (as defined in Rule 1.02(w) of Regulation S-X as promulgated by the SEC) of the Company or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, the Company or a significant subsidiary (other than the transactions contemplated by this Agreement); (D) any person (other than Parent or its Affiliates) is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of shares of Company Common Stock which, together with all shares of Company Common Stock beneficially owned by such person, results or would result in such person being the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; or (E) there is a public announcement with respect to a plan or intention by the Company to effect any of the foregoing transactions. For purposes of this Section 5.6(c), the terms "group" and "beneficial owner" shall be defined by reference to Section 13(d) of the Exchange Act.

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        (d) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated (i) by the Company pursuant to Section 7.1(b) or (c), then Parent shall (without prejudice to any other rights of the Company against Parent) reimburse the Company upon demand for all out-of-pocket fees and expenses incurred or paid by or on behalf of the Company or any Affiliate of the Company in connection with this Agreement, the Stock Option Agreement and the transactions contemplated herein or therein, including all fees and expenses of counsel, investment banking firms, accountants and consultants (collectively, "COMPANY FEES"), PROVIDED, HOWEVER, that (A) in no event shall the amount paid pursuant to this
    Section 5.6(d) in reimbursement of the Company Fees exceed $1,500,000.

    SECTION 5.7  COMPANY STOCK OPTIONS.

        (a) Prior to the Effective Time, the Company shall elect to accelerate all Company Stock Options pursuant to its right to do so under the Company Stock Option Plans, and shall provide that all such Company Stock Options will be cancelled at the Effective Time unless exercised prior thereto, except to the extent set forth in Section 5.7(b).

        (b) At the Effective Time, each Company Stock Option that is outstanding immediately prior to the Effective Time and that has an exercise or strike price less than $1.89 shall become and represent the right to receive a number of shares of Parent Common Stock (each a "SUBSTITUTE SHARE"), equal to:

       X = A X {[B-(C + T)] / B} X D

    where:

       X = number of Substitute Shares

       A = number of shares of Company Common Stock subject or related to such Company Stock Option

       B = $1.89

       C = exercise or purchase price per share of Company Common Stock subject or related to such Company Stock Option

       T = all applicable federal, state and local taxes required to be withheld by the Parent per share of Company Common Stock subject or related to such Company Stock Option

       D = the Merger Consideration

    Parent shall pay cash to holders of Substitute Shares in lieu of issuing fractional shares of Parent Common Stock.

        (c) Parent shall offer to employees of the Company who will become Employees of the Surviving Corporation or Parent and who hold Company Stock Options that are cancelled under Section 5.7(a), and that have exercise prices equal to or greater than $1.89 ("CANCELLED OPTIONS"), the election to waive any rights associated with the Cancelled Options in exchange for options to purchase Parent Common Stock ("PARENT STOCK OPTIONS") on terms consistent with options granted to Parent employees generally, which terms shall include the following:

           (i) the exercise price of any such Parent Stock Options shall be equal to the exercise price of the Cancelled Option divided by the Exchange Ratio, where the "EXCHANGE RATIO" is an amount equal to $1.89 divided by the Average Parent Share Price;

           (ii) the number of shares of Parent Common Stock for which such Parent Stock Options shall be exercisable shall be equal to the number of shares of Company Common Stock subject to the Cancelled Option multiplied by the Exchange Ratio;

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          (iii) the vesting schedule of the Parent Stock Option shall provide for annual vesting in September of each year (each a "VESTING DATE");

           (iv) the amount of shares of Parent Common Stock vesting on each Vesting Date shall be determined as follows:

               (A) to the extent the Cancelled Option was vested as of the Effective Date, the portion of the Parent Stock Option attributable to such vested shares shall also be vested; and

               (B) to the extent the Cancelled Option would vest with respect to Company Common Stock after the Effective Date, the portion of the Parent Stock Option attributable to such unvested shares shall vest after the Effective Date on succeeding Vesting Dates such that on each Vesting Date, the number of shares of Parent Common Stock vesting on each Vesting Date shall equal the number of shares of Company Common Stock that would have, but had not already, vested over the prior 12-month period under the Cancelled Option.

           (v) Any determination of the extent to which a Cancelled Option is vested as of the Effective Date shall be made without regard to the operation of this Section 5.7 or any action by the Board of Directors of the Company between the date hereof and the Effective Time.

           (vi) Any grants of a Parent Stock Option may, at the request of Parent, be made pursuant to and subject to definitive stock option agreements between the Parent and each holder of a Cancelled Option.

        (d) The Company shall take all action necessary in implementing the provisions of this Section 5.7, including, for avoidance of doubt, amendment of the Company Stock Option Plans pursuant to a resolution of the Board of Directors in form and substance satisfactory to Parent, to ensure that, after giving effect to the foregoing, no Company Stock Option shall be exercisable for Company Common Stock or Parent Common Stock following the Effective Time.

    SECTION 5.8  REASONABLE BEST EFFORTS.

        (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including: (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from all Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid or vigorously defend an action or proceeding by, any Governmental Entity (including those in connection with the HSR Act and State Takeover Approvals), (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement, the Stock Option Agreement or the consummation of the transactions contemplated hereby and thereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement, including without limitation obtaining the waiver, cancellation or voluntary termination of the registration rights listed on Schedule 3.2(b) prior to the Closing by the holders thereof to the extent that they would otherwise be outstanding after the Merger. No party to this Agreement shall consent to any voluntary delay of the consummation of the Merger

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
    at the behest of any Governmental Entity without the consent of the other parties to this Agreement, which consent shall not be unreasonably withheld.

        (b) Each party shall use reasonable best efforts to not take any action, or enter into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue or result in a breach of any covenant made by it in this Agreement.

        (c) Notwithstanding anything to the contrary contained in this Agreement, in connection with any filing or submission required or action to be taken by either Parent or the Company to effect the Merger and to consummate the other transactions contemplated hereby, (i) the Company shall not, without Parent's prior written consent, commit to any divestiture transaction or commit to alter or restrict its business or commercial practices in any way, and (ii) neither Parent nor any of its Affiliates shall be required to (A) divest or hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, the Company or any of the businesses, product lines or assets of Parent or any of its Affiliates, or (B) alter or restrict in any way the business or commercial practices of Parent, any of its Affiliates, or the Company.

        (d) The Company shall use reasonable best efforts to file, within 30 days of the date of this Agreement, a UCC-1 financing statement (or similar form) with respect to each scanner that has been shipped to a third party warehouse, and for which the Company has received less than all of the cash that was due upon or as a result of such shipment.

    SECTION 5.9 PUBLIC ANNOUNCEMENTS. Parent and the Company will not issue any press release with respect to the transactions contemplated by this Agreement or otherwise issue any written public statements with respect to such transactions without prior consultation with the other party, except as may be required by applicable law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or the Nasdaq National Market.

    SECTION 5.10 STATE TAKEOVER LAWS. If any "fair price," "business combination" or "control share acquisition" statute or other similar statute or regulation shall become applicable to the transactions contemplated hereby or in the Stock Option Agreement, Parent and the Company and their respective Boards of Directors shall use their best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby and thereby.

    SECTION 5.11  INDEMNIFICATION; DIRECTORS AND OFFICERS INSURANCE.

        (a) From and after the Effective Time, Parent shall cause the Surviving Corporation to indemnify and hold harmless all past and present officers and directors of the Company and of its Subsidiaries to the same extent and in the same manner such persons are indemnified as of the date of this Agreement by the Company pursuant to the NJBCA, the Company Charter, the Company's By-laws and in any agreement with the Company listed on
    Section 5.11 of the Company Letter for acts or omissions occurring at or prior to the Effective Time (including indemnifying and holding harmless such persons for acts or omissions occurring at or prior to the Effective Time in respect of the Merger and the transactions contemplated thereby) to the same extent and in the manner as such persons are indemnified as of the date of this Agreement by the Company pursuant to the NJBCA, the Company Charter, the Company's By-laws and the listed agreements.

        (b) Prior to the Effective Time, the Company shall purchase a "tail" insurance policy which provides the Company's current directors and officers insurance and indemnification coverage for events occurring prior to the Effective Time (the "D&O INSURANCE TAIL POLICY") with policy limits not greater than those in effect on August 31, 2001, and with a term of not more than six years from the Effective Time. Parent shall not cancel the D&O Insurance Tail Policy.

        (c) Parent hereby agrees that, effective at the Effective Time, Parent will guarantee the obligations of the Surviving Corporation under
    Section 5.11(a) and (b).

        (d) Notwithstanding anything to the contrary contained in this Agreement, neither the Surviving Corporation, Parent nor any affiliate of Parent shall be obligated to pay in the aggregate any amounts (including, but not limited to amounts paid as judgments, fines, penalties, settlement costs, attorneys' fees or indemnification pursuant to Clauses (a), (b) or
    (c) of this Section 5.11) in excess of $35,600,000.

        (e) This covenant is intended to be for the benefit of, and shall be enforceable by, each of the indemnified parties and their respective heirs and legal representatives.

    SECTION 5.12 NOTIFICATION OF CERTAIN MATTERS. Parent shall use its reasonable best efforts to give prompt notice to the Company, and the Company shall use its reasonable best efforts to give prompt notice to Parent, of:
(a) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which it is aware and which would be reasonably likely to cause (i) any representation or warranty contained in this Agreement and made by it to be untrue or inaccurate in any material respect or (ii) any covenant, condition or agreement contained in this Agreement and made by it not to be complied with or satisfied in all material respects, (b) any failure of Parent or the Company, as the case may be, to comply in a timely manner with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder or (c) any change or event which would be reasonably likely to have a Material Adverse Effect on Parent or the Company, as the case may be; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 5.12 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

    SECTION 5.13 SUSPENSION OF 1994 EMPLOYEE STOCK PURCHASE PLAN. The Company shall amend, effective as of the date hereof, the 1994 Employee Stock Purchase Plan to halt purchases under the plan at the end of the payroll period in which this Agreement is executed.

    SECTION 5.14 EMPLOYEE BENEFIT PLANS. For the first year following the Effective Time while employed by the Surviving Corporation, employees of the Surviving Corporation will receive base wages and salaries at rates no less favorable to such employees than the rates of base wages and salaries paid by the Company or its Subsidiaries to such employees on the date of this Agreement (excluding bonuses and other variable pay). For a period of one year immediately following the Effective Time, Parent shall or shall cause the Surviving Corporation to maintain in effect employee benefit plans and arrangements which provide benefits which have a value which is substantially comparable, in the aggregate, to the benefits provided by the benefits plans of the Company on the date of this Agreement (not taking into account the value of any benefits under any such plans which are equity based). For purposes of determining eligibility to participate, vesting and accrual or entitlement to benefits where length of service is relevant under any employee benefit plan or arrangement of the Surviving Corporation, employees of the Company and its Subsidiaries as of the Effective Time shall receive service credit for service with the Company and its Subsidiaries to the same extent such credit was granted under the Company Plans, subject to offsets for previously accrued benefits and no duplication of benefits. Notwithstanding the foregoing, nothing in this Section 5.14 shall require any action on the part of Parent or the Surviving Corporation with respect to any employees subject the foreign laws or regulations relating to employee benefits.

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                                   ARTICLE VI
                       CONDITIONS PRECEDENT TO THE MERGER

    SECTION 6.1  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

        (a) SHAREHOLDER APPROVAL. This Agreement and the Plan of Merger shall have been duly approved by the requisite vote of shareholders of the Company in accordance with applicable law, the Company Charter and the Company's By-laws.

        (b) STOCK EXCHANGE LISTINGS. The Parent Common Stock issuable in the Merger and not previously listed shall have been authorized for listing on the NYSE, subject to official notice of issuance.

        (c)  HSR AND OTHER APPROVALS/CONSENTS OR WAIVERS.

           (i) The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

           (ii) All authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by, any Governmental Entity, which the failure to obtain, make or occur would have the effect of, directly or indirectly, restraining, prohibiting or restricting the Merger or any of the transactions contemplated hereby or would have, individually or in the aggregate, a Material Adverse Effect on Parent (assuming the Merger had taken place), shall have been obtained, shall have been made or shall have occurred.

        (d) REGISTRATION STATEMENT. The Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the Knowledge of Parent or the Company, threatened by the SEC. All necessary state securities or blue sky authorizations (including State Takeover Approvals) shall have been received.

        (e) NO ORDER. No court or other Governmental Entity having jurisdiction over the Company or Parent, or any of their respective Subsidiaries, shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of, directly or indirectly, restraining, prohibiting or restricting the Merger or any of the transactions contemplated hereby; provided, however, that the provisions of this Section 6.1(e) shall not be available to any party whose failure to fulfill its obligations pursuant to
    Section 5.8 shall have been the cause of, or shall have resulted in, the enforcement or entering into of any such law, rule, regulation, executive order, decree, injunction or other order.

    SECTION 6.2  CONDITIONS TO OBLIGATION OF THE COMPANY TO EFFECT THE
MERGER. The obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions:

        (a)  PERFORMANCE OF OBLIGATIONS; REPRESENTATIONS AND WARRANTIES.

           (i) Each of Parent and Sub shall have performed in all material respects each of its agreements and covenants contained in this Agreement required to be performed on or prior to the Effective Time;

           (ii) Each of the representations and warranties of Parent and Sub contained in this Agreement that is qualified by materiality shall have been true and correct when made, and shall be true and correct on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date); and

          (iii) Each of the representations and warranties that is not so qualified shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and the Company shall have received certificates signed on behalf of each of Parent and Sub by one of its officers to such effect.

        (b) TAX OPINION. The Company shall have received an opinion of Allen Matkins Leck Gamble & Mallory LLP, counsel to the Company, in form and substance reasonably satisfactory to the Company, dated the Effective Time, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing as of the Effective Time substantially to the effect that, for federal income tax purposes, the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Company, Sub, and Parent will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, Allen Matkins Leck Gamble & Mallory LLP may receive and rely upon representations from Parent, the Company, and certain shareholders of the Company.

        (c) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no Material Adverse Change with respect to Parent. The Company shall have received a certificate signed on behalf of Parent by an officer of Parent to such effect.

        (d) COMPANY STOCK OPTION PLANS. Parent shall have taken all action required to be taken by it to implement the provisions of Section 5.7.

    SECTION 6.3 CONDITIONS TO OBLIGATIONS OF PARENT AND SUB TO EFFECT THE MERGER. The obligations of Parent and Sub to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of each of the following additional conditions:

        (a)  PERFORMANCE OF OBLIGATIONS; REPRESENTATIONS AND WARRANTIES.

           (i) The Company shall have performed in all material respects each of its covenants and agreements contained in this Agreement required to be performed on or prior to the Effective Time;

           (ii) Each of the representations and warranties of the Company contained in this Agreement that is qualified by materiality shall have been true and correct when made, and shall be true and correct on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date); and

          (iii) Each of the representations and warranties that is not so qualified shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement. Parent shall have received a certificate signed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer to such effect.

        (b) TAX OPINION. Parent shall have received an opinion of Gibson, Dunn & Crutcher LLP, counsel to Parent, in form and substance reasonably satisfactory to Parent, dated the Effective

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    Time, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing as of the Effective Time substantially to the effect that, for federal income tax purposes, the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Company, Sub, and Parent will each be a party to that reorganization within the meaning of Section 368(b) of the Code. In rendering such opinion, Gibson, Dunn & Crutcher LLP may receive and rely upon representations from Parent, the Company, and certain shareholders of the Company.

        (c)  CONSENTS.

           (i) The Company shall have obtained the consent or approval of each person or Governmental Entity whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except as to which the failure to obtain such consents and approvals would not, in the reasonable opinion of Parent, individually or in the aggregate, have a Material Adverse Effect on the Company or Parent or upon the consummation of the transactions contemplated in this Agreement or the Stock Option Agreement or the Shareholder Agreement.

           (ii) In obtaining any approval or consent required to consummate any of the transactions contemplated herein, in the Stock Option Agreement or the Shareholder Agreement, no Governmental Entity shall have imposed or shall have sought to impose any condition, penalty or requirement which, in the reasonable opinion of Parent, individually or in aggregate would have a Material Adverse Effect on the Company or Parent.

        (d) AFFILIATE AGREEMENTS. Parent shall have received the written agreements from Rule 145 Affiliates of the Company described in
    Section 5.4.

        (e) MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no Material Adverse Change with respect to the Company. Parent shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to such effect.

        (f) COMPANY STOCK OPTION PLANS. The Company shall have taken all action required to be taken by it to implement the provisions of
    Section 5.7. In addition, the Company shall have received written consents specified with respect to stock option grants set forth in Section 6.3(f) of the Company Letter.

        (g) DIRECTOR AND OFFICER RESIGNATIONS. All of the Directors of the Company and its Subsidiaries and any officers thereof designated by Parent, shall have tendered their resignation in form and substance satisfactory to Parent.

        (h) STOCK BONUS PLAN. The Company shall have terminated the 1987 Plan in form and substance satisfactory to Parent.

        (i) NON EMPLOYEE DIRECTOR OPTION PLAN. The Company shall have terminated the Non-Employee Director Option Plan and all options issued pursuant thereto if not exercised prior to the Effective Time.

        (j) ENVIRONMENTAL APPROVAL. Parent shall have received the results of its environmental site assessments of the Company's and the Subsidiaries' operations and real properties currently or formerly owned, leased or used by the Company or any Subsidiary, and such results shall not have identified
    (i) any contamination of ground water, surface water or sediment, (ii) any significant contamination of soil or surfaces, or (iii) any other environmental, health and safety concerns requiring cleanup or decontamination or otherwise posing a risk to human health or the environment, whether or not such matters are known by Parent prior to the date hereof or contained in the Company Letter; provided, however, that this condition shall be deemed satisfied if the matters described in each of (i), (ii) or
    (iii) do not, or will not reasonably be expected to, result in liabilities to the Company, or to the Parent or Surviving Corporation after the Effective Time, in excess of $2,000,000, based on the reasonable determination of Parent.

        (k) TERMINATION OF 401(K) PLAN. Prior to the Effective Time, the Company will take such action as is necessary to terminate the Imatron 401(k) Plan (the "COMPANY 401(K) PLAN") in conformance with the requirements of ERISA and the Internal Revenue Code, including rules and regulations issued thereunder, immediately prior to the Effective Time and also will take all necessary action to ensure that each participant who has an account in the Company 401(k) Plan as of the Effective Time, shall be fully vested in his or her Company 401(k) Plan account balance in a manner acceptable to Parent.

                                  ARTICLE VII
                       TERMINATION, AMENDMENT AND WAIVER

    SECTION 7.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the shareholders of the Company:

        (a) by mutual written consent of Parent and the Company;

        (b) by either Parent or the Company if the other party shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement required to be complied with prior to the date of such termination, which failure to comply has not been cured within five business days following receipt by such other party of written notice of such failure to comply;

        (c) by Parent if (i) there has been a breach of a representation or warranty of the Company that gives rise to a failure of the fulfillment of a condition of the Parent's and Sub's obligations to effect the Merger pursuant to Section 6.3(a)(ii) or by Company if (ii) there has been a breach of a representation or warranty of the Parent or Sub that gives rise to a failure of the fulfillment of a condition of the Company's obligations to effect the Merger pursuant to Section 6.2(a)(ii), in each case which breach has not been cured within five business days following receipt by the breaching party of written notice of the breach;

        (d) by either Parent or the Company if:

           (i) the Merger has not been effected on or prior to the close of business on the later of June 15, 2002, or the date 75 days after the waiting period applicable to the consummation of the Merger under the HSR Act has expired or been terminated; PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this Section 7.1(d)(i) shall not be available to any party whose failure to fulfill any of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of the Merger to have occurred on or prior to the aforesaid date; or

           (ii) Any court or other Governmental Entity having jurisdiction over a party hereto shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties shall have used their reasonable efforts to resist, resolve or lift, as applicable, subject to the provisions of Section 5.8) permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

        (e) By either Parent or the Company if the shareholders of the Company do not approve this Agreement at the Shareholder Meeting or at any adjournment or postponement thereof;

        (f) By Parent if

           (i) The Board of Directors of the Company shall not have recommended, or shall have resolved not to recommend, or shall have qualified, changed, modified or withdrawn its recommendation of the Merger or declaration that the Merger is advisable and fair to and in the best interest of the Company and its shareholders, or shall have resolved to do so,

           (ii) The Board of Directors of the Company, shall have recommended to the shareholders of the Company any Takeover Proposal or shall have resolved to do so, or

          (iii) A tender offer or exchange offer for 20% or more of the outstanding stocks of capital stock of the Company is commenced by a third party that is not an Affiliate of Parent, and the Board of Directors of the Company fails to recommend against acceptance of such tender offer or exchange offer by its shareholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its shareholders);

        (g) By Parent or the Company if the Company enters into a merger, acquisition or other agreement (including an agreement in principle) to effect a Superior Proposal or the Board of Directors of the Company resolves to do so; PROVIDED, HOWEVER, that the Company may not terminate this Agreement pursuant to this Section 7.1(g) unless (i) the Company has delivered to Parent a written notice of the Company's intent to enter into such an agreement to effect the Superior Proposal, (ii) 48 hours have elapsed following delivery to Parent of such written notice by the Company and (iii) during such 48-hour period the Company has fully cooperated with Parent, including informing Parent of the terms and conditions of the Takeover Proposal and the identity of the person making the Takeover Proposal, with the intent of enabling Parent to agree to a modification of the terms and conditions of this Agreement so that the transactions contemplated hereby may be effected; PROVIDED, FURTHER, that the Company may not terminate this Agreement pursuant to this Section 7.1(g) unless at the end of such 48 hour period the Board of Directors of the Company continues reasonably to believe that the Takeover Proposal constitutes a Superior Proposal when compared to the Merger (taking into account any such modification as may be proposed by Parent) and concurrently with such termination the Company pays to Parent the amounts specified under Sections 5.6(a), (b) and (c);

        (h) By Company if the waiting period applicable to the consummation of the Merger under the HSR Act has not expired or been terminated on or prior to June 15, 2002; or

        (i) By Parent if the waiting period applicable to the consummation of the Merger under the HSR Act has not expired or been terminated on or prior to June 15, 2002.

The right of any party hereto to terminate this Agreement pursuant to this
Section 7.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

    SECTION 7.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by either Parent or the Company, as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability hereunder on the part of the Company, Parent, Sub or their respective officers or directors (except for the last sentence of Section 5.3 and the entirety of Section 5.6, which shall survive the termination); PROVIDED, HOWEVER, that nothing contained in this Section 7.2 shall relieve any party hereto from any liability for any willful breach of a representation or warranty contained in this Agreement or the breach of any covenant contained in this Agreement.

    SECTION 7.3 AMENDMENT. This Agreement may be amended by the parties hereto, by or pursuant to action taken by their respective Boards of Directors, in the case of Sub or the Company, or a Senior Vice President of Parent, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of the Company, but, after any such approval, no amendment shall be made which by law or the rules of the Nasdaq National Market requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    SECTION 7.4 WAIVER. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein which may legally be waived. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

    SECTION 8.1 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES; NO OTHER REPRESENTATIONS AND WARRANTIES. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at the Effective Time. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, or the documents, certificates and instruments contemplated hereby, none of the Company, Parent or Sub makes any other representations and warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby, notwithstanding the delivery or disclosure to the other party or the other party's representatives of any documentation or other information with respect to any one or more of the foregoing.

    SECTION 8.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one day after being delivered to an overnight courier or when telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

       GE Medical Systems
       P.O. Box 414, W-410
       Milwaukee, WI 53201
       Attn: General Counsel
       Fax: 414-544-3575
       and:

       General Electric Company
       3135 Easton Turnpike
       Fairfield, CT 06431-0001
       Attn: Vice President and Senior Counsel--Transactions

       and

       Gibson, Dunn & Crutcher LLP
       1801 California Street, Suite 4100
       Denver, Colorado 80202
       Attention: Richard M. Russo, Esq.
       Facsimile No.: 303-313-2838

       and

       McCarter & English, LLP
       100 Mulberry Street
       Newark, N.J. 07102 - 4096
       Attention: Kenneth E. Thompson, Esq.
       Facsimile No.: 973-624-7070

    (b) if to the Company, to:

       Imatron Inc.
       389 Oyster Point Blvd
       South San Francisco, California 94080
       Attention: S. Lewis Meyer

       with a copy to:

       Allen Matkins Leck Gamble & Mallory LLP
       333 Bush Street, 17th Floor
       San Francisco, California 94104-2806
       Attention: Roger S. Mertz
       Facsimile No.: 415-837-1516

    SECTION 8.3  INTERPRETATION.

        (a) When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        (b) "SUBSIDIARY" means any corporation, partnership, limited liability company, joint venture or other legal entity of which Parent or Company, as the case may be (either alone or through or together with any other Subsidiary), owns or controls, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, partnership, limited liability company, joint venture or other legal entity.

    SECTION 8.4 COUNTERPARTS. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

    SECTION 8.5 ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement, except for the Stock Option Agreement and as provided in the last sentence of Section 5.3, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement, except for the provisions of Section 5.11, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

    SECTION 8.6 GOVERNING LAW. Except to the extent that the laws of the State of New Jersey are mandatorily applicable to the Merger, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

    SECTION 8.7 ASSIGNMENT. Subject to Section 1.1, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors or assigns.

    SECTION 8.8 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

    SECTION 8.9 ENFORCEMENT OF THIS AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof such remedy being in addition to any other remedy to which any party is entitled at law or in equity. Each party hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York. Each party hereto waives any right to a trial by jury in connection with any such action, suit or proceeding and waives any objection based on forum non conveniens or any other objection to venue thereof.

    SECTION 8.10 PERFORMANCE BY SUB. Parent hereby agrees to cause Sub to comply with its obligations hereunder and to cause Sub to consummate the Merger as contemplated herein and whenever this Agreement requires Sub to take any action, such requirement shall be deemed to include an undertaking of Parent to cause Sub to take such action.

    SECTION 8.11  DEFINED TERMS.  Each of the following terms is defined in the
Section identified below:

1993 Plan...................................................      Section 3.2(a)(iv)
1997 Plan...................................................       Section 3.2(a)(v)
2001 Plan...................................................      Section 3.2(a)(ii)

510(k)......................................................             Section 3.8

Affiliate...................................................          Section 5.6(b)
Affiliated Person...........................................            Section 3.26
Agreement...................................................                 Preamble

Average Parent Share Price..................................          Section 1.5(c)

Blue Sky Laws...............................................             Section 2.3

Cancelled Options...........................................          Section 5.6(c)
Certain Factors.............................................             Section 3.7
Certificate of Merger.......................................             Section 1.2
Certificates................................................          Section 1.6(b)
Closing.....................................................            Section 1.14
Closing Date................................................            Section 1.14
Code........................................................                 Recitals
Company.....................................................                 Preamble
Company Business Personnel..................................            Section 3.14
Company Charter.............................................             Section 3.4
Company Common Stock........................................          Section 1.5(c)
Company Foreign Benefit Plan................................         Section 3.12(d)
Company Intellectual Property...............................            Section 3.15
Company Letter..............................................               Section 3
Company Licenses............................................            Section 3.15
Company Multiemployer Plan..................................         Section 3.12(c)
Company Permits.............................................             Section 3.8
Company Plan................................................                       23
Company Preferred Stock.....................................          Section 3.2(a)
Company SEC Documents.......................................             Section 3.5
Company Stock Option Plans..................................          Section 3.2(b)
Company Stock Options.......................................          Section 3.2(b)
Company Warrants............................................          Section 3.2(b)
Compensation Agreements.....................................         Section 3.11(a)
Confidentiality Agreement...................................             Section 5.3
Constituent Corporations....................................                 Preamble

D&O Insurance...............................................         Section 5.11(b)
Director Plan...............................................     Section 3.2(a)(iii)

Effective Time..............................................             Section 1.2
Environmental Law...........................................     Section 3.21(a)(ii)
Environmental Permit........................................    Section 3.21(a)(iii)
ERISA.......................................................         Section 3.12(a)
ERISA Affiliate.............................................         Section 3.12(c)
Exchange Act................................................             Section 2.3
Exchange Agent..............................................          Section 1.6(a)
Exchange Fund...............................................          Section 1.6(a)
Exchange Ratio..............................................       Section 5.6(c)(i)

FDA.........................................................             Section 3.8

Governmental Entity.........................................             Section 2.3

Hazardous Substances........................................      Section 3.22(a)(i)
HSR Act.....................................................             Section 2.3

IRS.........................................................             Section 3.9

Knowledge of the Company....................................             Section 3.8

Liens.......................................................            Section 3.28

Material Adverse Change.....................................         Section 2.1, 3.1
Material Adverse Effect.....................................         Section 2.1, 3.1
Merger......................................................                 Recitals
Merger Consideration........................................          Section 1.5(c)

NJBCA.......................................................             Section 1.1
NYSE........................................................             Section 2.3

Parent......................................................                 Preamble
Parent Common Stock.........................................          Section 1.5(c)
Parent SEC Documents........................................             Section 2.5
Parent Stock Options........................................          Section 5.6(c)
PMA.........................................................             Section 3.8
Proxy Statement.............................................             Section 2.6

Real Estate.................................................         Section 3.28(b)
Registration Statement......................................             Section 2.2
reorganization..............................................                 Recitals
Risk Factor Disclosures.....................................             Section 3.7
Rule 145 Affiliates.........................................             Section 5.4

SEC.........................................................             Section 2.2
Securities Act..............................................             Section 2.2
Shareholder Agreement.......................................                 Recitals
Significant Contracts.......................................         Section 3.11(b)
SSA.........................................................             Section 3.8
State Takeover Approvals....................................             Section 2.3
Stock Option Agreement......................................                 Recitals
Stockholder Meeting.........................................             Section 5.1
Sub.........................................................                 Preamble
Subsidiary..................................................          Section 8.3(b)
Substitute Share............................................          Section 5.6(a)
Superior Proposal...........................................          Section 4.2(a)
Surviving Corporation.......................................             Section 1.1

Takeover Proposal...........................................          Section 4.2(a)
Tax Return..................................................             Section 3.9
Taxes.......................................................             Section 3.9
Third Party Acquisition Event...............................      Section 5.6(c)(ii)

Valuation Period............................................          Section 1.5(c)
Vesting Date................................................     Section 5.6(c)(iii)

Worker Safety Laws..........................................            Section 3.13

    IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

                                           GENERAL ELECTRIC COMPANY,
                                           A NEW YORK CORPORATION

                                           By:               /s/ J. KEITH MORGAN
                                                  ----------------------------------------
                                           Name:               J. Keith Morgan
                                           Title:              VICE PRESIDENT

                                           RUBY MERGER CORP.,
                                           A NEW JERSEY CORPORATION

                                           By:               /s/ J. KEITH MORGAN
                                                  ----------------------------------------
                                           Name:               J. Keith Morgan
                                           Title:                 PRESIDENT

                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

    IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

                                           IMATRON INC.,
                                           A NEW JERSEY CORPORATION

                                           By:               /s/ S. LEWIS MEYER
                                                  ----------------------------------------
                                           Name:               S. Lewis Meyer
                                           Title:          CHIEF EXECUTIVE OFFICER

                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                                                         ANNEX B

September 21, 2001

Imatron Inc.
Board of Directors
389 Oyster Point Boulevard
South San Francisco, CA 94080

Members of the Board:

    We understand that the General Electric Company, a New York corporation ("Parent"), Ruby Merger Corp., a New Jersey corporation and a subsidiary of Parent ("Merger Sub"), and Imatron Inc., a New Jersey corporation ("Company"), propose to enter into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub will be merged with and into Company, which will be the surviving entity (the "Merger"). Pursuant to the Merger, as more fully described in the draft dated September 20, 2001 of the Merger Agreement, each issued and outstanding share of common stock, no par value per share, of Company ("Company Common Stock"), excluding shares held by Parent or Merger Sub, will be converted into the right to receive that number of shares of common stock, $0.06 par value per share, of Parent ("Parent Common Stock") determined by dividing $1.89 by the average of the daily volume-weighted sales prices per share of Parent Common Stock on the New York Stock Exchange Tape for each of the ten consecutive trading days ending on the trading day which is five calendar days prior to the closing of the Merger, or, if such ending date does not fall on a trading day, then the trading day immediately preceding the fifth calendar day prior to the closing of the Merger, subject to certain adjustments (such consideration to be paid pursuant to the Merger for each share of Company Common Stock shall hereinafter be referred to as the "Merger Consideration"). The terms and conditions of the Merger are set forth in more detail in the Merger Agreement.

    You have asked for our opinion as investment bankers as to whether the Merger Consideration to be received by the shareholders of Company (other than Parent and Merger Sub) pursuant to the Merger is fair to such shareholders from a financial point of view, as of the date hereof. As you are aware, we were not retained to nor did we advise Company with respect to alternatives to the Merger or Company's underlying decision to proceed with or effect the Merger. Further, we were not requested to nor did we solicit or assist Company in soliciting indications of interest from third parties for all or any part of Company.

    In connection with our opinion, we have, among other things, (i) reviewed certain publicly available financial and other data with respect to Company and Parent, including the consolidated financial statements for the most recent year ending December 31, 2000 and the interim periods ending June 30, 2001 and certain other relevant financial and operating data relating to Company and Parent made available to us from published sources and from the internal records of Company; (ii) reviewed the financial terms and conditions of the draft dated September 20, 2001 of the Merger Agreement; (iii) reviewed certain publicly available information concerning the stock market trading history for Parent Common Stock and Company Common Stock; (iv) compared Company and Parent from a financial point of view with certain other companies in the medical equipment industry which we deem to be relevant; (v) considered the financial terms, to the extent publicly available, of selected recent business combinations of companies in the medical equipment industry which we deemed to be comparable, in whole or in part, to the Merger; (vi) reviewed and discussed with representatives of the management of Company certain information of a business and financial nature regarding Company, furnished to us by them, including financial forecasts and related assumptions of Company; (vii) made inquiries regarding and discussed the Merger and the Merger Agreement and other matters related thereto with Company's counsel; and (viii) performed such other analyses and examinations as we have deemed appropriate.

    In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for Company provided to us by Company's management, upon their advice and with your consent we have assumed for purposes of our opinion that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of Company's management at the time of preparation as to the future financial performance of Company and that they provide a reasonable basis upon which we can form our opinion. We have also assumed that there have been no material changes in Company's or Parent's assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to us, except to reflect changes which were publicly disclosed by Parent. We have relied on advice of counsel and independent accountants to Company as to all legal and financial reporting matters with respect to Company, the Merger and the Merger Agreement. We have assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations. In addition, we have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of Company or Parent, nor have we been furnished with any such appraisals. The Company management team has informed us, and we have assumed, that the Merger will be recorded as a purchase under generally accepted accounting principles. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Since this opinion is being rendered during a period of significant and uncommon volatility in the capital markets, it is subject to the absence of further material changes in economic, monetary, market and other conditions from those existing on the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

    We have further assumed with your consent that the Merger will be consummated in accordance with the terms described in the draft dated September 20, 2001 of the Merger Agreement, without any further amendments thereto, and without waiver by Company of any of the conditions to its obligations thereunder.

    We have been engaged to render a fairness opinion with respect to the Merger Consideration and will receive a fee for our services. In the ordinary course of our business, we actively trade the equity securities of both Parent and Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Merger Consideration to be received by shareholders of Company (other than Parent and Merger Sub) pursuant to the Merger is fair to such shareholders from a financial point of view, as of the date hereof.

    This opinion is directed to the Board of Directors of Company in its consideration of the Merger and is not a recommendation to any shareholder as to how such shareholder should vote with respect to the Merger. Further, this opinion addresses only the financial fairness of the Merger Consideration to the shareholders of Company and does not address the relative merits of the Merger and any alternatives to the Merger, Company's underlying decision to proceed with or effect the Merger, or any other aspect of the Merger. This opinion may not be used or referred to by Company, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the inclusion of this opinion in the proxy statement/prospectus to be filed with the Securities and

Exchange Commission in connection with the Merger, provided that this opinion be disclosed in its entirety in such proxy statement/prospectus and that any description of or reference to us or summary of this opinion or related valuation analyses be in form and substance acceptable to us and our legal counsel. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of the Section 11 of the Securities Act.

                                               Very truly yours,

                                               THOMAS WEISEL PARTNERS LLC

                                                                         ANNEX C

                             STOCK OPTION AGREEMENT

    STOCK OPTION AGREEMENT, dated as of September 21, 2001 (the "AGREEMENT"), between General Electric Company, a New York corporation ("PARENT"), and Imatron Inc., a New Jersey corporation (the "COMPANY").

                                    RECITALS

    A. Simultaneously with the execution and delivery of this Agreement, Parent, Ruby Merger Corp., a newly formed New Jersey corporation and a direct wholly owned subsidiary of Parent ("SUB"), and the Company are entering into the Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), which provides for the merger of Sub with and into the Company (the "Merger");

    B. As a condition to Parent's willingness to enter into the Merger Agreement, Parent has requested that the Company grant to Parent an option to purchase up to 19.9% of the authorized and unissued shares of Company Common Stock, upon the terms and subject to the conditions hereof; and

    C. In order to induce Parent to enter into the Merger Agreement, the Company has agreed to grant Parent the requested option.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

    1. THE OPTION; EXERCISE; ADJUSTMENTS. The Company hereby grants to Parent an irrevocable option (the "OPTION") to purchase from time to time up to a number of shares equal to 19.9% of the authorized and issued shares of Common Stock, no par value per share, of the Company (the "COMPANY COMMON STOCK") outstanding at the time of the Stock Exercise Notice (as defined below), upon the terms and subject to the conditions set forth herein (the "OPTIONED SHARES"). Subject to the conditions set forth in Section 2, the Option may be exercised by Parent in whole or from time to time in part, at any time following the occurrence of a Triggering Event (as defined below) and prior to the termination of the Option in accordance with Section 19. If Parent wishes to exercise the Option, Parent shall send a written notice to the Company (the "STOCK EXERCISE NOTICE") specifying the total number of Optioned Shares it wishes to purchase and a date (not later than 20 business days and not earlier than two business days from the date such notice is given) for the closing of such purchase (the "CLOSING DATE"). Parent may revoke an exercise of the Option at any time prior to the Closing Date by written notice to the Company. If any change in the number of issued and outstanding shares of Company Common Stock by reason of any stock dividend, stock split, split-up, recapitalization, merger or other change in the corporate or capital structure of the Company, the number of Optioned Shares subject to the Option and the Exercise Price (as hereinafter defined) per Optioned Share shall be appropriately adjusted. In the event that any additional shares of Company Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the preceding sentence or pursuant to this Agreement), the number of Optioned Shares subject to the Option shall be adjusted so that, after such issuance, it equals (but does not exceed) 19.9% of the number of shares of Company Common Stock then issued and outstanding and 19.9% of the voting power of shares of capital stock of the Company then issued and outstanding, after reduction, to the extent necessary to comply with the exception to the shareholder approval requirements of the Nasdaq National Market ("NASDAQ") for any shares issued pursuant to the Option.

    2.  CONDITIONS TO EXERCISE OF OPTION AND DELIVERY OF OPTIONED SHARES.

        (a) Parent's right to exercise the Option is subject to the following conditions:

           (i) Neither Parent nor Sub shall have breached any of its material obligations under the Merger Agreement;

           (ii) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States invalidating the grant or prohibiting the exercise of the Option or the delivery of the Optioned Shares shall be in effect;

          (iii) All waiting periods under the HSR Act (as defined below) that are applicable to the exercise of the Option shall have expired or been terminated; and

           (iv) One or more of the following events (a "TRIGGERING EVENT") shall have occurred on or after the date hereof: (A) any person, corporation, partnership, limited liability company or other entity or group (such person, corporation, partnership, limited liability company or other entity or group, other than Parent or an affiliate of Parent, being referred to hereinafter, singularly or collectively, as a "PERSON"), acquires or becomes the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; (B) any group is formed which beneficially owns 20% or more of the outstanding shares of Company Common Stock; (C) any Person shall have commenced a tender or exchange offer for 20% or more of the then outstanding shares of Company Common Stock or publicly proposed any bona fide merger, consolidation or acquisition of all or substantially all the assets of the Company, or other similar business combination involving the Company; (D) the Company enters into, or announces that it proposes to enter into, an agreement, including, without limitation, an agreement in principle, providing for a merger or other business combination involving the Company or a "significant subsidiary" (as defined in Rule 1.02(w) of Regulation S-X as promulgated by the Securities and Exchange Commission (the "SEC")) of the Company or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, the Company or a significant subsidiary (other than the transactions contemplated by the Merger Agreement); (E) any Person is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of shares of Company Common Stock which, together with all shares of Company Common Stock beneficially owned by such Person, results or would result in such Person being the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; or (F) there is a public announcement with respect to a plan or intention by the Company, other than Parent or its affiliates, to effect any of the foregoing transactions. For purposes of this subparagraph (iv), the terms "group" and "beneficial owner" shall be defined by reference to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations promulgated thereunder.

        (b) Parent's obligation to purchase the Optioned Shares following the exercise of the Option, and the Company's obligation to deliver the Optioned Shares, are subject to the conditions that:

           (i) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Optioned Shares shall be in effect;

           (ii) The purchase of the Optioned Shares will not violate Rule 10b-18 promulgated under the Exchange Act; and

          (iii) All waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") applicable to the exercise of the Option shall have expired or been terminated.

    3. EXERCISE PRICE FOR OPTIONED SHARES. At any Closing Date, the Company will deliver to Parent a certificate or certificates representing the Optioned Shares in the denominations designated by Parent in its Stock Exercise Notice and Parent will purchase the Optioned Shares from the Company at a price per Optioned Share equal to $1.89 (the "EXERCISE PRICE"), payable in cash. Payment made by Parent to the Company pursuant to this Agreement shall be made by wire transfer of federal funds to a bank designated by the Company or a check payable in immediately available funds. After payment of the Exercise Price for the Optioned Shares covered by the Stock Exercise Notice, the Option shall be deemed exercised to the extent of the Optioned Shares specified in the Stock Exercise Notice as of the date such Stock Exercise Notice is given to the Company.

    4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Parent that (a) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms; (b) the Company has taken all necessary corporate action to authorize and reserve the Optioned Shares for issuance upon exercise of the Option, and the Optioned Shares, when issued and delivered by the Company to Parent upon exercise of the Option, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights; (c) except as otherwise required by the HSR Act and, except for filings required under the blue sky laws of any states and routine filings and subject to Section 7, the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby do not require the consent, approval or authorization of, or filing with, any person or public authority and will not violate or conflict with the Company's Certificate of Incorporation, or Bylaws, or result in the acceleration or termination of, or constitute a default under, any indenture, license, approval, agreement, understanding or other instrument, or any statute, rule, regulation, judgment, order or other restriction binding upon or applicable to the Company or any of its subsidiaries or any of their respective properties or assets; (d) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (e) the Company has taken all appropriate actions so that the restrictions on business combinations contained in the New Jersey Corporation Takeover Bid Disclosure Law and the Business Corporation Act of New Jersey will not apply with respect to or as a result of the transactions contemplated hereby.

    5. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to the Company that (a) the execution and delivery of this Agreement by Parent and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and this Agreement has been duly executed and delivered by Parent and constitutes a valid and binding agreement of Parent; and (b) Parent is acquiring the Option and, if and when it exercises the Option, will be acquiring the Optioned Shares issuable upon the exercise thereof, for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and will not sell or otherwise dispose of the Optioned Shares except pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act.

    6. THE CLOSING. Any closing hereunder shall take place on the Closing Date specified by Parent in its Stock Exercise Notice pursuant to Section 1 at 10:00 A.M., local time, or the first business day thereafter on which all of the conditions in Section 2 are met, at the principal executive office of the Company, or at such other time and place as the parties hereto may agree.

    7. FILINGS RELATED TO OPTIONED SHARES. The Company will make such filings with the SEC as are required by the Exchange Act, and will use its best efforts to effect all necessary filings by the Company under the HSR Act and to have the Optioned Shares approved for quotation on NASDAQ.

    8. REGISTRATION RIGHTS. (a) If the Company effects any registration or registrations of shares of Company Common Stock under the Securities Act for its own account or for any other shareholder of the Company at any time after the exercise of the Option (other than a registration on Form S-4, Form S-8 or any successor forms), it will allow Parent to participate in such registration or registrations with respect to any or all of the Optioned Shares acquired upon the exercise of the Option; PROVIDED, HOWEVER, that any request of Parent pursuant to this Section 8(a) shall be with respect to at least 20% of the Optioned Shares and PROVIDED, FURTHER, that if the managing underwriters in such offering advise the Company that, in their written opinion, the number of Optioned Shares requested by Parent to be included in such registration exceeds the number of shares of Company Common Stock which can be sold in such offering, the Company may exclude from such registration all or a portion, as may be appropriate, of the Optioned Shares requested for inclusion by Parent.

        (b) At any time after the exercise of the Option, upon the request of Parent, the Company will promptly file and use its best efforts to cause to be declared effective a registration statement under the Securities Act (and applicable Blue Sky statutes) with respect to any or all of the Optioned Shares acquired upon the exercise of the Option; PROVIDED, HOWEVER, that any request of Parent pursuant to this Section 8(b) shall be with respect to at least 20% of the Optioned Shares and PROVIDED, FURTHER, that the Company shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the effectiveness of each such registration statement, for a single period not to exceed 90 days during any 365 day period, if the commencement of such offering would, in the reasonable good faith judgment of the Board of Directors of the Company, require premature disclosure of any material corporate development or otherwise materially interfere with or materially adversely affect any pending or proposed offering of securities of the Company. In connection with any such registration requested by Parent, the costs of such registration (other than fees of Parent's counsel and underwriting fees and commissions) shall be borne by the Company, and the Company and Parent each shall provide the other and any underwriters with customary indemnification and contribution agreements.

    9.  OPTIONAL PUT; OPTIONAL REPURCHASE.

        (a) Prior to the termination of the Option in accordance with
    Section 19, if a Put Event has occurred, Parent shall have the right, upon three business days' prior written notice to the Company, to require the Company to purchase the Option from Parent (the "PUT RIGHT") at a cash purchase price (the "PUT PRICe") equal to the product determined by multiplying (A) the number of Optioned Shares as to which the Option has not yet been exercised by (B) the Spread (as defined below). As used herein, "PUT EVENT" means the occurrence on or after the date hereof of any of the following: (i) any Person (other than Parent or its affiliates) acquires or becomes the beneficial owner of 50% or more of the outstanding shares of Company Common Stock or (ii) the Company consummates a merger or other business combination involving the Company or a "significant subsidiary" (as defined in Rule 1.02(w) of Regulation S-X as promulgated by the SEC) of the Company or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, the Company or a significant subsidiary (other than the transactions contemplated by the Merger Agreement). As used herein, the term "SPREAD" shall mean the excess, if any, of (i) the greater of (x) the highest price (in cash or fair market value of securities or other property) per share of Company Common Stock paid or to be paid within 12 months preceding the date of exercise of the Put Right for any shares of Company Common Stock beneficially owned by any Person who shall have acquired or become the beneficial owner of 20% or more of the outstanding shares of Company Common Stock after the date hereof or
    (y) the average of the daily volume-weighted sales prices quoted on NASDAQ of the Company Common Stock during the five trading days immediately preceding the written notice of exercise of the Put Right over (ii) the Exercise Price.

        (b) For a period of 90 days after the termination of the Option granted hereunder pursuant to Section 19, the Company shall have the right, upon three business days' prior written notice, to repurchase from Parent (the "Repurchase Right"), all (but not less than all) of the Optioned Shares acquired by the Parent hereby and with respect to which the Parent then has beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) at a price per share equal to the greater of (i) the average of the daily volume-weighted sales price quoted on NASDAQ of the Company Common Stock during the five trading days immediately preceding the written notice of exercise of the Repurchase Right and (ii) the Exercise Price, plus interest at a rate per annum equal to the costs of funds to Parent at the time of exercise of the Repurchase Right, subject to paragraph (c) below.

        (c) Parent shall deliver to the Company all "Excess Compensation" realized upon the sale of any Optioned Shares. "Excess Compensation" shall mean the amount, if any, by which the sum of (i) the aggregate gross proceeds received upon the sale of any Optioned Shares, and (ii) any Termination Fee paid by the Company under Section 5.6 of the Merger Agreement, exceeds the sum of (x) $11,000,000, (y) the aggregate Exercise Price paid, and (z) any underwriters discount or selling commission incurred by Parent in connection with the acquisition and disposition of the Optioned Shares.

    10. EXPENSES. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise provided in Section 8 or as specified in the Merger Agreement.

    11. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, such remedy being in addition to any other remedy to which they are entitled at law or in equity.

    12. NOTICE. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or if sent by telex or telecopier (and also confirmed in writing) to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

       if to Parent or Sub, to:

           Ruby Merger Corp.
           c/o GE Medical Systems
           P.O. Box 414, W-410
           Milwaukee, WI 53201
           Attn: General Counsel
           Fax: 414-544-3575

           with copies to:

           GE Medical Systems
           3000 North Grandview Blvd.
           Waukesha, WI 53188
           Attn: General Counsel
           and:

           General Electric Company
           3135 Easton Turnpike
           Fairfield, CT 06431-0001
           Attn: Vice President and Senior Counsel--Transactions

           and

           Gibson, Dunn & Crutcher LLP
           1801 California Street, Suite 4100
           Denver, Colorado 80202
           Attention: Richard M. Russo, Esq.
           Facsimile No.: 303-313-2838

           and

           McCarter & English, LLP
           100 Mulberry Street
           Newark, N.J. 07102-4096
           Attention: Kenneth E. Thompson, Esq.
           Facsimile No.: 973-624-7070

    (b) if to the Company, to:

           Imatron Inc.
           389 Oyster Point Blvd
           South San Francisco, California 94080
           Attention: S. Lewis Meyer

           with a copy to:

           Allen Matkins Leck Gamble & Mallory LLP
           333 Bush Street, 17th Floor
           San Francisco, California 94104-2806
           Attention: Roger S. Mertz
           Facsimile No.: 415-837-1516

    13. PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than Parent or the Company, or their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

    14. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Merger Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Agreement may not be changed, amended or modified orally, but only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

    15. ASSIGNMENT. No party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other party hereto, except that Parent may, without a written consent, assign its rights and delegate its obligations hereunder in whole or in part to one or more of its direct or indirect wholly owned subsidiaries.

    16. HEADINGS. The section headings herein are for convenience only and shall not affect the construction of this Agreement.

    17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

    18. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York. Each party hereto waives any right to a trial by jury in connection with any action, suit or proceeding and waives any objection based on FORUM NON CONVENIENS or any other objection to venue thereof.

    19. TERMINATION. This Agreement and the Option shall terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms; PROVIDED, HOWEVER, the Option shall not terminate until 12 months after a termination pursuant to clause (b) immediately above if (A) the Merger Agreement is terminated by Parent pursuant to
Section 7.1(b), (c) or (f) thereof, (B) the Merger Agreement is terminated by Parent or the Company pursuant to Section 7.1(e) or (g) thereof or (C) the Merger Agreement is terminated by the Company pursuant to
Section 7.1(d)(i) thereof after receipt of a Superior Proposal; PROVIDED, FURTHER, that this Agreement shall not terminate with respect to the Repurchase Right set forth in Section 9(b) until 90 days after the termination of the Option pursuant to the foregoing proviso. Notwithstanding the foregoing, the provisions of Section 8 shall survive the termination of this Agreement for the period until the date that the Parent is permitted to sell shares of Company Common Stock without any restrictions (including volume and manner of sale) under Rule 144 as promulgated by the SEC under the Securities Act of 1933.

    20. CAPITALIZED TERMS. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Merger Agreement.

    21. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

    IN WITNESS WHEREOF, Parent and the Company have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                           GENERAL ELECTRIC COMPANY,
                                           a New York corporation

                                           By:               /s/ J. KEITH MORGAN
                                                  ----------------------------------------
                                           Name:               J. Keith Morgan
                                           Title:              VICE PRESIDENT

                       Signature Page to Option Agreement

IN WITNESS WHEREOF, Parent and the Company have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                           IMATRON INC.
                                           a New Jersey corporation

                                           By:               /s/ S. LEWIS MEYER
                                                  ----------------------------------------
                                           Name:               S. Lewis Meyer
                                           Title:          CHIEF EXECUTIVE OFFICER

                       Signature Page to Option Agreement

                                                                         ANNEX D

                             SHAREHOLDER AGREEMENT

    SHAREHOLDER AGREEMENT, dated as of September 21, 2001 (this "AGREEMENT"), by the undersigned shareholders (collectively, the "SHAREHOLDERS") of Imatron Inc., a New Jersey corporation (the "COMPANY"), for the benefit of General Electric Company, a New York corporation ("PARENT").

                                    RECITALS

    A. Parent, Ruby Merger Corp., a New Jersey corporation and a direct wholly owned subsidiary of Parent ("SUB"), and the Company are entering into the Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, each issued and outstanding share of Common Stock, no par value per share, of the Company ("COMPANY COMMON STOCK"), not owned directly or indirectly by Parent or the Company, will be converted into shares of Common Stock, par value $.06 per share, of Parent ("PARENT COMMON STOCK");

    B. As of the date hereof, each Shareholder owns that number of shares of Company Common Stock appearing opposite his name on SCHEDULE A (such shares of Company Common Stock together with any other shares of capital stock of the Company acquired by such Shareholder, individually, after the date hereof during the term of this Agreement, whether upon the exercise of options or by means of purchase, dividend, distribution or otherwise, being collectively referred to herein as the "SUBJECT SHARES"); and

    C. As a condition to its willingness to enter into the Merger Agreement, Parent has required that the Shareholders agree, and in order to induce Parent to enter into the Merger Agreement the Shareholders have agreed, to enter into this Agreement.

    NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

    1. COVENANTS OF SHAREHOLDERS. Until the termination of this Agreement in accordance with Section 3, the Shareholders agree as follows:

        (a) The Shareholders shall attend the Shareholder Meeting, in person or by proxy, and at the Shareholder Meeting (or at any adjournment thereof) or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, the Shareholders shall vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

        (b) At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which the Shareholders' vote, consent or other approval is sought, the Shareholders shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any Subsidiary or any Takeover Proposal or (ii) any amendment of the Company's Amended and Restated Certificate of Incorporation, or By-laws or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. The Shareholders further agrees not to commit or agree to take any action inconsistent with the foregoing.

        (c) The Shareholders agree not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "TRANSFER"), or enter into any contract, option or other arrangement (including any profit-sharing arrangement) with respect to the Transfer of the Subject Shares to any person or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in relation to the Subject Shares, and agree not to commit or agree to take any of the foregoing actions.

        (d) The Shareholders shall not, nor shall the Shareholders authorize any investment banker, attorney or other advisor or representative of the Shareholders to, directly or indirectly (i) solicit, initiate or encourage the submission of, any Takeover Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to the Company or any Subsidiary in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Takeover Proposal.

        (e) The Shareholders shall use the Shareholders' reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary, proper or advisable to support and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

        (f) The Shareholders agree to promptly notify Parent in writing of the nature and amount of any acquisition by such Shareholder of any voting securities of the Company acquired by such Shareholder hereafter.

        (g) The Shareholders shall not knowingly take or fail to take any action which would cause any of the representations and warranties set forth in the Shareholder Tax Certificate attached hereto as SCHEDULE B to be untrue or incorrect.

        (h) The Shareholder hereby revokes any and all prior proxies or powers of attorney in respect of any of Subject Shares and constitutes and appoints Sub and Parent, or any nominee of Sub and Parent, or any of them, with full power of substitution and resubstitution, at any time during the term hereof, as its true and lawful attorney and proxy (its "Proxy"), for and in its name, place and stead (i) to demand that the Secretary of the Company call a special meeting of the shareholders of the Company for the purpose of considering any matter referred to in Section 1(a) and 1(b) hereof, (ii) to vote each of such Subject Shares as provided in Sections 1(a) and 1(b) as its proxy at every annual, special, adjourned or postponed meeting of the shareholders of the Company, including the right to sign its name (as shareholder) to any consent, certificate or other document relating to the Company that New Jersey Law may permit or require as provided in Sections 1(a) and 1(b) and (iii) to approve any other motion or action in furtherance of the foregoing.

        THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM OF THIS AGREEMENT.

    2. REPRESENTATIONS AND WARRANTIES. Each Shareholder represents and warrants with respect to himself to Parent as follows:

        (a) The Shareholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares. The Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares. The Shareholder has the sole right to vote, and the sole power of disposition with respect to, the Subject Shares, and none of the Subject Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of such Subject Shares, except as contemplated by this Agreement.

        (b) This Agreement has been duly executed and delivered by the Shareholder. Assuming the due authorization, execution and delivery of this Agreement by Parent, this Agreement constitutes the valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms. The execution and delivery of this Agreement by the Shareholder does not and will not conflict with any agreement, order or other instrument binding upon the Shareholder, nor require any regulatory filing or approval, other than pursuant to the HSR Act (as defined below).

        (c) To the knowledge of the Shareholder, the representations set forth in the Shareholder Tax Certificate attached hereto as Schedule B, if made on the date hereof (assuming the Merger were consummated as of the date hereof), would be true and correct.

    3. THE OPTION; EXERCISE; ADJUSTMENTS. Each Shareholder hereby grants to Parent an irrevocable option (the "OPTION") to purchase from time to time the Subject Shares, upon the terms and subject to the conditions set forth herein (the "OPTIONED SHARES"). Subject to the conditions set forth in Section 4, the Option may be exercised by Parent in whole or from time to time in part, at any time following the occurrence of a Triggering Event (as defined below) and prior to the termination of the Option in accordance with Section 8. In the event Parent wishes to exercise the Option, Parent shall send a written notice to the applicable Shareholder (the "STOCK EXERCISE NOTICE") specifying the total number of Optioned Shares it wishes to purchase and a date (not later than 20 business days and not earlier than two business days from the date such notice is given) for the closing of such purchase (the "CLOSING DATE"). Parent may revoke an exercise of the Option at any time prior to the Closing Date by written notice to the applicable Shareholder. In the event of any change in the number of issued and outstanding shares of Subject Shares by reason of any stock dividend, stock split, split-up, recapitalization, merger or other change in the corporate or capital structure of the Company, the number of Optioned Shares subject to the Option and the Exercise Price (as hereinafter defined) per Optioned Share shall be appropriately adjusted.

    4.  CONDITIONS TO EXERCISE OF OPTION AND DELIVERY OF OPTIONED SHARES.

        (a) Parent's right to exercise the Option is subject to the following conditions:

           (i) Neither Parent nor Sub shall have breached any of its material obligations under the Merger Agreement;

           (ii) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States invalidating the grant or prohibiting the exercise of the Option or the delivery of the Optioned Shares shall be in effect;

          (iii) All waiting periods under the HSR Act (as defined below) applicable to the exercise of the Option shall have expired or been terminated; and

           (iv) One or more of the following events shall have occurred on or after the date hereof: (A) any person, corporation, partnership, limited liability company or other entity or group (such person, corporation, partnership, limited liability company or other entity or group, other than Parent or an affiliate of Parent, being referred to hereinafter, singularly or collectively, as a "PERSON"), acquires or becomes the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; (B) any group is formed which beneficially owns 20% or more of the outstanding shares of Company Common Stock; (C) any Person shall have commenced a tender or exchange offer for 20% or more of the then outstanding shares of Company Common Stock or publicly proposed any bona fide merger, consolidation or acquisition of all or substantially all the assets of the Company, or other similar business combination involving the Company; (D) the Company enters into, or announces that it proposes to enter into, an agreement, including, without limitation, an agreement in principle, providing for a merger or other business combination involving the Company or a "significant subsidiary" (as defined in Rule 1.02(w) of Regulation S-X as promulgated by the Securities and Exchange Commission (the "SEC")) of the Company or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, the Company or a significant subsidiary (other than the transactions contemplated by the Merger Agreement); (E) any Person is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of shares of Company Common Stock which, together with all shares of Company Common Stock beneficially owned by such Person, results or would result in such Person being the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; or (F) there is a public announcement with respect to a plan or intention by the Company, other than Parent or its affiliates, to effect any of the foregoing transactions. For purposes of this subparagraph (iii), the terms "group" and "beneficial owner" shall be defined by reference to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations promulgated thereunder.

        (b) Parent's obligation to purchase the Optioned Shares following the exercise of the Option, and the Company's obligation to deliver the Optioned Shares, are subject to the conditions that:

           (i) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Optioned Shares shall be in effect;

           (ii) The purchase of the Optioned Shares will not violate Rule 10b-18 promulgated under the Exchange Act; and

          (iii) All applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), shall have expired or been terminated.

    5. EXERCISE PRICE FOR OPTIONED SHARES. At any Closing Date, the applicable Shareholder will deliver to Parent a certificate or certificates representing the Optioned Shares in the denominations designated by Parent in its Stock Exercise Notice and Parent will purchase the Optioned Shares from such Shareholder at a price per Optioned Share equal to $1.89 (the "EXERCISE PRICE"), payable in cash. Payment made by Parent to such Shareholder pursuant to this Agreement shall be made by wire transfer of federal funds to a bank designated by such Shareholder or a check payable in immediately available funds. After payment of the Exercise Price for the Optioned Shares covered by the Stock Exercise Notice, the Option shall be deemed exercised to the extent of the Optioned Shares specified in the Stock Exercise Notice as of the date such Stock Exercise Notice is given to such Shareholder.

    6. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to the Company that (a) the execution and delivery of this Agreement by Parent and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and this Agreement has been duly executed and delivered by Parent and constitutes a valid and binding agreement of Parent; and (b) Parent is acquiring the Option and, if and when it exercises the Option, will be acquiring the Optioned Shares issuable upon the exercise thereof, for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and will not sell or otherwise dispose of the Optioned Shares except pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act.

    7. THE CLOSING. Any closing hereunder shall take place on the Closing Date specified by Parent in its Stock Exercise Notice pursuant to Section 3 at 10:00 A.M., local time, or the first business day thereafter on which all of the conditions in Section 4 are met, at the principal executive office of the Company, or at such other time and place as the parties hereto may agree.

    8. TERMINATION. The obligations of the Shareholders hereunder shall terminate upon the earlier to occur of (i) 6 months after the termination of the Merger Agreement pursuant to Section 7.1 thereof and (ii) the Effective Time; PROVIDED, HOWEVER, that if the Merger Agreement is terminated by the Company pursuant to Section 7.1(b), (c) or (d) thereof (other than a termination pursuant to Section 7.1(d)(i) following receipt of a Superior Proposal) or if the Merger Agreement is terminated pursuant to Section 7.1(a) thereof, then such obligations shall terminate upon the termination of the Merger Agreement. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

    9. WAIVER OF REGISTRATION RIGHTS. The Shareholders hereby waive, relinquish and forego any and all registration rights and or obligations of the Company, Parent, the Surviving Corporation, or any of their respective affiliates to register any equity securities of the Company or any equity securities of Parent received in exchange for securities of the Company.

    10. FURTHER ASSURANCES. The Shareholders will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

    11. SUCCESSORS, ASSIGNS AND TRANSFEREES BOUND. Any successor, assignee or transferee (including a successor, assignee or transferee as a result of the death of the Shareholder, such as an executor or heir) shall be bound by the terms hereof, and the Shareholders shall take any and all actions necessary to obtain the written confirmation from such successor, assignee or transferee that it is bound by the terms hereof.

    12. AFFILIATE LETTER; SHAREHOLDER TAX CERTIFICATE. The Shareholders agree to execute and deliver on a timely basis, when and if requested by Parent, (i) a written agreement in substantially the form of Exhibit E to the Merger Agreement and (ii) the Shareholder Tax Certificate attached hereto as SCHEDULE B.

    13. REMEDIES. The Shareholders acknowledge that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause Parent irreparable harm. Accordingly, the Shareholders agree that in the event of any breach or threatened breach of this Agreement, Parent, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

    14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

    15. AMENDMENT. This Agreement may be amended only by means of a written instrument executed and delivered by both the Shareholders and Parent.

    16. JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of the U.S. District Court for the Southern District of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such courts (and waives any objection based on FORUM NON CONVENIENS or any other objection to venue therein). Each party hereto waives any right to a trial by jury in connection with any such action, suit or proceeding.

    17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

    18. EXPENSES. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise specified in the Merger Agreement.

    19. NOTICE. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or if sent by telex or telecopier (and also confirmed in writing) to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

    (a) if to Parent or Sub, to:

           Ruby Merger Corp.
           c/o GE Medical Systems
           P.O. Box 414, W-410
           Milwaukee, WI 53201
           Attn: General Counsel
           Fax: 414-544-3575

           with copies to:

           GE Medical Systems
           3000 North Grandview Blvd.
           Waukesha, WI 53188
           Attn: General Counsel

           and:

           General Electric Company
           3135 Easton Turnpike
           Fairfield, CT 06431-0001
           Attn: Vice President and Senior Counsel--Transactions

           and

           Gibson, Dunn & Crutcher LLP
           1801 California Street, Suite 4100
           Denver, Colorado 80202
           Attention: Richard M. Russo, Esq.
           Facsimile No.: 303-313-2838

           and

           McCarter & English, LLP
           100 Mulberry Street
           Newark, N.J. 07102-4096
           Attention: Kenneth E. Thompson, Esq.
           Facsimile No.: 973-624-7070

    (b) if to the Company, to:

           Imatron Inc.
           389 Oyster Point Blvd
           South San Francisco, California 94080
           Attention: S. Lewis Meyer
           with a copy to:

           Allen Matkins Leck Gamble & Mallory LLP
           333 Bush Street, 17th Floor
           San Francisco, California 94104-2806
           Attention: Roger S. Mertz
           Facsimile No.: 415-837-1516

    20. CAPITALIZED TERMS. Capitalized terms used in this Agreement that are not defined herein shall have such meanings as set forth in the Merger Agreement.

    21. COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    22.  NO LIMITATION ON ACTIONS OF THE SHAREHOLDERS AS
DIRECTOR. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require the Shareholders to take or in any way limit any action that the Shareholders may take to discharge the Shareholders' fiduciary duties as a director of the Company, including but not limited to the right to vote for or support a Superior Proposal in accordance with the terms of the Merger Agreement.

    23. WAIVER OF APPRAISAL RIGHTS. Each Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger.

    24. STOP TRANSFER. The Shareholders shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in compliance with this Agreement.

    IN WITNESS WHEREOF, the Shareholders and Parent have caused this Agreement to be duly executed and delivered on the day first above written.

                                           GENERAL ELECTRIC COMPANY,
                                           a New York corporation

                                           By:               /s/ J. KEITH MORGAN
                                                  ----------------------------------------
                                           Name:               J. Keith Morgan

                    Signature Page to Shareholder Agreement

    IN WITNESS WHEREOF, the Shareholders and Parent have caused this Agreement to be duly executed and delivered on the day first above written.

                                           SHAREHOLDER

                                                          /s/ S. LEWIS MEYER
                                           ------------------------------------------------

                    Signature Page to Shareholder Agreement

    IN WITNESS WHEREOF, the Shareholders and Parent have caused this Agreement to be duly executed and delivered on the day first above written.

                                           SHAREHOLDER

                                                         /s/ DOUGLAS P. BOYD
                                           ------------------------------------------------

                    Signature Page to Shareholder Agreement

    IN WITNESS WHEREOF, the Shareholders and Parent have caused this Agreement to be duly executed and delivered on the day first above written.

                                           SHAREHOLDER

                                                     /s/ JOSE MARIA SALEMA GARCAO
                                           ------------------------------------------------

                    Signature Page to Shareholder Agreement

                                                                         ANNEX E

                             SHAREHOLDER AGREEMENT

    SHAREHOLDER AGREEMENT, dated as of September 21, 2001 (this "AGREEMENT"), by the undersigned shareholders (collectively, the "SHAREHOLDERS") of Imatron, Inc., a New Jersey corporation (the "COMPANY"), for the benefit of General Electric Company, a New York corporation ("PARENT").

                                    RECITALS

    A. Parent, Ruby Merger Corp., a New Jersey corporation and a direct wholly owned subsidiary of Parent ("SUB"), and the Company are entering into the Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, each issued and outstanding share of Common Stock, no par value per share, of the Company ("COMPANY COMMON STOCK"), not owned directly or indirectly by Parent or the Company, will be converted into shares of Common Stock, par value $.06 per share, of Parent ("PARENT COMMON STOCK");

    B. As of the date hereof, each Shareholder owns that number of shares of Company Common Stock appearing opposite his name on SCHEDULE A (a number of shares equal to 70% of (i) such shares of Company Common Stock, and (ii) any other shares of capital stock of the Company acquired by such Shareholder after the date hereof during the term of this Agreement, whether upon the exercise of options or warrants or by means of purchase, dividend, distribution or otherwise, being collectively referred to herein as the "SUBJECT SHARES"); and

    C. As a condition to its willingness to enter into the Merger Agreement, Parent has required that the Shareholders agree, and in order to induce Parent to enter into the Merger Agreement the Shareholders have agreed, to enter into this Agreement.

    NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

    1. COVENANTS OF SHAREHOLDERS. Until the termination of this Agreement in accordance with Section 8, the Shareholders agree as follows:

        (a) The Shareholders shall attend the Shareholder Meeting, in person or by proxy, and at the Shareholder Meeting (or at any adjournment thereof) or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, the Shareholders shall vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

        (b) At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which the Shareholders' vote, consent or other approval is sought, the Shareholders shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any Subsidiary or any Takeover Proposal or (ii) any amendment of the Company's Amended and Restated Certificate of Incorporation, or By-laws or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of any class of capital stock of the Company. The Shareholders further agrees not to commit or agree to take any action inconsistent with the foregoing.

        (c) The Shareholders agree not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "TRANSFER"), or enter into any contract, option or other arrangement (including any profit-sharing arrangement) with respect to the Transfer of the Subject Shares to any person or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in relation to the Subject Shares, and agree not to commit or agree to take any of the foregoing actions.

        (d) The Shareholders shall not, nor shall the Shareholders authorize any investment banker, attorney or other advisor or representative of the Shareholders to, directly or indirectly (i) solicit, initiate or encourage the submission of, any Takeover Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to the Company or any Subsidiary in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Takeover Proposal.

        (e) The Shareholders shall use the Shareholders' reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary, proper or advisable to support and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

        (f) The Shareholders agree to promptly notify Parent in writing of the nature and amount of any acquisition by such Shareholder of any voting securities of the Company acquired by such Shareholder hereafter.

        (g) The Shareholders shall not knowingly take or fail to take any action which would cause any of the representations and warranties set forth in the Shareholder Tax Certificate attached hereto as SCHEDULE B to be untrue or incorrect.

        (h) The Shareholder hereby revokes any and all prior proxies or powers of attorney in respect of any of Subject Shares and constitutes and appoints Sub and Parent, or any nominee of Sub and Parent, or any of them, with full power of substitution and resubstitution, at any time during the term hereof, as its true and lawful attorney and proxy (its "Proxy"), for and in its name, place and stead (i) to demand that the Secretary of the Company call a special meeting of the shareholders of the Company for the purpose of considering any matter referred to in Section 1(a) and 1(b) hereof, (ii) to vote each of such Subject Shares as provided in Sections 1(a) and 1(b) as its proxy at every annual, special, adjourned or postponed meeting of the shareholders of the Company, including the right to sign its name (as shareholder) to any consent, certificate or other document relating to the Company that New Jersey Law may permit or require as provided in Sections 1(a) and 1(b) and (iii) to approve any other motion or action in furtherance of the foregoing.

        THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM OF THIS AGREEMENT.

    2. REPRESENTATIONS AND WARRANTIES. Each Shareholder represents and warrants with respect to himself to Parent as follows:

        (a) The Shareholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares. The Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares. The Shareholder has the sole right to vote, and the sole power of disposition with respect to, the Subject Shares, and none of the Subject Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting or disposition of such Subject Shares, except as contemplated by this Agreement.

        (b) This Agreement has been duly executed and delivered by the Shareholder. Assuming the due authorization, execution and delivery of this Agreement by Parent, this Agreement constitutes the valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms. The execution and delivery of this Agreement by the Shareholder does not and will not conflict with any agreement, order or other instrument binding upon the Shareholder, nor require any regulatory filing or approval, other than pursuant to the HSR Act (as defined below).

        (c) To the knowledge of the Shareholder, the representations set forth in the Shareholder Tax Certificate attached hereto as Schedule B, if made on the date hereof (assuming the Merger were consummated as of the date hereof), would be true and correct.

    3. THE OPTION; EXERCISE; ADJUSTMENTS. Each Shareholder hereby grants to Parent an irrevocable option (the "OPTION") to purchase from time to time the Subject Shares, upon the terms and subject to the conditions set forth herein (the "OPTIONED SHARES"). Subject to the conditions set forth in Section 4, the Option may be exercised by Parent in whole or from time to time in part, at any time following the occurrence of a Triggering Event (as defined below) and prior to the termination of the Option in accordance with Section 8. In the event Parent wishes to exercise the Option, Parent shall send a written notice to the applicable Shareholder (the "STOCK EXERCISE NOTICE") specifying the total number of Optioned Shares it wishes to purchase and a date (not later than 20 business days and not earlier than two business days from the date such notice is given) for the closing of such purchase (the "CLOSING DATE"). Parent may revoke an exercise of the Option at any time prior to the Closing Date by written notice to the applicable Shareholder. In the event of any change in the number of issued and outstanding shares of Subject Shares by reason of any stock dividend, stock split, split-up, recapitalization, merger or other change in the corporate or capital structure of the Company, the number of Optioned Shares subject to the Option and the Exercise Price (as hereinafter defined) per Optioned Share shall be appropriately adjusted.

    4.  CONDITIONS TO EXERCISE OF OPTION AND DELIVERY OF OPTIONED SHARES.

        (a) Parent's right to exercise the Option is subject to the following conditions:

           (i) Neither Parent nor Sub shall have breached any of its material obligations under the Merger Agreement;

           (ii) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States invalidating the grant or prohibiting the exercise of the Option or the delivery of the Optioned Shares shall be in effect;

          (iii) All waiting periods under the HSR Act (as defined below) applicable to the exercise of the Option shall have expired or been terminated; and

           (iv) One or more of the following events shall have occurred on or after the date hereof: (A) any person, corporation, partnership, limited liability company or other entity or group (such person, corporation, partnership, limited liability company or other entity or group, other than Parent or an affiliate of Parent, being referred to hereinafter, singularly or collectively, as a "PERSON"), acquires or becomes the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; (B) any group is formed which beneficially owns 20% or more of the outstanding shares of Company Common Stock; (C) any Person shall have commenced a tender or exchange offer for 20% or more of the then outstanding shares of Company Common Stock or publicly proposed any bona fide merger, consolidation or acquisition of all or substantially all the assets of the Company, or other similar business combination involving the Company; (D) the Company enters into, or announces that it proposes to enter into, an agreement, including, without limitation, an agreement in principle, providing for a merger or other business combination involving the Company or a "significant subsidiary" (as defined in Rule 1.02(w) of Regulation S-X as promulgated by the Securities and Exchange Commission (the "SEC")) of the Company or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, the Company or a significant subsidiary (other than the transactions contemplated by the Merger Agreement); (E) any Person is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of shares of Company Common Stock which, together with all shares of Company Common Stock beneficially owned by such Person, results or would result in such Person being the beneficial owner of 20% or more of the outstanding shares of Company Common Stock; or (F) there is a public announcement with respect to a plan or intention by the Company, other than Parent or its affiliates, to effect any of the foregoing transactions. For purposes of this subparagraph (iii), the terms "group" and "beneficial owner" shall be defined by reference to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations promulgated thereunder.

        (b) Parent's obligation to purchase the Optioned Shares following the exercise of the Option, and the Company's obligation to deliver the Optioned Shares, are subject to the conditions that:

           (i) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Optioned Shares shall be in effect;

           (ii) The purchase of the Optioned Shares will not violate Rule 10b-18 promulgated under the Exchange Act; and

          (iii) All applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), shall have expired or been terminated.

    5. EXERCISE PRICE FOR OPTIONED SHARES. At any Closing Date, the applicable Shareholder will deliver to Parent a certificate or certificates representing the Optioned Shares in the denominations designated by Parent in its Stock Exercise Notice and Parent will purchase the Optioned Shares from such Shareholder at a price per Optioned Share equal to $1.89 (the "EXERCISE PRICE"), payable in cash. Payment made by Parent to such Shareholder pursuant to this Agreement shall be made by wire transfer of federal funds to a bank designated by such Shareholder or a check payable in immediately available funds. After payment of the Exercise Price for the Optioned Shares covered by the Stock Exercise Notice, the Option shall be deemed exercised to the extent of the Optioned Shares specified in the Stock Exercise Notice as of the date such Stock Exercise Notice is given to such Shareholder.

    6. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to the Company that (a) the execution and delivery of this Agreement by Parent and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and this Agreement has been duly executed and delivered by Parent and constitutes a valid and binding agreement of Parent; and (b) Parent is acquiring the Option and, if and when it exercises the Option, will be acquiring the Optioned Shares issuable upon the exercise thereof, for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and will not sell or otherwise dispose of the Optioned Shares except pursuant to an effective registration statement under the Securities Act or a valid exemption from registration under the Securities Act.

    7. THE CLOSING. Any closing hereunder shall take place on the Closing Date specified by Parent in its Stock Exercise Notice pursuant to Section 3 at 10:00 A.M., local time, or the first business day thereafter on which all of the conditions in Section 4 are met, at the principal executive office of the Company, or at such other time and place as the parties hereto may agree.

    8. TERMINATION. The obligations of the Shareholders hereunder shall terminate upon the earlier to occur of (i) 60 days after the termination of the Merger Agreement pursuant to Section 7.1 thereof and (ii) the Effective Time; PROVIDED, HOWEVER, that if the Merger Agreement is terminated by the Company pursuant to Section 7.1(b), (c) or (d) thereof (other than a termination pursuant to Section 7.1(d)(i) following receipt of a Superior Proposal) or if the Merger Agreement is terminated pursuant to Section 7.1(a) thereof, then such obligations shall terminate upon the termination of the Merger Agreement. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination.

    9. WAIVER OF REGISTRATION RIGHTS. The Shareholders hereby waive, relinquish and forego any and all registration rights and or obligations of the Company, Parent, the Surviving Corporation, or any of their respective affiliates to register any equity securities of the Company or any equity securities of Parent received in exchange for securities of the Company.

    10. FURTHER ASSURANCES. The Shareholders will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

    11. SUCCESSORS, ASSIGNS AND TRANSFEREES BOUND. Any successor, assignee or transferee (including a successor, assignee or transferee as a result of the death of the Shareholder, such as an executor or heir) shall be bound by the terms hereof, and the Shareholders shall take any and all actions necessary to obtain the written confirmation from such successor, assignee or transferee that it is bound by the terms hereof.

    12. AFFILIATE LETTER; SHAREHOLDER TAX CERTIFICATE. The Shareholders agree to execute and deliver on a timely basis, when and if requested by Parent, (i) a written agreement in substantially the form of Exhibit E to the Merger Agreement and (ii) the Shareholder Tax Certificate attached hereto as SCHEDULE B.

    13. REMEDIES. The Shareholders acknowledge that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause Parent irreparable harm. Accordingly, the Shareholders agree that in the event of any breach or threatened breach of this Agreement, Parent, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

    14. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

    15. AMENDMENT. This Agreement may be amended only by means of a written instrument executed and delivered by both the Shareholders and Parent.

    16. JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of the U.S. District Court for the Southern District of New York in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such courts (and waives any objection based on FORUM NON CONVENIENS or any other objection to venue therein). Each party hereto waives any right to a trial by jury in connection with any such action, suit or proceeding.

    17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

    18. EXPENSES. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise specified in the Merger Agreement.

    19. NOTICE. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or if sent by telex or telecopier (and also confirmed in writing) to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

    (a) if to Parent or Sub, to:

           GE Medical Systems
           3000 North Grandview Blvd.
           Waukesha, WI 53188
           Attn: General Counsel

           with copies to:

           General Electric Company
           3135 Easton Turnpike
           Fairfield, CT 06431-0001
           Attn: Vice President and Senior Counsel--Transactions

           and

           Gibson, Dunn & Crutcher LLP
           1801 California Street, Suite 4100
           Denver, Colorado 80202
           Attention: Richard M. Russo, Esq.
           Facsimile No.: 303-313-2838

    (b) if to the Company, to:

           Imatron Inc.
           389 Oyster Point Blvd
           South San Francisco, California 94080
           Attention: S. Lewis Meyer

           with a copy to:

           Allen Matkins Leck Gamble & Mallory LLP
           333 Bush Street, 17th Floor
           San Francisco, California 94104-2806
           Attention: Roger S. Mertz
           Facsimile No.: 415-837-1516

    20. CAPITALIZED TERMS. Capitalized terms used in this Agreement that are not defined herein shall have such meanings as set forth in the Merger Agreement.

    21. COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    22.  NO LIMITATION ON ACTIONS OF THE SHAREHOLDERS AS
DIRECTOR. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended or shall be construed to require the Shareholders to take or in any way limit any action that the Shareholders may take to discharge the Shareholders' fiduciary duties as a director of the Company, including but not limited to the right to vote for or support a Superior Proposal in accordance with the terms of the Merger Agreement.

    23. WAIVER OF APPRAISAL RIGHTS. Each Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger.

    24. STOP TRANSFER. The Shareholders shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in compliance with this Agreement.

    IN WITNESS WHEREOF, the Shareholders and Parent have caused this Agreement to be duly executed and delivered on the day first above written.

                                           GENERAL ELECTRIC COMPANY,
                                           a New York corporation

                                           By:               /s/ J. KEITH MORGAN
                                                  ----------------------------------------
                                           Name:               J. Keith Morgan

                    Signature Page to Shareholder Agreement

    IN WITNESS WHEREOF, the Shareholders and Parent have caused this Agreement to be duly executed and delivered on the day first above written.

                                           SHAREHOLDER

                                                            /s/ TERRY ROSS
                                           ------------------------------------------------
                                                              Terry Ross

                    Signature Page to Shareholder Agreement

                                  IMATRON INC.

              SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 19, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The shareholder of Imatron Inc., a New Jersey corporation ("Imatron"), whose name and signature appear on the reverse side of this card, having received the Notice of Special Meeting of Shareholders and the related proxy statement/prospectus for Imatron's special meeting of shareholders to be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, on December 19, 2001 at 10:30 a.m., local time., hereby appoints
S. Lewis Meyer and Douglas P. Boyd, or either of them, the proxies of the shareholder, each with full power of substitution, to vote at such meeting, and at any adjournments of such meeting, all shares of Imatron common stock, no par value per share, that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, AND THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.
--------------------------------------------------------------------------------

MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, PLEASE SO INDICATE IN THE SPACE PROVIDED ON THE REVERSE SIDE.
--------------------------------------------------------------------------------

[X]                   Please mark your votes as in this example.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.   Approval and adoption of the Agreement and Plan of Merger,    FOR  AGAINST  ABSTAIN
     dated as of September 21, 2001, among Imatron Inc., General   [  ]  [  ]     [  ]
     Electric Company and Ruby Merger Corp. and the transactions contemplated thereby.
2.   The undersigned authorizes the aforementioned proxies to      [  ]  [  ]     [  ]
     vote in their discretion on any other matters that may
     properly come before the special meeting or any adjournments thereof, subject to limitations set forth in applicable
     regulations under the Securities Exchange Act of 1934,
     including the postponement and adjournment of the special
     meeting in order to solicit additional votes to approve the merger agreement if the secretary of the special meeting
     determines that there are not sufficient votes to approve
     the merger agreement.
                                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [  ]

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

The undersigned hereby revokes any proxy heretofore given to vote with respect to the Imatron common stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

Dated            , 2001

                                                              -----------------------------------------------------------
                                                              Co-Owner Sign Here

                                                              -----------------------------------------------------------
                                                              Shareholder Sign Here

                                                              NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS CARD,
                                                              WHEN SHARES ARE HELD JOINTLY; BOTH SHOULD SIGN. WHEN SIGNING
                                                              AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                                              PLEASE GIVE FULL TITLE AS SUCH. WHEN EXECUTED BY A
                                                              CORPORATION OR PARTNERSHIP, PLEASE SIGN IN FULL CORPORATE OR
                                                              PARTNERSHIP NAME BY A DULY AUTHORIZED OFFICER OR PARTNER,
                                                              GIVING TITLE. PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY
                                                              WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY
                                                              NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.